UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-7123
Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Emerging Leaders Fund

ANNUAL REPORT August 31, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Information About the Review and Approval
of the Fund's Management Agreement
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Leaders Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Leaders Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk. With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced a total return of 3.31% .1 In comparison, the fund's benchmark, the Russell 2000 Index (the "Index"), achieved a 9.36% total return for the same period.2

Stock markets were supported during the reporting period by reasonably low inflation, strong corporate earnings and robust levels of global industrial activity. Small-cap stocks generally outperformed their large-cap counterparts, a trend the market had sustained for more than six years. The fund participated in the market's advance to a degree. However, the fund's performance was undermined by weak results from several of the valuation-oriented components of our quantitative model and disappointing returns from individual holdings in a few key industry groups. As a result, the fund's returns lagged the benchmark.

What is the fund's investment approach?

The fund seeks capital growth by investing at least 80% of its assets in companies we believe are emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth. The fund currently considers small companies to be those companies with market capitalizations that fall within the range of the Index at the time of purchase. Because the fund may continue to hold a security as its market capitalization grows, certain of the fund's holdings can have market capitalizations in excess of the Index at any time.

We employ a structured approach in which principles of fundamental analysis are implemented quantitatively.This disciplined,"bottom-up," approach seeks to identify undervalued securities through a propri-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

etary quantitative model which uses over 40 factors to rank stocks based on fundamental momentum, relative value, future value, long-term growth and additional factors, such as technical factors. We attempt to maintain a neutral exposure to industry groups relative to the Index.Within each sector, we overweight the stocks ranked most attractive and underweight or avoid those ranked least attractive.

What other factors influenced the fund's performance?

Stocks rose broadly during the first half of the reporting period on the strength of robust economic growth and rising corporate earnings. As they had for several years, small-cap stocks continued to produce higher returns than their large-cap counterparts.However,the reporting period's second half proved to be considerably more challenging as a cooling housing market and moderating employment gains suggested that economic growth was slowing.As a result, investors began to grow more risk averse, and the small-cap market gave up some of its earlier gains.

Headwinds during the reporting period's second half hindered the fund's progress to a significantly greater degree than the benchmark's. Although the fund's momentum-oriented quantitative analytic factors had some success in identifying both strong- and weak-performing holdings during the market's downturn, its value-oriented factors proved less effective in identifying winners. In light of changing market conditions, it is not surprising that the market failed to reward our value-oriented quantitative factors. Our blended value and momentum analytic approach includes a wide variety of factors precisely because markets often shift from favoring one type of investment to another.

Individual stock selection across several market sectors was primarily responsible for the fund's second-half retreat. For example, in the technology sector, semiconductor producers, such as Genesis Microchip; electronic equipment makers, such as Novatel Wireless; and software developers, such as Vignette, all declined. Losses in these industries contrasted with gains in Internet service providers, such as F5 Networks. Among consumer holdings, specialty retailers, such as Genesco, and home construction companies, such as Technical Olympic USA,

4

detracted from performance. Finally, in the basic materials sector, the fund lost significant ground with investments such as Crown Holdings, despite gains in some metal and mining stocks, such as Chapparel Steel.

On a more positive note, the fund's position in Superior Energy Services, a provider of services and equipment to oil and gas producers, rose sharply on the strength of robust demand generated by high energy prices. In addition, the fund's bottom-up stock selection process resulted in a portfolio with slightly greater average exposure to energy stocks and slightly lower exposure to consumer durables stocks than the benchmark over the measurement period.While these over-and underweighted positions were generally modest, they nonetheless had a materially positive impact on the fund's relative performance.

What is the fund's current strategy?

The fund's investment approach has remained anchored in our disciplined and consistent quantitative security selection process. Although this process has resulted in mildly greater exposure than the benchmark to sectors including transport and health care and mildly lower exposure to technology and consumer cyclical stocks, these relative over- and underweighted positions remain slight. For the most part, the fund's sector allocations are in line with our sector-neutral investment approach, and all individual holdings meet the fund's quantitatively based investment criteria.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/06
	1 Year	5 Years	10 Years

Fund	3.31%	6.51%	12.39%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Emerging Leaders Fund on 8/31/96 to a $10,000
investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.
The fund's performance shown in the line graph takes into account all applicable fees and expenses.The Russell 2000
Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell
3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Leaders Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 5.59
Ending value (after expenses)	$928.50

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 5.85
Ending value (after expenses)	$1,019.41

† Expenses are equal to the fund's annualized expense ratio of 1.15%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—99.9%	Shares		Value ($)

Commercial & Professional Services—7.8%
A.M. Castle & Co.	77,800	[a]	2,198,628
Diamond Management
& Technology Consultants	345,400	[b]	3,215,674
Ennis	39,700	[a]	819,805
Harte-Hanks	322,000		8,533,000
LECG	83,500	[a,b]	1,415,325
Owens & Minor	181,300	[a]	5,832,421
Performance Food Group	252,400	[a,b]	6,211,564
ProQuest	315,600	[a,b]	4,232,196
Rush Enterprises, Cl. A	145,400	[b]	2,544,500
Spartan Stores	205,259		3,700,820
TeleTech Holdings	116,000	[b]	1,751,600
ValueClick	314,900	[b]	5,557,985
			46,013,518
Communications—.5%
Golden Telecom	92,500	[a]	2,821,250
Consumer Durables—.8%
Ethan Allen Interiors	54,200	[a]	1,829,250
Technical Olympic USA	225,600	[a]	2,743,296
			4,572,546
Consumer Non-Durables—2.7%
Elizabeth Arden	56,500	[b]	820,945
Mannatech	432,400	[a]	6,261,152
Steve Madden	95,250		3,509,962
Tootsie Roll Industries	43,100	[a]	1,250,331
Topps	98,700		861,651
USANA Health Sciences	67,600	[a,b]	3,025,776
			15,729,817
Consumer Services—6.1%
Great Wolf Resorts	167,000	[b]	2,022,370
Jack in the Box	102,400	[b]	4,913,152
Jackson Hewitt Tax Service	132,600	[a]	4,190,160
LodgeNet Entertainment	123,700	[b]	2,351,537
Media General, Cl. A	147,800		5,811,496
Pinnacle Entertainment	321,900	[b]	8,298,582
Sinclair Broadcast Group, Cl. A	401,100	[b]	3,096,492
Sonic	93,000	[b]	2,039,490

8

Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
Travelzoo	30,600 [a,b]	909,432
World Wrestling Entertainment	124,200 [a]	2,146,176
		35,778,887
Electronic Technology—12.0%
ADE	150,400 [b]	4,838,368
Advanced Energy Industries	289,700 [a,b]	4,162,989
Amkor Technology	42,200 [a,b]	239,274
Asyst Technologies	409,500 [b]	3,067,155
Atheros Communications	121,200 [b]	1,971,924
Audiovox, Cl. A	30,100 [a,b]	445,781
Broadwing	338,500 [a,b]	3,875,825
Exar	80,300 [a,b]	1,122,594
F5 Networks	143,300 [b]	7,177,897
Hexcel	226,600 [a,b]	3,403,532
Intevac	230,400 [b]	3,870,720
Newport	285,100 [a,b]	5,026,313
Omnivision Technologies	360,600 [a,b]	5,985,960
PLX Technology	207,300 [a,b]	2,222,256
Radisys	74,200 [b]	1,756,314
Redback Networks	234,400 [b]	4,369,216
Semtech	284,000 [b]	3,711,880
Silicon Image	747,000 [b]	8,672,670
Trident Microsystems	140,600 [b]	2,900,578
TTM Technologies	133,100 [b]	1,711,666
		70,532,912
Energy Minerals—3.0%
Harvest Natural Resources	144,700 [a,b]	1,850,713
Houston Exploration	98,600 [b]	6,325,190
Pacific Ethanol	99,400 [a,b]	1,841,882
Unit	149,900 [b]	7,901,229
		17,919,014
Finance—24.7%
Advanta, Cl. B	131,300 [a]	4,445,818
Anchor Bancorp Wisconsin	25,400 [a]	742,188
Ashford Hospitality Trust	283,400	3,392,298
Asta Funding	34,700	1,146,835
CentraCore Properties Trust	34,700 [a]	993,114

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)

Finance (continued)
City Holding	14,100		555,258
Corus Bankshares	258,400	[a]	5,635,704
Digital Realty Trust	144,400	[a]	4,319,004
Federal Agricultural Mortgage, Cl. C	52,700	[a]	1,478,235
FelCor Lodging Trust	307,400		6,593,730
Financial Federal	53,600		1,404,320
First Midwest Bancorp/IL	362,600		13,543,110
FPIC Insurance Group	53,500	[b]	2,206,340
Fremont General	173,500	[a]	2,477,580
Getty Realty	75,300	[a]	2,266,530
Greater Bay Bancorp	487,200		13,870,584
Harbor Florida Bancshares	293,300		12,990,257
Inland Real Estate	315,200	[a]	5,090,480
Innkeepers USA Trust	37,700	[a]	624,312
Kite Realty Group Trust	42,200		687,438
Knight Capital Group, Cl. A	174,100	[a,b]	3,039,786
LTC Properties	86,900	[a]	2,069,958
Medical Properties Trust	66,300	[a]	887,757
Ocwen Financial	392,800	[a,b]	5,793,800
Oriental Financial Group	128,100		1,570,506
Phoenix Cos.	200,700	[a]	2,962,332
PICO Holdings	17,500	[b]	593,075
Presidential Life	93,300		2,199,081
R-G Financial, Cl. B	292,200		2,103,840
Ramco-Gershenson Properties	60,000		1,920,000
Reinsurance Group of America	220,600	[a]	11,400,608
Signature Bank/New York, NY	136,800	[a,b]	4,493,880
Spirit Finance	214,300	[a]	2,432,305
Tarragon	74,400	[a]	825,096
Webster Financial	182,100	[a]	8,602,404
Westamerica Bancorporation	171,900	[a]	8,221,977
Winston Hotels	181,600	[a]	2,162,856
			145,742,396
Health Technology—8.0%
Abaxis	149,100	[a,b]	3,581,382
Andrx	500,100	[a,b]	11,922,384
AngioDynamics	123,800	[b]	2,243,256

10

Common Stocks (continued)	Shares	Value ($)

Health Technology (continued)
BioMarin Pharmaceutical	255,500 [b]	4,251,520
Diversa	165,300 [b]	1,520,760
Enzon Pharmaceuticals	232,500 [a,b]	1,901,850
NeuroMetrix	180,100 [a,b]	4,882,511
Nuvelo	351,700 [a,b]	7,283,707
Pain Therapeutics	137,100 [a,b]	1,110,510
Regeneron Pharmaceuticals	446,800 [a,b]	7,095,184
TriPath Imaging	134,400 [b]	1,178,688
		46,971,752
Industrial Services—3.6%
American Ecology	113,200	2,199,476
Superior Energy Services	269,000 [b]	8,589,170
TODCO	289,600 [a]	10,723,888
		21,512,534
Non-Energy Minerals—1.1%
Chaparral Steel	90,700 [a,b]	6,477,794
Process Industries—4.2%
AEP Industries	52,200 [b]	2,286,360
Albany International, Cl. A	326,600 [a]	11,404,872
GenTek	27,700 [a]	827,953
Pioneer Cos.	157,700 [b]	3,841,572
PolyOne	503,600 [a,b]	4,366,212
Sensient Technologies	111,000	2,233,320
		24,960,289
Producer Manufacturing—6.9%
American Woodmark	72,400 [a]	2,282,772
Encore Wire	167,600 [a,b]	6,295,056
Flow International	274,800 [b]	3,616,368
Freightcar America	24,200 [a]	1,408,440
JLG Industries	401,200	7,004,952
Simpson Manufacturing	199,000 [a]	5,243,650
Superior Essex	91,600 [b]	3,271,036
Trinity Industries	348,450 [a]	11,624,292
		40,746,566
Retail Trade—3.9%
Asbury Automotive Group	36,300	743,787
Bon-Ton Stores	87,400 [a]	2,395,634

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Retail Trade (continued)
Genesco	81,900 [b]	2,250,612
Haverty Furniture Cos.	67,400	946,970
Men's Wearhouse	90,500	3,208,225
Pacific Sunwear of California	534,600 [b]	7,142,256
PetMed Express	128,600 [b]	1,607,500
Shoe Carnival	83,600 [b]	1,911,096
ValueVision Media, Cl. A	229,800 [b]	2,536,992
		22,743,072
Technology Services—9.2%
AmSurg	81,900 [b]	1,971,333
Business Objects, ADR	220,100 [b]	6,131,986
Chemed	160,100 [a]	6,309,541
eCollege.com	99,500 [a,b]	1,235,790
Genesis HealthCare	283,800 [a,b]	12,924,252
Internap Network Services	182,200 [b]	2,177,290
Internet Capital Group	623,600 [b]	5,612,400
Jack Henry & Associates	438,100	8,393,996
MicroStrategy, Cl. A	39,900 [b]	3,638,880
RealNetworks	121,600 [b]	1,341,248
Sunrise Senior Living	61,000 [b]	1,800,110
Vignette	196,900 [b]	2,723,127
		54,259,953
Transportation—2.6%
Mesa Air Group	407,400 [b]	3,218,460
Saia	134,100 [b]	4,123,575
SkyWest	334,600	8,087,282
		15,429,317
Utilities—2.8%
ALLETE	162,900	7,483,626
Duquesne Light Holdings	467,500 [a]	9,205,075
		16,688,701
Total Common Stocks
(cost $476,323,219)		588,900,318

12

Other Investment—.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,995,000)	1,995,000 [c]	1,995,000

Investment of Cash Collateral
for Securities Loaned—17.4%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $102,818,946)	102,818,946 [c]	102,818,946

Total Investments (cost $581,137,165)	117.6%	693,714,264
Liabilities, Less Cash and Receivables	(17.6%)	(103,825,606)
Net Assets	100.0%	589,888,658

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan. At August 31, 2006, the total market value of the fund's securities on loan is $99,494,904 and the total market value of the collateral held by the fund is $102,818,946.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Finance	24.7	Producer Manufacturing	6.9
Money Market Investments	17.7	Consumer Services	6.1
Electronic Technology	12.0	Process Industries	4.2
Technology Services	9.2	Retail Trade	3.9
Health Technology	8.0	Other	17.1
Commercial & Professional Services	7.8		117.6

† Based on net assets. See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $99,494,904)—Note 1(b):
Unaffiliated issuers	476,323,219	588,900,318
Affiliated issuers	104,813,946	104,813,946
Cash		178,219
Dividends and interest receivable		315,601
Receivable for shares of Common Stock subscribed		76,211
		694,284,295

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		575,479
Liability for securities on loan—Note 1(b)		102,818,946
Payable for shares of Common Stock redeemed		769,419
Accrued expenses		231,793
		104,395,637

Net Assets ($)		589,888,658

Composition of Net Assets ($):
Paid-in capital		356,713,537
Accumulated undistributed investment income—net		248,186
Accumulated net realized gain (loss) on investments		120,349,836
Accumulated net unrealized appreciation
(depreciation) on investments		112,577,099

Net Assets ($)		589,888,658

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		14,277,020
Net Asset Value, offering and redemption price per share—Note 3(e) ($)		41.32

See notes to financial statements.

14

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $31,193 foreign taxes withheld at source):
Unaffiliated issuers	5,806,293
Affiliated issuers	203,216
Income from securities lending	1,112,841
Interest	2,233
Total Income	7,124,583
Expenses:
Management fee—Note 3(a)	6,392,843
Shareholder servicing costs—Note 3(b)	2,749,855
Prospectus and shareholders' reports	62,210
Custodian fees—Note 3(b)	60,676
Professional fees	56,666
Registration fees	36,047
Directors' fees and expenses—Note 3(c)	19,494
Interest expense—Note 2	13,222
Loan commitment fees—Note 2	1,064
Miscellaneous	28,837
Total Expenses	9,420,914
Less—reduction in management fee
due to undertaking—Note 3(a)	(1,238,655)
Net Expenses	8,182,259
Investment (Loss)—Net	(1,057,676)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	161,605,187[a]
Net unrealized appreciation (depreciation) on investments	(124,317,634)
Net Realized and Unrealized Gain (Loss) on Investments	37,287,553
Net Increase in Net Assets Resulting from Operations	36,229,877

[a] On March 31, 2006, the fund had a redemption-in-kind with total proceeds in the amount of $115,172,315.The net realized gain of the transaction of $38,883,093 will not be realized for tax purposes.
See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment (loss)—net	(1,057,676)	(1,144,515)
Net realized gain (loss) on investments	161,605,187	174,321,426
Net unrealized appreciation
(depreciation) on investments	(124,317,634)	30,084,682
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,229,877	203,261,593

Dividends to Shareholders from ($):
Net realized gain on investments	(109,301,751)	—

Capital Stock Transactions ($):
Net proceeds from shares sold	112,612,137	124,224,914
Dividends reinvested	107,260,490	—
Cost of shares redeemed	(328,922,096)	(548,335,097)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(109,049,469)	(424,110,183)
Total Increase (Decrease) in Net Assets	(182,121,343)	(220,848,590)

Net Assets ($):
Beginning of Period	772,010,001	992,858,591
End of Period	589,888,658	772,010,001
Undistributed investment income (loss)—net	248,186	1,910

Capital Share Transactions (Shares):
Shares sold	2,551,575	2,919,033
Shares issued for dividends reinvested	2,559,353	—
Shares redeemed	(7,386,236)	(12,695,747)
Net Increase (Decrease) in Shares Outstanding	(2,275,308)	(9,776,714)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers fourteen series, including the fund. The fund's investment objective is capital growth.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc." to "Advantage Funds, Inc." Previously, on March 15, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc."

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

18

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at net assets.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

20

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $121,744,803 and unrealized appreciation $111,430,318.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: long-term capital gains $109,301,751 and $0, respectively.

During the period ended August 31, 2006, as a result of permanent book to tax differences,primarily due to the tax treatment for real estate investment trusts, net operating losses and net realized gains from redemption-in-kind, the fund increased accumulated undistributed investment income-net by $1,303,952, decreased accumulated net realized gain (loss) on investments by $38,865,359 and increased paid-in capital by $37,561,407. Net assets were not affected by this reclassification.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2006 was approximately $272,600, with a related weighted average annualized interest rate of 4.85% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund's average daily net assets and is payable monthly.The Manager had undertaken from September 1, 2005 through August 31, 2006 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .90% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses.The reduction in management fee, pursuant to the undertaking, amounted to $1,238,655 during the period ended August 31, 2006.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines

22

the amounts to be paid to Service Agents. During the period ended August 31, 2006, the fund was charged $1,775,790 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $137,746 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $60,676 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $446,538, shareholder services plan fees $124,038, custody fees $16,337, chief compliance officer fees $1,895 and transfer agency per account fees $52,643, which are offset against an expense reimbursement currently in effect in the amount of $65,972.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

(e) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund's exchange privilege.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $460,267,090 and $680,158,165, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $582,283,946; accordingly, accumulated net unrealized appreciation on investments was $111,430,318, consisting of $130,910,370 gross unrealized appreciation and $19,480,052 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates $6.9600 per share as a long-term capital gain distribution paid on December 7, 2005.

26

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Management Agreement with senior management of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Management Agreement. In determining to continue the Management Agreement, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

The Board members also considered the Manager's research and portfolio management capabilities and the Manager's oversight of day-today fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund's total return exceeded the average and the median total return of the performance group and the performance universe for the one-, three-and five-year periods ended January 31, 2006. Board further noted that the fund was ranked in the first or second quintile among its performance group and performance universe for those periods.

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among

28

other things, that the fund's actual management fee was ranked in the third quintile and second quintile of its expense group and expense universe, respectively, while the fund's actual total expense ratio was lower than the average and median expense ratio, and ranked in the second quintile, of its expense group and expense universe.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager, to evaluate the appropriateness and reasonableness of the fund's management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be realized through an adviser's reinvestment of money back into its business for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the Manager's respective profitability percentages for managing the fund were not unreasonable given the fund's overall performance and generally superior service levels provided. It also was noted that the profitability percentage for managing the portfolio was within rangers determined by appropriate court cases to be reasonable given the services provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations:

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate;
  The Board was satisfied with the fund's overall performance;
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund; and

30

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189

———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57

———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

32

Gloria Messinger (76) Board Member (1993)

Principal Occupation During Past 5 Years:

• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc. • Consultant in Intellectual Property

Other Board Memberships and Affiliations:

• Theater for a New Audience, Inc., Director • Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 27

———————

Anne Wexler (76) Board Member (1996)

Principal Occupation During Past 5 Years:

• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs

Other Board Memberships and Affiliations:

• Wilshire Mutual Funds (5 funds), Director

• Methanex Corporation, a methanol producing company, Director • Member of the Council of Foreign Relations • Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

34

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 35

NOTES

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0259AR0806

Dreyfus Midcap Value Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Information About the Review and Approval
of the Fund's Management Agreement
30	Board Members Information
32	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Midcap Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Midcap Value Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed”) decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk. With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

David A. Daglio, Portfolio Manager

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, Dreyfus Midcap Value Fund produced a 2.97% total return.1 This compares with the 12.36% return provided by the fund's benchmark, the Russell Midcap Value Index (the "Index”), for the same period.2

While a strong U.S. economy helped drive stocks higher during the first half of the reporting period, returns were tempered during the second half by concerns regarding intensifying inflationary pressures and slower economic growth.We attribute the fund's relative underperformance to the midcap market's apparent preference for stocks that demonstrated "price momentum,” which generally are too expensively priced to qualify for our value-oriented investment approach. As a result, the fund maintained relatively light exposure to materials and capital goods companies, two of the market's better-performing sectors.

What is the fund's investment approach?

The fund's goal is to surpass the performance of the Index by investing in midcap companies.We consider midcap companies to be companies with market capitalizations between $1 billion and $25 billion at the time of purchase.

We identify potential investments through extensive quantitative and fundamental research. When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors:

  Value, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures;
  Sound business fundamentals, as defined by the company's overall effi- ciency and profitability; and
  Business momentum, or the presence of a catalyst such as corporate restructuring, change in management or a spin-off that could trigger an increase in the stock's price in the near term to midterm.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of our expectations.

What other factors influenced the fund's performance?

During the first half of the reporting period, midcap stocks posted generally strong returns, driven by robust investor demand. Strong economic growth and low inflation apparently helped investors feel comfortable assuming the risks of investing in smaller, more speculative companies. However, by the spring of 2006, investors became worried that high energy prices and rising interest rates might put pressure on consumer spending, potentially choking off future economic growth. As a result, investors grew more risk-averse, and prices of midcap stocks began to fall during the second half of the reporting period.

While we are disappointed with the fund's results, we attribute much of its underperformance to our value-oriented investment style, which was out of favor among investors during the reporting period. In a trend-following market, investors continued to buy stocks that already had performed well, enabling them to reach fuller valuations that did not qualify for our investment criteria. Indeed, our approach frequently leads us to stocks that recently have underperformed the averages but that, in our analysis, are fundamentally sound and are poised for gains. We remain confident in the fund's long-term investment discipline, which we believe has proven its effectiveness over full business cycles.

The fund was particularly hurt by its lack of exposure to iron ore, gold, aluminum and steel stocks that gained value due to robust demand from the growing economies of China and India. While these stocks ranked among the midcap market's top performers, we believed they had become overvalued. Chemical stocks also disappointed, especially those that were slow to pass on rising raw materials costs to their end consumers. In the technology sector, developers of semiconductor

4

products for wireless communications equipment fared well, but those gains were more than offset by electronic component producers that fell short of expectations due to a slowdown in consumer spending. Finally, in the financials sector, the fund was hurt by its relatively light exposure to real estate investment trusts (REITs), which we believed were overvalued after a relatively long period of strong performance.

The fund enjoyed better returns in the industrials sector, where airlines and trucking companies benefited from a growing global economy. As trucking stocks became more fully valued, we reduced our focus on the industry.The timing of these sales proved fortuitous, as stocks of trucking companies subsequently fell as concerns regarding the strength of the U.S. economy intensified. Consumer stocks also helped boost performance, including several discount retailers as well as apparel retailers that cater to younger consumers, both of which tend to enjoy steady levels of customer demand during most phases of the economic cycle.

What is the fund's current strategy?

As of the end of the reporting period, we have continued to find attractive values among domestic airlines, certain homebuilders and health care technology and services companies.We have established an overweight position in technology stocks, but the fund remains underweighted in REITS and regulated utilities.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/06
	1 Year	5 Years	10 Years

Fund	2.97%	7.22%	13.89%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

The above graph compares a $10,000 investment made in Dreyfus Midcap Value Fund on 8/31/96 to a $10,000 investment made in the Russell Midcap Value Index (the "Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Value Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 5.79
Ending value (after expenses)	$946.40

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 6.01
Ending value (after expenses)	$1,019.26

† Expenses are equal to the fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—98.6%	Shares	Value ($)

Consumer Discretionary—14.6%
Best Buy	472,650	22,214,550
Chico's FAS	188,340 [a]	3,472,990
Circuit City Stores	90,710	2,141,663
D.R. Horton	1,215,900	26,664,687
Dollar Tree Stores	152,799 [a]	4,397,555
Federated Department Stores	84,500	3,209,310
Marvel Entertainment	1,018,100 [a]	21,828,064
OfficeMax	89,800	3,729,394
Omnicom Group	88,700	7,754,154
OSI Restaurant Partners	448,620	13,893,761
Polo Ralph Lauren	57,700	3,403,723
Pulte Homes	700,200	20,774,934
Rent-A-Center	237,200 [a]	6,428,120
Royal Caribbean Cruises	324,640	11,842,867
TJX Cos.	380,630	10,181,853
Wyndham Worldwide	101,400 [a]	2,966,964
		164,904,589
Consumer Staples—7.7%
Cadbury Schweppes, ADR	651,100	27,847,547
Coca-Cola Enterprises	264,600	5,900,580
Del Monte Foods	2,043,700	22,685,070
Kroger	715,300	17,031,293
Reynolds American	40,400	2,628,828
Safeway	136,590	4,224,729
Tyson Foods, Cl. A	449,100	6,615,243
		86,933,290
Energy—7.9%
Cameco	412,400	16,887,780
CNX Gas	416,700 [a]	10,755,027
Diamond Offshore Drilling	131,700	9,545,616
El Paso	1,224,200	17,775,384
Noble	141,700	9,265,763

8

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Range Resources	439,000	12,283,220
Southwestern Energy	362,110 [a]	12,438,478
		88,951,268
Financial—22.0%
AMBAC Financial Group	376,150	32,570,828
AmeriCredit	912,700 [a]	21,439,323
Annaly Capital Management	1,427,760	17,861,278
Assured Guaranty	29,900	799,825
Axis Capital Holdings	218,100	7,072,983
Capital One Financial	243,400	17,792,540
Equity Office Properties Trust	214,100	7,940,969
Fidelity National Financial	290,200	11,674,746
Fidelity National Title Group, Cl. A	791,100 [b]	15,948,576
HCC Insurance Holdings	134,000	4,353,660
Home Properties	137,900	7,843,752
HRPT Properties Trust	741,300	8,599,080
Hudson City Bancorp	1,469,300	19,189,058
Investment Technology Group	217,400 [a]	10,046,054
Legg Mason	75,900	6,926,634
Mack-Cali Realty	71,300	3,789,595
MBIA	57,650	3,552,970
North Fork Bancorporation	35,400	971,376
Nuveen Investments, Cl. A	341,800	16,317,532
PartnerRe	122,200	7,857,460
Realogy	297,450 [a]	6,365,430
Reckson Associates Realty	200,100	8,562,279
RenaissanceRe Holdings	167,700	8,636,550
Whitney Holding	60,600	2,131,302
		248,243,800
Health Care—9.5%
Biogen Idec	8,500 [a]	375,190
Cephalon	164,900 [a]	9,402,598

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Cerner	309,700 [a]	14,264,782
Cooper Cos.	185,400	9,266,292
Emdeon	883,430 [a]	10,468,645
Lincare Holdings	409,300 [a]	15,156,379
Omnicare	598,220	27,105,348
Thermo Electron	254,060 [a]	9,959,152
Universal Health Services, Cl. B	191,600	10,848,392
		106,846,778
Industrial—12.0%
ACE Aviation Holdings, Cl. A	518,200 [a]	13,994,976
Airtran Holdings	157,300 [a]	1,801,085
Continental Airlines, Cl. B	449,100 [a]	11,267,919
Eaton	60,400	4,016,600
Empresa Brasileira de Aeronautica
(Embraer), ADR	901,660	34,804,076
GATX	301,600	11,192,376
Herman Miller	139,000	3,925,360
Navistar International	996,300 [a]	22,855,122
Pentair	201,210	6,016,179
Steelcase, Cl. A	913,600	13,247,200
US Airways Group	310,000 [a]	13,097,500
		136,218,393
Information Technology—10.0%
ADTRAN	133,538	3,321,090
Applied Materials	409,300	6,908,984
Arris Group	308,500 [a]	3,535,410
Ceridian	595,050 [a]	14,203,843
Cognex	294,220	7,511,437
Cognos	236,800 [a]	7,700,736
Compuware	126,300 [a]	959,880
Cypress Semiconductor	667,900 [a]	10,445,956
National Instruments	397,640	11,038,486

10

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Novellus Systems	75,700 [a]	2,113,544
Seagate Technology	608,800	13,545,800
Teradyne	233,640 [a]	3,280,306
Zebra Technologies, Cl. A	855,300 [a]	28,943,352
		113,508,824
Materials—4.2%
Abitibi-Consolidated	724,400	1,955,880
Chemtura	210,220	1,826,812
Martin Marietta Materials	208,600	17,180,296
Owens-Illinois	1,415,200 [a]	21,454,432
Reliance Steel & Aluminum	105,100	3,444,127
Worthington Industries	65,900	1,259,349
		47,120,896
Telecommunication Services—1.0%
Leap Wireless International	248,200 [a]	11,481,732
Utilities—9.7%
CMS Energy	1,483,500 [a]	21,718,440
Constellation Energy Group	485,500	29,173,695
Dominion Resources/VA	81,700	6,527,013
Entergy	381,300	29,607,945
Exelon	84,500	5,152,810
Questar	203,900	17,645,506
		109,825,409
Total Common Stocks
(cost $1,072,571,531)		1,114,034,979

Other Investment—.8%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,150,000)	9,150,000 [c]	9,150,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $9,133,908)	9,133,908 [c]	9,133,908

Total Investments (cost $1,090,855,439)	100.2%	1,132,318,887
Liabilities, Less Cash and Receivables	(.2%)	(1,806,698)
Net Assets	100.0%	1,130,512,189

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of this security is on loan. At August 31, 2006, the total market value of the fund's security on loan is $8,768,552 and the total market value of the collateral held by the fund is $9,133,908.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Financial	22.0	Energy	7.9
Consumer Discretionary	14.6	Consumer Staples	7.7
Industrial	12.0	Materials	4.2
Information Technology	10.0	Money Market Investments	1.6
Utilities	9.7	Telecommunication Services	1.0
Health Care	9.5		100.2

† Based on net assets. See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $8,768,552)—Note 1(b):
Unaffiliated issuers	1,072,571,531	1,114,034,979
Affiliated issuers	18,283,908	18,283,908
Cash		233,611
Receivable for investment securities sold		37,066,708
Dividends and interest receivable		1,283,104
Receivable for shares of Common Stock subscribed		262,858
Prepaid expenses		36,251
		1,171,201,419

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,017,472
Payable for investment securities purchased		28,741,733
Liability for securities on loan—Note 1(b)		9,133,908
Payable for shares of Common Stock redeemed		1,298,794
Accrued expenses		497,323
		40,689,230

Net Assets ($)		1,130,512,189

Composition of Net Assets ($):
Paid-in capital		1,034,561,134
Accumulated undistributed investment income—net		106,683
Accumulated net realized gain (loss) on investments		54,380,924
Accumulated net unrealized appreciation
(depreciation) on investments		41,463,448

Net Assets ($)		1,130,512,189

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		35,756,198
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		31.62

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $177,130 foreign taxes withheld at source):
Unaffiliated issuers	12,157,387
Affiliated issuers	361,752
Interest	507,398
Income from securities lending	250,350
Total Income	13,276,887
Expenses:
Management fee—Note 3(a)	9,675,225
Shareholder servicing costs—Note 3(b)	5,118,945
Custodian fees—Note 3(b)	120,185
Prospectus and shareholders' reports	101,935
Interest expense—Note 2	86,853
Professional fees	67,678
Directors' fees and expenses—Note 3(c)	28,409
Registration fees	24,689
Miscellaneous	36,858
Total Expenses	15,260,777
Investment (Loss)—Net	(1,983,890)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	114,078,264
Net unrealized appreciation (depreciation) on investments	(65,805,291)
Net Realized and Unrealized Gain (Loss) on Investments	48,272,973
Net Increase in Net Assets Resulting from Operations	46,289,083

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment (loss)—net	(1,983,890)	(5,371,867)
Net realized gain (loss) on investments	114,078,264	206,732,784
Net unrealized appreciation
(depreciation) on investments	(65,805,291)	72,778,727
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,289,083	274,139,644

Dividends to Shareholders from ($):
Net realized gain on investments	(137,727,929)	—

Capital Stock Transactions ($):
Net proceeds from shares sold	271,449,227	343,010,935
Dividends reinvested	135,734,519	—
Cost of shares redeemed	(599,142,333)	(383,120,536)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(191,958,587)	(40,109,601)
Total Increase (Decrease) in Net Assets	(283,397,433)	234,030,043

Net Assets ($):
Beginning of Period	1,413,909,622	1,179,879,579
End of Period	1,130,512,189	1,413,909,622
Undistributed investment income—net	106,683	26,804

Capital Share Transactions (Shares):
Shares sold	8,135,238	10,632,399
Shares issued for dividends reinvested	4,280,322	—
Shares redeemed	(18,270,428)	(12,324,711)
Net Increase (Decrease) in Shares Outstanding	(5,854,868)	(1,692,312)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	33.98	27.25	23.85	17.58	26.33
Investment Operations:
Investment (loss)—net [a]	(.05)	(.13)	(.10)	(.08)	(.12)
Net realized and unrealized
gain (loss) on investments	1.07	6.86	3.50	6.35	(6.92)
Total from Investment Operations	1.02	6.73	3.40	6.27	(7.04)
Distributions:
Dividends from net realized
gain on investments	(3.38)	—	—	—	(1.71)
Net asset value, end of period	31.62	33.98	27.25	23.85	17.58

Total Return (%)	2.97	24.70	14.26	35.67	(28.81)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	1.16	1.18	1.35	1.20
Ratio of net investment (loss)
to average net assets	(.15)	(.42)	(.37)	(.43)	(.51)
Portfolio Turnover Rate	152.68	128.55	145.33	158.01	177.31

Net Assets, end of period
($ x 1,000)	1,130,512	1,413,910	1,179,880	1,005,534	800,269

[a] Based on average shares outstanding at each month end. See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Value Fund (the "fund”) is a separate diversified series of Advantage Funds, Inc. (the "Company”) which is registered under the Investment Company Act of 1940, as amended (the "Act”), as an open-end management investment company and operates as a series company that offers fourteen series, including the fund. The fund's investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the "Manager” or "Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial”). Dreyfus Service Corporation (the "Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc.” to "Advantage Funds, Inc.” Previously, on March 15, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc.” to "Dreyfus Advantage Funds, Inc.”

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

18

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $11,876,374, undistributed capital gains $64,813,624 and unrealized appreciation $19,261,057.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: ordinary income $23,423,115 and $0 and long-term capital gains $114,304,814 and $0, respectively.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and net operating losses, the fund increased accumulated undistributed investment income-net by $2,063,769 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

20

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2006 was approximately $1,890,100 with a related weighted average annualized interest rate of 4.60% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund's average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, the fund was charged $3,225,075 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

fund. During the period ended August 31, 2006, the fund was charged $221,554 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $120,185 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $711,782, shareholder services plan fees $237,261, custodian fees $18,428, chief compliance officer fees $1,895 and transfer agency per account fees $48,106.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund's exchange privilege. During the period ended August 31, 2006, redemption fees charged and retained by the fund amounted to $0.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $1,957,861,650 and $2,320,409,212, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $1,113,057,830;accordingly,accumulated net unrealized appreciation on investments was $19,261,057, consisting of $86,045,699 gross unrealized appreciation and $66,784,642 gross unrealized depreciation.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates $2.8060 per share as a long-term capital gain distribution of the $3.3810 per share paid on December 14, 2005.Also the fund hereby designates 28.55% of the ordinary dividends paid during the fiscal year ended August 31, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,645,998 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

24

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper”).

During the meeting, the Board members discussed the continuance of the Management Agreement with senior management of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Management Agreement. In determining to continue the Management Agreement, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered the Manager's research and portfolio management capabilities and the Manager's oversight of day-to-day fund operations,including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted the fund's total return exceeded the average and median of the performance group for the one- and three-year periods ended January 31, 2006.The Board noted the fund was ranked first among its performance for the ten-year period ended January 31, 2006.

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of

26

the funds in the expense group and expense universe, noting, among other things, that the fund's actual management fee and total expense ratio were lower than the average and median of the expense group.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from the Manager's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund.The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager, to evaluate the appropriateness and reasonableness of the fund's management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be realized through an adviser's reinvestment of money back into its business for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the Manager's respective profitability percentages for managing the fund were not unreasonable given the fund's overall performance and generally superior service levels provided. It also was noted that the profitability percentage for managing the portfolio was within rangers determined by appropriate court cases to be reasonable given the services provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations:

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate;
  The Board was satisfied with the fund's overall performance;
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund; and

28

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

30

Gloria Messinger (76)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 27
———————
Anne Wexler (76)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern-
ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

32

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 33

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0258AR0806

Dreyfus Premier Future Leaders Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Information About the Review and Approval
of the Fund's Management Agreement
40	Board Members Information
42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier

Future Leaders Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Future Leaders Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view. The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk. With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio managers.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced total returns of 3.41% for Class A shares, 2.64% for Class B shares, 2.69% for Class C shares, 3.82% for Class R shares and 3.15% for Class T shares.1 In comparison, the fund's benchmark, the Russell 2000 Index (the "Index"), achieved a total return of 9.36% for the same period.2

Generally low inflation, strong corporate earnings and robust levels of global industrial activity led to continued strength among small-cap stocks, particularly during the first half of the reporting period.While the fund shared in the market's rise, relatively weak results from several of the valuation components of our quantitative model and disappointing returns from individual holdings in a few key industry groups caused the fund's returns to lag the benchmark.

What is the fund's investment approach?

The fund seeks capital growth by investing at least 80% of its assets in companies we believe are future leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. The fund currently considers small companies to be those with market capitalizations that fall within the range of the Index at the time of purchase. However, since the fund may continue to hold its securities as their market capitalizations grow, certain of the fund's holdings can have market capitalizations in excess of the Index at any time.

We employ a structured approach in which principles of fundamental analysis are implemented quantitatively.This disciplined, "bottom-up," approach seeks to identify undervalued securities through a proprietary quantitative model which uses over 40 factors to rank stocks based on

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

fundamental momentum, relative value, future value, long-term growth and additional factors, such as technical factors.We attempt to maintain a neutral exposure to industry groups relative to the Index.Within each sector, we overweight the stocks ranked most attractive and underweight or avoid those ranked least attractive.

What other factors influenced the fund's performance?

Stocks generally rose during the first half of the reporting period, with small-cap shares outperforming their large-cap counterparts in an environment of robust economic growth. However, during the second half of the reporting period, concerns regarding the potential economic effects of high energy prices and rising interest rates undermined the market's advance, causing the fund's benchmark to give up a portion of its first-half gains.

The fund lost considerably more ground than the benchmark during the second half of the reporting period.While the fund's momentum-oriented quantitative analytic factors produced mixed results, its value-oriented factors proved ineffective in identifying the market's better-performing issues. Given the prevailing investment environment, it is not surprising that the market failed to reward the fund's value-oriented factors during the second half of the reporting period. Our quantitative approach incorporates a broad range of factors precisely because some are likely to be out of favor at any given time.

Declines were primarily concentrated in a few market sectors. In the basic materials sector, precious metal holdings, such as Agnico-Eagle Mines, performed well, but several of the fund's other metals and mining holdings weakened significantly, including coal producer Alpha Natural Resources.Among consumer discretionary stocks, some apparel retailers, such as Pacific Sunwear of California, declined in response to weakening consumer spending and slowing sales. In the health care area, strong returns from pharmaceutical and biotechnology holdings, such as Andrx, were offset by weakness in various medical product and services holdings, particularly Syneron Medical, which faced increasing competition and failed to meet analyst expectations. Finally, among technology holdings, electronic equipment producers, such as Novatel Wireless, and semiconductor makers, such as Genesis Microchip, experienced downturns.

4

On a more positive note, holdings which provided notably positive contributions to the fund's performance included Veritas DGC, a geophysical services provider that helps oil and gas companies locate promising exploration sites. Veritas DGC experienced strong demand driven by high oil prices. SYKES Enterprises, which provides outsourced customer contact services to a variety of industries,also rose sharply on the strength of better-than-expected earnings.In addition,the fund's bottom-up stock selection process resulted in a portfolio with slightly greater average exposure to transportation and energy stocks than the benchmark over the measurement period. These mildly overweighted positions had a small, but positive, impact on the fund's relative performance.

What is the fund's current strategy?

Consistency is a hallmark of the fund's investment approach.Although our issue-by-issue stock selection process has resulted in mildly greater exposure than the benchmark to industrial and utility stocks as of the fund's fiscal year-end, these overweighted positions remain modest. Otherwise, the fund's sector allocations are in line with our sector-neutral investment approach, with all holdings meeting the fund's quantitatively based investment criteria.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Future Leaders Fund on 6/30/00 (inception date) to a $10,000 investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares and all other applicable fees and expenses on all classes.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	6/30/00	(2.53)%	5.90%	7.48%
without sales charge	6/30/00	3.41%	7.15%	8.51%
Class B shares
with applicable redemption charge †	6/30/00	(0.91)%	6.06%	7.75%
without redemption	6/30/00	2.64%	6.38%	7.75%
Class C shares
with applicable redemption charge ††	6/30/00	1.81%	6.41%	7.76%
without redemption	6/30/00	2.69%	6.41%	7.76%
Class R shares	6/30/00	3.82%	7.59%	8.92%
Class T shares
with applicable sales charge (4.5%)	6/30/00	(1.50)%	5.79%	7.37%
without sales charge	6/30/00	3.15%	6.77%	8.18%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
† † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Future Leaders Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.12	$ 9.78	$ 9.78	$ 4.36	$ 7.34
Ending value (after expenses)	$942.80	$939.50	$939.60	$944.70	$942.20

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.36	$ 10.16	$ 10.16	$ 4.53	$ 7.63
Ending value (after expenses)	$1,018.90	$1,015.12	$1,015.12	$1,020.72	$1,017.64

† Expenses are equal to the fund's annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, .89% for Class R and 1.50% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—99.8%	Shares	Value ($)

Commercial & Professional Services—5.5%
Agilysys	75,000	1,014,000
AM Castle & Co.	14,200 [a]	401,292
CBIZ	90,400 [b]	705,120
Diamond Management
& Technology Consultants	49,800 [b]	463,638
Kforce	85,100 [b]	1,047,581
LECG	12,500 [b]	211,875
Performance Food Group	117,500 [a,b]	2,891,675
Rush Enterprises, Cl. A	65,100 [b]	1,139,250
Spherion	142,500 [b]	1,064,475
Stamps.com	20,200 [b]	384,608
Vertrue	7,900 [b]	334,881
		9,658,395
Communications—1.6%
Alaska Communications Systems Group	53,600	739,144
Cogent Communications Group	40,700 [b]	377,696
CT Communications	20,900	481,536
Fairpoint Communications	20,500	335,175
Golden Telecom	26,900 [a]	820,450
		2,754,001
Consumer Durables—2.1%
Avatar Holdings	11,100 [b]	611,832
Select Comfort	21,600 [a,b]	428,760
WCI Communities	12,200 [a,b]	188,368
WMS Industries	94,100 [b]	2,521,880
		3,750,840
Consumer Non-Durables—2.7%
Ralcorp Holdings	59,600 [b]	2,948,412
Steve Madden	28,950	1,066,808
Tootsie Roll Industries	24,300	704,943
		4,720,163
Consumer Services—3.7%
Jack in the Box	25,800 [b]	1,237,884
LodgeNet Entertainment	38,500 [b]	731,885
Ruby Tuesday	11,100	286,602
Shuffle Master	90,900 [a,b]	2,529,747

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
Sinclair Broadcast Group, Cl. A	94,100 [b]	726,452
World Wrestling Entertainment	60,000	1,036,800
		6,549,370
Electronic Technology—12.7%
Advanced Energy Industries	26,500 [b]	380,805
American Science & Engineering	29,600 [a,b]	1,360,416
Amkor Technology	249,000 [b]	1,411,830
Asyst Technologies	115,600 [b]	865,844
Digi International	36,100 [b]	478,686
InterDigital Communications	84,700 [b]	2,814,581
Microsemi	59,100 [b]	1,641,207
Newport	27,600 [b]	486,588
Omnivision Technologies	85,100 [b]	1,412,660
Power Integrations	36,000 [b]	662,400
Redback Networks	92,100 [b]	1,716,744
Triumph Group	68,300 [a]	3,002,468
TTM Technologies	153,100 [a,b]	1,968,866
Universal Display	35,500 [a,b]	376,655
Varian Semiconductor Equipment Associates	90,800 [b]	3,206,148
X-Rite	36,500	324,485
		22,110,383
Energy Minerals—1.3%
Harvest Natural Resources	55,600 [b]	711,124
Pacific Ethanol	79,900 [a,b]	1,480,547
		2,191,671
Finance—24.7%
Advanta, Cl. B	30,300	1,025,958
American Physicians Capital	13,400 [b]	661,022
Argonaut Group	13,100 [b]	402,825
Ashford Hospitality Trust	101,000	1,208,970
BankAtlantic Bancorp, Cl. A	117,300	1,650,411
BankUnited Financial, Cl. A	11,600	298,932
Cedar Shopping Centers	12,200 [a]	187,636
Citizens Banking	40,500	1,020,600
City Holding	16,600	653,708
Community Bank System	25,300 [a]	553,311
Corus Bankshares	33,200	724,092

10

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Education Realty Trust	17,000 [a]	240,890
EMC Insurance Group	18,500	542,235
Entertainment Properties Trust	25,600 [a]	1,276,416
First Niagara Financial Group	195,300	2,921,688
FirstFed Financial	11,600 [b]	589,976
Fremont General	104,000	1,485,120
Getty Realty	26,400	794,640
Inland Real Estate	92,800 [a]	1,498,720
Knight Capital Group, Cl. A	138,800 [b]	2,423,448
LTC Properties	35,600	847,992
National Financial Partners	82,000	3,019,240
National Health Investors	15,700	429,238
National Retail Properties	69,100 [a]	1,536,784
Ocwen Financial	36,700 [a,b]	541,325
Ohio Casualty	36,100	936,795
Omega Healthcare Investors	25,400 [a]	375,158
Oriental Financial Group	36,300	445,038
PICO Holdings	5,200 [b]	176,228
R-G Financial, Cl. B	59,500	428,400
Ramco-Gershenson Properties	13,900 [a]	444,800
Republic Bancorp/MI	115,000	1,486,950
Safety Insurance Group	8,400	431,928
Senior Housing Properties Trust	66,000	1,343,100
Spirit Finance	71,700	813,795
Strategic Hotels & Resorts	22,100	450,840
Tarragon	46,700 [a]	517,903
Texas Regional Bancshares, Cl. A	104,200	3,987,734
Umpqua Holdings	28,300	774,571
Universal American Financial	28,100 [b]	430,773
Virginia Commerce Bancorp	13,100 [a,b]	290,296
Westamerica Bancorporation	51,700 [a]	2,472,811
Wilshire Bancorp	13,200	256,476
Winston Hotels	40,000	476,400
		43,075,173
Health Technology—7.8%
Alpharma, Cl. A	82,700	1,731,738
Andrx	131,200 [b]	3,127,808

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Technology (continued)
Aspect Medical Systems	33,800 [a,b]	653,016
BioMarin Pharmaceutical	147,400 [b]	2,452,736
Diversa	65,300 [a,b]	600,760
Enzon Pharmaceuticals	38,900 [a,b]	318,202
IntraLase	21,300 [b]	400,653
Luminex	30,400 [a,b]	577,904
Nuvelo	96,400 [b]	1,996,444
Palomar Medical Technologies	5,800 [b]	230,260
STERIS	33,100	787,118
TriPath Imaging	31,700 [b]	278,009
Zoll Medical	12,000 [b]	454,920
		13,609,568
Industrial Services—4.2%
Grey Wolf	435,700 [a,b]	3,184,967
Maverick Tube	5,600 [a,b]	359,912
Trico Marine Services	11,800 [b]	423,266
Veritas DGC	57,400 [b]	3,419,318
		7,387,463
Non-Energy Minerals—.5%
Cleveland-Cliffs	3,800	138,586
Olin	54,900	825,147
		963,733
Process Industries—5.2%
AEP Industries	13,500 [b]	591,300
Albany International, Cl. A	77,800	2,716,776
Myers Industries	41,500	681,845
Pioneer Cos.	24,300 [b]	591,948
PolyOne	123,500 [b]	1,070,745
Silgan Holdings	6,000	212,400
Spartech	79,100	1,782,123
Wausau Paper	55,800	759,438
Zoltek Cos.	24,800 [a,b]	633,640
		9,040,215
Producer Manufacturing—12.0%
American Woodmark	65,100 [a]	2,052,603
Bucyrus International, Cl. A	35,200	1,817,376

12

Common Stocks (continued)	Shares	Value ($)

Producer Manufacturing (continued)
Encore Wire	37,300 [a,b]	1,400,988
EnPro Industries	22,000 [b]	691,680
Flow International	94,200 [b]	1,239,672
Freightcar America	16,900	983,580
Genlyte Group	31,000 [b]	2,031,430
JLG Industries	170,200	2,971,692
LSI Industries	46,100	845,013
Navistar International	108,800 [b]	2,495,872
Simpson Manufacturing	58,000	1,528,300
Superior Essex	12,500 [b]	446,375
Wabtec	86,000	2,426,060
		20,930,641
Retail Trade—1.1%
Shoe Carnival	26,600 [b]	608,076
Stein Mart	24,200	287,738
Valuevision Media, Cl. A	88,100 [b]	972,624
		1,868,438
Technology Services—9.8%
Albany Molecular Research	68,200 [b]	668,360
Ansoft	35,600 [b]	855,824
InfoSpace	77,700 [b]	1,727,271
Intergraph	23,500 [b]	877,960
Internet Capital Group	115,000 [b]	1,035,000
Magellan Health Services	72,500 [a,b]	3,485,075
MRO Software	27,300 [b]	701,337
Online Resources	59,700 [b]	634,611
RealNetworks	236,200 [a,b]	2,605,286
SYKES Enterprises	126,000 [b]	2,533,860
Verint Systems	12,100 [b]	399,905
Vignette	112,200 [a,b]	1,551,726
		17,076,215
Transportation—.6%
Saia	35,000 [b]	1,076,250
Utilities—4.3%
El Paso Electric	156,200 [a,b]	3,734,742
Laclede Group	16,700 [a]	544,253

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
New Jersey Resources	40,900	2,031,094
Westar Energy	48,400	1,180,476
		7,490,565
Total Common Stocks
(cost $150,868,851)		174,253,084

Other Investment—.5%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $783,000)	783,000 [c]	783,000

Investment of Cash Collateral
for Securities Loaned—14.1%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $24,689,690)	24,689,690 [c]	24,689,690

Total Investments (cost $176,341,541)	114.4%	199,725,774
Liabilities, Less Cash and Receivables	(14.4%)	(25,141,259)
Net Assets	100.0%	174,584,515

[a] All or a portion of these securities are on loan. At August 31, 2006, the total market value of the fund's securities on loan is $23,846,387 and the total market value of the collateral held by the fund is $24,812,912, consisting of cash collateral of $24,689,690 and U.S. Government and agency securities valued at $123,222.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Finance	24.7	Commercial & Professional Services	5.5
Money Market Investments	14.6	Process Industries	5.2
Electronic Technology	12.7	Utilities	4.3
Producer Manufacturing	12.0	Industrial Services	4.2
Technology Services	9.8	Other	13.6
Health Technology	7.8		114.4

† Based on net assets. See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $23,846,387)—Note 1(b):
Unaffiliated issuers	150,868,851	174,253,084
Affiliated issuers	25,472,690	25,472,690
Dividends and interest receivable		81,740
Receivable for shares of Common Stock subscribed		68,213
Prepaid expenses		21,878
		199,897,605

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		185,683
Cash overdraft due to Custodian		56,827
Liability for securities on loan—Note 1(b)		24,689,690
Payable for shares of Common Stock redeemed		277,247
Accrued expenses		103,643
		25,313,090

Net Assets ($)		174,584,515

Composition of Net Assets ($):
Paid-in capital		119,881,524
Accumulated undistributed investment income—net		74,968
Accumulated net realized gain (loss) on investments		31,243,790
Accumulated net unrealized appreciation
(depreciation) on investments		23,384,233

Net Assets ($)		174,584,515

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	87,239,440	37,689,320	37,859,285	9,536,796	2,259,674
Shares Outstanding	4,851,043	2,205,987	2,211,998	516,559	128,493

Net Asset Value
Per Share ($)	17.98	17.09	17.12	18.46	17.59

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $3,499 foreign taxes withheld at source):
Unaffiliated issuers	1,454,808
Affiliated issuers	57,430
Income from securities lending	355,367
Interest	132
Total Income	1,867,737
Expenses:
Management fee—Note 3(a)	1,831,694
Shareholder servicing costs—Note 3(c)	761,351
Distribution fees—Note 3(b)	601,385
Registration fees	74,634
Prospectus and shareholders' reports	56,537
Professional fees	38,853
Custodian fees—Note 3(c)	21,044
Directors' fees and expenses—Note 3(d)	6,517
Interest expense—Note 2	3,683
Miscellaneous	16,753
Total Expenses	3,412,451
Less—reduction in management fee
due to undertaking—Note 3(a)	(362,102)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(6,148)
Net Expenses	3,044,201
Investment (Loss)—Net	(1,176,464)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	34,446,700[a]
Net unrealized appreciation (depreciation) on investments	(26,194,900)
Net Realized and Unrealized Gain (Loss) on Investments	8,251,800
Net Increase in Net Assets Resulting from Operations	7,075,336

[a] On May 24, 2006, the fund had a redemption-in-kind with total proceeds in the amount of $18,283,214.The net realized gain of the transaction of $3,125,656 will not be realized for tax purposes.
See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment (loss)—net	(1,176,464)	(1,778,771)
Net realized gain (loss) on investments	34,446,700	44,510,045
Net unrealized appreciation
(depreciation) on investments	(26,194,900)	12,807,744
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,075,336	55,539,018

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(12,906,628)	—
Class B shares	(6,091,580)	—
Class C shares	(5,002,199)	—
Class R shares	(4,252,674)	—
Class T shares	(284,259)	—
Total Dividends	(28,537,340)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	31,051,655	34,230,166
Class B shares	2,199,728	2,140,318
Class C shares	9,378,952	5,955,862
Class R shares	3,032,361	8,314,991
Class T shares	1,281,397	633,096
Dividends reinvested:
Class A shares	11,186,326	—
Class B shares	5,562,440	—
Class C shares	4,342,037	—
Class R shares	3,749,382	—
Class T shares	237,583	—
Cost of shares redeemed:
Class A shares	(43,536,983)	(51,608,453)
Class B shares	(9,493,350)	(8,448,947)
Class C shares	(6,407,530)	(6,820,904)
Class R shares	(27,387,595)	(76,035,359)
Class T shares	(599,717)	(421,464)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(15,403,314)	(92,060,694)
Total Increase (Decrease) in Net Assets	(36,865,318)	(36,521,676)

Net Assets ($):
Beginning of Period	211,449,833	247,971,509
End of Period	174,584,515	211,449,833
Undistributed investment income—net	74,968	329

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class Aa
Shares sold	1,649,272	1,870,219
Shares issued for dividends reinvested	613,862	—
Shares redeemed	(2,326,216)	(2,769,979)
Net Increase (Decrease) in Shares Outstanding	(63,082)	(899,760)

Class B [a]
Shares sold	119,871	118,103
Shares issued for dividends reinvested	318,453	—
Shares redeemed	(527,026)	(470,502)
Net Increase (Decrease) in Shares Outstanding	(88,702)	(352,399)

Class C
Shares sold	522,533	330,408
Shares issued for dividends reinvested	248,827	—
Shares redeemed	(356,199)	(382,599)
Net Increase (Decrease) in Shares Outstanding	415,161	(52,191)

Class R
Shares sold	156,893	453,382
Shares issued for dividends reinvested	200,717	—
Shares redeemed	(1,441,406)	(4,058,511)
Net Increase (Decrease) in Shares Outstanding	(1,083,796)	(3,605,129)

Class T
Shares sold	69,385	34,390
Shares issued for dividends reinvested	13,302	—
Shares redeemed	(33,097)	(23,184)
Net Increase (Decrease) in Shares Outstanding	49,590	11,206

a During the period ended August 31, 2006, 116,484 Class B shares representing $2,113,250 were automatically converted to 111,078 Class A shares and during the period ended August 31, 2005, 41,724 Class B shares representing $749,997 were automatically converted to 40,309 Class A shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	20.01	15.97	15.18	12.45	14.65
Investment Operations:
Investment (loss)—net [a]	(.06)	(.12)	(.15)	(.12)	(.10)
Net realized and unrealized
gain (loss) on investments	.78	4.16	.94	2.85	(2.10)
Total from Investment Operations	.72	4.04	.79	2.73	(2.20)
Distributions:
Dividends from net realized
gain on investments	(2.75)	—	—	—	—
Net asset value, end of period	17.98	20.01	15.97	15.18	12.45

Total Return (%) [b]	3.41	25.22	5.27	21.93	(15.02)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.44	1.46	1.42	1.50	1.43
Ratio of net expenses
to average net assets	1.25	1.39	1.42	1.50	1.43
Ratio of net investment (loss)
to average net assets	(.32)	(.62)	(.92)	(.96)	(.66)
Portfolio Turnover Rate	77.02	65.30	126.92	105.65	100.38

Net Assets, end of period ($ x 1,000)	87,239	98,348	92,873	54,761	38,350

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	19.27	15.48	14.82	12.25	14.52
Investment Operations:
Investment (loss)—net [a]	(.20)	(.24)	(.27)	(.21)	(.21)
Net realized and unrealized
gain (loss) on investments	.77	4.03	.93	2.78	(2.06)
Total from Investment Operations	.57	3.79	.66	2.57	(2.27)
Distributions:
Dividends from net realized
gain on investments	(2.75)	—	—	—	—
Net asset value, end of period	17.09	19.27	15.48	14.82	12.25

Total Return (%) [b]	2.64	24.48	4.45	20.98	(15.63)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.19	2.17	2.17	2.25	2.19
Ratio of net expenses
to average net assets	2.00	2.10	2.17	2.25	2.19
Ratio of net investment (loss)
to average net assets	(1.08)	(1.33)	(1.68)	(1.71)	(1.43)
Portfolio Turnover Rate	77.02	65.30	126.92	105.65	100.38

Net Assets, end of period ($ x 1,000)	37,689	44,218	40,985	32,247	27,898

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

20

		Year Ended August 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	19.30	15.51	14.84	12.26	14.53
Investment Operations:
Investment (loss)—net [a]	(.19)	(.23)	(.26)	(.21)	(.21)
Net realized and unrealized
gain (loss) n investments	.76	4.02	.93	2.79	(2.06)
Total from Investment Operations	.57	3.79	.67	2.58	(2.27)
Distributions:
Dividends from net realized
gain on investments	(2.75)	—	—	—	—
Net asset value, end of period	17.12	19.30	15.51	14.84	12.26

Total Return (%) [b]	2.69	24.44	4.51	21.04	(15.62)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.15	2.13	2.13	2.26	2.19
Ratio of net expenses
to average net assets	2.00	2.05	2.13	2.26	2.19
Ratio of net investment (loss)
to average net assets	(1.06)	(1.28)	(1.62)	(1.72)	(1.43)
Portfolio Turnover Rate	77.02	65.30	126.92	105.65	100.38

Net Assets, end of period ($ x 1,000)	37,859	34,685	28,674	15,730	12,918

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	20.40	16.21	15.34	12.53	14.69
Investment Operations:
Investment (loss)—net [a]	(.00)[b]	(.03)	(.09)	(.07)	(.05)
Net realized and unrealized
gain (loss) on investments	.81	4.22	.96	2.88	(2.11)
Total from Investment Operations	.81	4.19	.87	2.81	(2.16)
Distributions:
Dividends from net realized
gain on investments	(2.75)	—	—	—	—
Net asset value, end of period	18.46	20.40	16.21	15.34	12.53

Total Return (%)	3.82	25.85	5.67	22.42	(14.70)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	1.06	1.04	1.12	1.10
Ratio of net expenses
to average net assets	.85	1.01	1.04	1.12	1.10
Ratio of net investment (loss)
to average net assets	(.00)[c]	(.19)	(.55)	(.58)	(.32)
Portfolio Turnover Rate	77.02	65.30	126.92	105.65	100.38

Net Assets, end of period ($ x 1,000)	9,537	32,646	84,373	91,367	77,506

[a] Based on average shares outstanding at each month end. [b] Amount represents less than $.01 per share. [c] Amount represents less than .01%. See notes to financial statements.

22

		Year Ended August 31,

Class T Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	19.68	15.75	15.04	12.39	14.63
Investment Operations:
Investment (loss)—net [a]	(.10)	(.17)	(.23)	(.18)	(.15)
Net realized and unrealized
gain (loss) on investments	.76	4.10	.94	2.83	(2.09)
Total from Investment Operations	.66	3.93	.71	2.65	(2.24)
Distributions:
Dividends from net realized
gain on investments	(2.75)	—	—	—	—
Net asset value, end of period	17.59	19.68	15.75	15.04	12.39

Total Return (%) [b]	3.15	24.95	4.72	21.39	(15.31)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.75	1.78	1.90	1.96	1.79
Ratio of net expenses
to average net assets	1.50	1.70	1.90	1.96	1.79
Ratio of net investment (loss)
to average net assets	(.54)	(.92)	(1.40)	(1.43)	(1.02)
Portfolio Turnover Rate	77.02	65.30	126.92	105.65	100.38

Net Assets, end of period ($ x 1,000)	2,260	1,552	1,066	667	441

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers fourteen series, including the fund.The fund's investment objective is capital growth.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc." to "Advantage Funds, Inc." Previously, on March 15, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc." This change became effective March 15, 2006.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income,

24

expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV.When market quotations or official closing prices are not readily

26

available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-

28

not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $31,306,195 and unrealized appreciation $23,396,796.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: long-term capital gains $28,537,340 and $0, respectively.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, net realized gains from redemption-in-kind and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $1,251,103, decreased accumulated net realized gain (loss) on investments by $3,073,966 and increased paid-in capital by $1,822,863. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowing outstanding under the line of credit during the period ended August 31, 2006 was approximately $66,600, with a related weighted average annualized interest rate of 5.53% .

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund's average daily net assets and is payable monthly.The Manager has undertaken from September 1, 2005 through August 31, 2006 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses.The reduction in the management fee, pursuant to the undertaking, amounted to $362,102 during the period ended August 31, 2006.

During the period ended August 31, 2006, the Distributor retained $28,456 and $236 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $77,450 and $3,558 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2006, Class B, Class C and Class T shares were charged $319,649, $276,292 and $5,444, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to share-

30

holder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006 Class A, Class B, Class C and Class T shares were charged $239,424, $106,550, $92,097 and $5,444, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $140,248 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $21,044 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $131,364, Rule 12b-1 distribution plan fees $47,664, shareholder services plan fees $34,501, custodian fees $3,320, chief compliance officer fees $1,895 and transfer agency per account fees $22,768, which are offset against an expense reimbursement currently in effect in the amount of $55,829.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $156,164,965 and $200,290,162, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $176,328,978; accordingly, accumulated net unrealized appreciation on investments was $23,396,796, consisting of $30,654,921 gross unrealized appreciation and $7,258,125 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Future Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Future Leaders Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Future Leaders Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $2.7520 per share as a long-term capital gain distribution paid on December 8, 2005.

34

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Management Agreement with senior management of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Management Agreement. In determining to continue the Management Agreement, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered the Manager's research and portfolio management capabilities and the Manager's oversight of day-today fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund's total return exceeded the average and the median total return of the performance group and the performance universe for the one-and two-year periods ended January 31, 2006. Board further noted that the fund was ranked in the second quintile among its performance group and performance universe for those periods.

36

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among other things, that the fund's actual management fee was lower than the average and median actual management for of its expense group and expense universe, while the fund's actual total expense ratio was equal to the expense group median and lower than the expense group average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager, to evaluate the appropriateness and reasonableness of the fund's management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be real-

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

ized through an adviser's reinvestment of money back into its business for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the Manager's respective profitability percentages for managing the fund were not unreasonable given the fund's overall performance and generally superior service levels provided. It also was noted that the profitability percentage for managing the portfolio was within rangers determined by appropriate court cases to be reasonable given the services provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations:

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate;
  The Board was satisfied with the fund's overall performance;

38

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund; and
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

40

Gloria Messinger (76)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 27
———————
Anne Wexler (76)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern-
ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

42

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 43

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0522AR0806

Dreyfus Premier International Value Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
20	Financial Highlights
25	Notes to Financial Statements
34	Report of Independent Registered
Public Accounting Firm
35	Important Tax Information
36	Information About the Review and Approval
of the Fund's Management Agreement
41	Board Members Information
43	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier International Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier International Value Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Leading indicators of economic growth in overseas markets also have begun to moderate somewhat. However, most central banks abroad have only begun to raise interest rates, putting them in an earlier stage of the economic cycle than the United States. However, we currently believe that world monetary policy remains accommodative of continued global economic expansion. As always, we encourage you to talk with your financial advisor about these and other international developments to help ensure that your portfolio remains properly diversified and aligned with your current and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced total returns of 21.06% for its Class A shares, 20.15% for its Class B shares, 20.14% for its Class C shares, 21.45% for its Class R shares and 20.54% for its Class T shares.1 The fund's benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of 24.28% for the same period.2

While strong global economic growth continued to fuel a rally in international markets during the first half of the reporting period, intensifying concerns regarding a potential economic slowdown in the spring produced heightened market volatility over the remainder of the reporting period.We attribute the fund's modest underperformance to some disappointing stock selections, primarily in France and Japan.

What is the fund's investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be value companies.The fund normally invests in companies in at least 10 foreign countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund's investment approach is value-oriented and research-driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

  Value, or how a stock is priced relative to traditional business performance measures;
  Business health, or overall efficiency and profitability as measured by return on assets and return on equity; and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

  Business momentum, or the presence of a catalyst such as corporate restructuring, management changes or positive earnings surprises that can potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

When the reporting period began, the international equity markets were in the midst of their third calendar year of solid performance, as corporate restructuring efforts and positive earnings announcements overshadowed concerns about potentially rising interest rates. However, beginning in May, fears of a possible economic slowdown in the United States triggered a major sell-off in the global equity markets. Investors moved quickly to shed what they perceived to be riskier investments, including commodity stocks and emerging-markets equities.Although the correction proved to be relatively short-lived, it nonetheless resulted in a modest retrenchment across countries and market sectors.

While these economic and market trends influenced the fund's absolute returns, its performance relative to the benchmark was hindered mainly by company-specific factors. For instance, France Telecom disappointed due to its unsuccessful attempt to move into wireless services.Also in France, consumer electronics and media conglomerate Thomson reported inconsistent earnings after a shift in the firm's business mix. Valeo, the French auto parts manufacturer, was unable to pass along higher raw materials input costs to its customers. In Japan, two banking firms,Takefuji and Aiful, fell sharply following a recommendation by the country's regulatory body to overhaul the lending practices of consumer finance companies.

The fund received stronger contributions from a diverse array of holdings in Hong Kong, Italy and the United Kingdom. Bank of East Asia posted solid gains during the reporting period, a beneficiary of Hong Kong's exposure to Mainland China's borrowing needs. The fund also received strong contributions to its performance from CITIC Pacific, a Hong-Kong based operator of infrastructure-related businesses. In Italy, banking firms UniCredito Italiano and Banco Popolare di Verona e Novara enjoyed better-than-expected earnings due to a strong consumer lending environment, improving asset management fees and solid cost control measures. In the U.K., Marks & Spencer, the clothing and food retailer, rallied on the heels of its restructuring efforts. Finally,Anglo American, the U.K.-based global mining firm, posted strong results due to increased demand for commodities in worldwide markets.

4

What is the fund's current strategy?

We believe that the international equity market's short-lived correction in the spring created a number of new value-oriented investment opportunities, leading us to establish a new position in U.K. insurance and asset management firm Friends Provident. Conversely, we sold positions that had reached our price targets, including French cement producer Lafarge, and German automaker Volkswagen. In our judgment, the fund remains well positioned to capture value-oriented opportunities in international markets.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Value Fund Class A shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier International Value Fund on 8/31/96 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.The Index consists of 21 MSCI developed market country indices.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		14.08%	10.67%	8.80%
without sales charge		21.06%	12.00%	9.45%
Class B shares
with applicable redemption charge †	11/15/02	16.15%	—	—	19.74%
without redemption	11/15/02	20.15%	—	—	20.22%
Class C shares
with applicable redemption charge ††	11/15/02	19.14%	—	—	20.33%
without redemption	11/15/02	20.14%	—	—	20.33%
Class R shares	11/15/02	21.45%	—	—	21.57%
Class T shares
with applicable sales charge (4.5%)	11/15/02	15.09%	—	—	18.99%
without sales charge	11/15/02	20.54%	—	—	20.45%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Value Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.04	$ 12.15	$ 11.73	$ 6.06	$ 10.07
Ending value (after expenses)	$1,072.30	$1,068.40	$1,068.20	$1,074.30	$1,070.40

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.83	$ 11.82	$ 11.42	$ 5.90	$ 9.80
Ending value (after expenses)	$1,017.44	$1,013.46	$1,013.86	$1,019.36	$1,015.48

† Expenses are equal to the fund's annualized expense ratio of 1.54% for Class A, 2.33% for Class B, 2.25% for Class C, 1.16% for Class R and 1.93% for Class T multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—96.8%	Shares	Value ($)

Australia—3.2%
Amcor	1,239,498	6,350,885
Coca-Cola Amatil	875,170	4,377,233
Insurance Australia Group	530,218	2,174,176
National Australia Bank	251,108	6,964,217
Qantas Airways	673,790	1,769,901
TABCORP Holdings	448,460	5,184,603
		26,821,015
Belgium—1.0%
Fortis	215,763	8,397,457
Brazil—.6%
Petroleo Brasileiro, ADR	55,730	4,996,752
Finland—1.2%
M-real, Cl. B	554,330	2,684,375
Nokia	100,000	2,094,599
Nokia, ADR	11,214	234,148
UPM-Kymmene	202,023	4,788,016
		9,801,138
France—10.0%
BNP Paribas	59,030	6,272,955
Carrefour	81,890	5,052,431
Credit Agricole	196,620	7,987,428
France Telecom	637,060	13,523,399
Lagardere	58,010	4,250,910
Peugeot	110,000	6,210,388
Sanofi-Aventis	124,760	11,196,094
Thomson	333,980	5,343,994
Total	164,560	11,110,099
Total, ADR	77,228	5,207,484
Valeo	204,156	7,469,704
		83,624,886
Germany—8.8%
Allianz	33,900	5,750,472
Deutsche Bank	64,323	7,341,390
Deutsche Post	583,924	14,789,246

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Deutsche Telekom	429,340	6,275,813
E.ON	26,737	3,391,024
Hannover Rueckversicherung	213,590	8,236,267
Infineon Technologies	654,260 [a]	7,686,042
Medion	77,200	924,724
Metro	105,560	6,200,429
Siemens	152,260	12,922,744
		73,518,151
Greece—.6%
Public Power	196,010	4,685,683
Hong Kong—.7%
BOC Hong Kong Holdings	1,882,500	4,129,383
Citic Pacific	456,200	1,457,649
		5,587,032
Ireland—1.4%
Bank of Ireland	622,615	11,804,955
Italy—4.5%
Enel	385,130	3,438,929
ENI	323,235	9,896,903
Mediaset	713,850	8,248,909
Saras	409,380 [a]	2,286,631
UniCredito Italiano	1,060,170	8,447,903
Unipol	1,564,480	5,396,457
		37,715,732
Japan—26.2%
77 Bank	719,900	5,276,915
Aeon	368,000	9,268,613
Aiful	121,978	4,886,398
Ajinomoto	312,500	3,390,688
Astellas Pharma	171,300	6,949,823
Canon	118,552	5,901,075
Dentsu	3,217	9,350,070
Fuji Photo Film	341,800	12,527,083
Funai Electric	61,100	5,822,271
Hino Motors	1,296,100	6,981,762
JS Group	261,800	5,500,422

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Kao	318,400	8,494,285
Kuraray	318,900	3,653,114
Mabuchi Motor	44,700	2,846,017
Matsumotokiyoshi	169,879	4,126,615
Minebea	314,800	1,778,925
Mitsubishi UFJ Financial Group	547	7,459,621
Mitsui Trust Holdings	342,200	4,007,524
Nippon Express	2,344,800	12,730,770
Nippon Paper Group	844	3,136,450
Nissan Motor	856,000	9,732,828
ORIX	8,450	2,243,490
Ricoh	396,500	7,789,751
Rinnai	147,100	4,087,330
Rohm	148,600	13,792,917
Sekisui Chemical	889,400	7,808,072
Sekisui House	561,500	8,336,953
SFCG	15,113	2,993,617
Shinsei Bank	1,168,000	7,197,648
Sumitomo Mitsui Financial Group	1,093	12,297,123
Takefuji	153,330	8,272,567
TDK	83,100	6,438,346
Toyoda Gosei	176,700	3,765,182
		218,844,265
Mexico—1.0%
Coca-Cola Femsa, ADR	135,100	3,988,152
Telefonos de Mexico, ADR, Ser. L	190,032	4,587,372
		8,575,524
Netherlands—4.5%
ABN AMRO Holding	293,935	8,382,228
Aegon	371,746	6,638,839
Heineken	22,571	1,047,038
Koninklijke Philips Electronics	262,460	8,950,642
Koninklijke Philips Electronics (New York Shares)	9,500	326,040
Royal Dutch Shell, Cl. A	362,134	12,521,467
		37,866,254

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Singapore—2.4%
DBS Group Holdings	1,040,870	11,906,240
United Overseas Bank	861,500	8,540,544
		20,446,784
South Africa—.4%
Nedbank Group	225,847	3,456,395
South Korea—1.4%
Korea Electric Power, ADR	165,794	3,219,719
KT, ADR	190,400	4,207,840
SK Telecom, ADR	198,780	4,353,282
		11,780,841
Spain—2.5%
Banco Santander Central Hispano	310,870	4,822,875
Gamesa Corp Tecnologica	24,120	508,307
Gas Natural SDG	156,430	5,236,517
Repsol YPF	166,230	4,778,761
Repsol YPF, ADR	185,508	5,327,790
		20,674,250
Sweden—.5%
Svenska Cellulosa, Cl. B	94,800	4,061,512
Switzerland—6.9%
Ciba Specialty Chemicals	179,506	10,056,011
Clariant	266,020 [a]	3,242,038
Nestle	38,575	13,265,249
Novartis	193,250	11,030,072
Swiss Reinsurance	133,989	10,222,268
UBS	179,800	10,174,740
		57,990,378

12

Common Stocks (continued)	Shares	Value ($)

Taiwan—.6%
United Microelectronics, ADR	1,550,997	4,730,541
United Kingdom—18.4%
Alliance Boots	57,912	850,407
Anglo American	225,802	9,771,020
Barclays	129,886	1,626,529
BP	1,151,054	13,088,016
BT Group	457,059	2,145,818
Cadbury Schweppes	485,940	5,173,664
Centrica	1,650,384	9,272,798
Debenhams	829,270 [a]	2,933,787
Friends Provident	862,030	3,053,790
GKN	93,749	544,591
GlaxoSmithKline	581,528	16,480,764
HBOS	434,570	8,301,651
HSBC Holdings	610,739	11,085,425
Reed Elsevier	789,700	8,475,393
Rentokil Initial	2,032,810	5,817,214
Royal Bank of Scotland Group	436,321	14,808,723
Royal Dutch Shell, Cl. A	49,891	1,729,408
Sainsbury (J)	459,080	3,117,107
Smiths Group	469,100	7,683,652
Trinity Mirror	520,140	4,517,403
Unilever	509,368	12,184,987
Vodafone Group	5,075,350	10,995,657
		153,657,804
Total Common Stocks
(cost $699,183,248)		809,037,349

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $8,660,000)	8,660,000 [b]	8,660,000

Total Investments (cost $707,843,248)	97.8%	817,697,349
Cash and Receivables (Net)	2.2%	18,311,009
Net Assets	100.0%	836,008,358

ADR—American Depository Receipts [a] Non-income producing security. [b] Investment in affiliated money market mutual fund.
Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	23.8	Health Care	5.5
Consumer Discretionary	12.9	Telecommunication Services	5.5
Consumer Staples	10.0	Insurance	5.0
Industrial	8.6	Utilities	3.5
Energy	8.5	Money Market Investment	1.0
Information Technology	6.9
Materials	6.6		97.8

† Based on net assets. See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	699,183,248	809,037,349
Affiliated issuers	8,660,000	8,660,000
Cash		62,623
Cash denominated in foreign currencies	13,824,201	13,807,120
Receivable for investment securities sold		6,461,232
Dividends receivable		2,378,967
Receivable for shares of Common Stock subscribed		669,034
Unrealized appreciation on forward
currency exchange contracts—Note 4		2,325
Prepaid expenses		12,265
		841,090,915

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		965,348
Payable for investment securities purchased		2,211,504
Payable for shares of Common Stock redeemed		1,322,214
Unrealized depreciation on forward
currency exchange contracts—Note 4		942
Accrued expenses and other liabilities		582,549
		5,082,557

Net Assets ($)		836,008,358

Composition of Net Assets ($):
Paid-in capital		637,338,656
Accumulated undistributed investment income—net		11,656,586
Accumulated net realized gain (loss) on investments		77,147,510
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		109,865,606

Net Assets ($)		836,008,358

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	657,525,332	22,864,640	71,830,102	81,334,749	2,453,535
Shares Outstanding	31,448,378	1,117,400	3,499,921	3,880,895	120,415

Net Asset Value
Per Share ($)	20.91	20.46	20.52	20.96	20.38

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $1,999,549 foreign taxes withheld at source):
Unaffiliated issuers	22,130,667
Affiliated issuers	306,925
Interest	65,774
Total Income	22,503,366
Expenses:
Management fee—Note 3(a)	8,102,413
Shareholder servicing costs—Note 3(c)	3,124,436
Distribution fees—Note 3(b)	707,470
Custodian fees	694,083
Prospectus and shareholders' reports	123,804
Registration fees	95,668
Professional fees	54,400
Directors' fees and expenses—Note 3(d)	20,770
Loan commitment fees—Note 2	6,667
Miscellaneous	57,785
Total Expenses	12,987,496
Investment Income—Net	9,515,870

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	137,690,045
Net realized gain (loss) on forward currency exchange contracts	68,744
Net Realized Gain (Loss)	137,758,789
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	4,796,486
Net Realized and Unrealized Gain (Loss) on Investments	142,555,275
Net Increase in Net Assets Resulting from Operations	152,071,145

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment income—net	9,515,870	7,691,051
Net realized gain (loss) on investments	137,758,789	71,250,451
Net unrealized appreciation
(depreciation) on investments	4,796,486	50,394,356
Net Increase (Decrease) in Net Assets
Resulting from Operations	152,071,145	129,335,858

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(6,946,995)	(5,699,694)
Class B shares	(124,907)	(72,580)
Class C shares	(376,169)	(273,321)
Class R shares	(841,019)	(583,252)
Class T shares	(22,187)	(14,038)
Net realized gain on investments:
Class A shares	(85,842,166)	—
Class B shares	(3,084,346)	—
Class C shares	(9,524,532)	—
Class R shares	(7,739,859)	—
Class T shares	(332,667)	—
Total Dividends	(114,834,847)	(6,642,885)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	200,640,623	308,094,029
Class B shares	3,784,998	8,574,834
Class C shares	19,941,787	31,678,554
Class R shares	34,779,239	36,299,900
Class T shares	744,298	2,064,755

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2006	2005

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	76,410,211	4,173,168
Class B shares	2,453,442	56,628
Class C shares	3,028,658	120,726
Class R shares	8,457,524	527,855
Class T shares	163,847	7,379
Cost of shares redeemed:
Class A shares	(364,882,283)	(217,746,980)
Class B shares	(5,332,602)	(2,677,129)
Class C shares	(27,289,203)	(7,393,660)
Class R shares	(38,287,078)	(14,066,656)
Class T shares	(752,408)	(1,137,641)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(86,138,947)	148,575,762
Total Increase (Decrease) in Net Assets	(48,902,649)	271,268,735

Net Assets ($):
Beginning of Period	884,911,007	613,642,272
End of Period	836,008,358	884,911,007
Undistributed investment income—net	11,656,586	7,128,040

18

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	9,958,372	16,096,093
Shares issued for dividends reinvested	4,099,409	219,064
Shares redeemed	(17,915,438)	(11,357,328)
Net Increase (Decrease) in Shares Outstanding	(3,857,657)	4,957,829

Class B [a]
Shares sold	193,232	453,705
Shares issued for dividends reinvested	133,426	3,007
Shares redeemed	(268,514)	(141,231)
Net Increase (Decrease) in Shares Outstanding	58,144	315,481

Class C
Shares sold	1,031,554	1,672,576
Shares issued for dividends reinvested	164,691	6,398
Shares redeemed	(1,369,858)	(389,771)
Net Increase (Decrease) in Shares Outstanding	(173,613)	1,289,203

Class R
Shares sold	1,717,355	1,867,185
Shares issued for dividends reinvested	453,730	27,709
Shares redeemed	(1,854,540)	(719,819)
Net Increase (Decrease) in Shares Outstanding	316,545	1,175,075

Class T
Shares sold	38,646	114,452
Shares issued for dividends reinvested	8,992	394
Shares redeemed	(39,177)	(62,770)
Net Increase (Decrease) in Shares Outstanding	8,461	52,076

[a] During the period ended August 31, 2006, 46,446 Class B shares representing $924,129 were automatically converted to 45,592 Class A shares and during the period ended August 31, 2005, 11,262 Class B shares representing $213,210 were automatically converted to 11,104 Class A shares.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated
Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended August 31,

Class B Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.92	16.86	14.00	12.24
Investment Operations:
Investment income—net [b]	.09	.06	.09	.09
Net realized and unrealized
gain (loss) on investments	3.56	3.09	2.91	1.84
Total from Investment Operations	3.65	3.15	3.00	1.93
Distributions:
Dividends from investment income—net	(.12)	(.09)	(.14)	(.17)
Dividends from net realized
gain on investments	(2.99)	—	—	—
Total Distributions	(3.11)	(.09)	(.14)	(.17)
Net asset value, end of period	20.46	19.92	16.86	14.00

Total Return (%) [c]	20.15	18.70	21.43	16.04[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.32	2.32	2.33	2.00[d]
Ratio of net expenses to average net assets	2.32	2.32	2.33	2.00[d]
Ratio of net investment income
to average net assets	.46	.30	.55	.70[d]
Portfolio Turnover Rate	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	22,865	21,101	12,538	827

[a] From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.97	16.90	14.04	12.24
Investment Operations:
Investment income—net [b]	.10	.07	.12	.12
Net realized and unrealized
gain (loss) on investments	3.56	3.10	2.89	1.85
Total from Investment Operations	3.66	3.17	3.01	1.97
Distributions:
Dividends from investment income—net	(.12)	(.10)	(.15)	(.17)
Dividends from net realized
gain on investments	(2.99)	—	—	—
Total Distributions	(3.11)	(.10)	(.15)	(.17)
Net asset value, end of period	20.52	19.97	16.90	14.04

Total Return (%) [c]	20.14	18.79	21.51	16.29[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.26	2.26	2.26	1.80[d]
Ratio of net expenses to average net assets	2.26	2.26	2.26	1.80[d]
Ratio of net investment income
to average net assets	.51	.35	.73	.89[d]
Portfolio Turnover Rate	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	71,830	73,348	40,291	1,647

[a] From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

		Year Ended August 31,

Class R Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.33	17.13	14.12	12.24
Investment Operations:
Investment income—net [b]	.32	.30	.31	.22
Net realized and unrealized
gain (loss) on investments	3.63	3.13	2.90	1.83
Total from Investment Operations	3.95	3.43	3.21	2.05
Distributions:
Dividends from investment income—net	(.33)	(.23)	(.20)	(.17)
Dividends from net realized
gain on investments	(2.99)	—	—	—
Total Distributions	(3.32)	(.23)	(.20)	(.17)
Net asset value, end of period	20.96	20.33	17.13	14.12

Total Return (%)	21.45	20.11	22.86	16.95[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.13	1.16	.96[c]
Ratio of net expenses to average net assets	1.21	1.13	1.16	.96[c]
Ratio of net investment income
to average net assets	1.58	1.56	1.82	1.73[c]
Portfolio Turnover Rate	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	81,335	72,470	40,927	3,778

[a] From November 15, 2002 (commencement of initial offering) to August 31, 2003. [b] Based on average shares outstanding at each month end. [c] Not annualized. See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class T Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.87	16.81	13.95	12.24
Investment Operations:
Investment income (loss)—net [b]	.16	.13	.18	(.04)
Net realized and unrealized
gain (loss) on investments	3.54	3.09	2.87	1.92
Total from Investment Operations	3.70	3.22	3.05	1.88
Distributions:
Dividends from investment income—net	(.20)	(.16)	(.19)	(.17)
Dividends from net realized
gain on investments	(2.99)	—	—	—
Total Distributions	(3.19)	(.16)	(.19)	(.17)
Net asset value, end of period	20.38	19.87	16.81	13.95

Total Return (%) [c]	20.54	19.18	21.95	15.54[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	1.92	1.81	1.92[d]
Ratio of net expenses to average net assets	1.96	1.92	1.81	1.92[d]
Ratio of net investment income (loss)
to average net assets	.83	.65	1.05	(.45)[d]
Portfolio Turnover Rate	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	2,454	2,224	1,006	27

[a] From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Value Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers fourteen series, including the fund.The fund's investment objective is long-term capital growth.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc." to "Advantage Funds, Inc." Previously, on March 15, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc."

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

26

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

28

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $30,161,518, accumulated capital gains $68,434,880 and unrealized appreciation $108,497,380.

The fund also has an accumulated capital loss carryover of $8,424,076, which can be utilized in subsequent years subject to an annual limitation due to the fund's merger with Bear Stearns International Equity Portfolio. If not applied, the capital loss carryover expires in fiscal 2010. The accumulated capital loss carryover reflected above represents the capital loss carryover from Bear Stearns International Equity Portfolio after limitations pursuant to Section 383 of the Code.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: ordinary income $24,435,033 and $6,642,885 and long-term capital gains $90,399,814 and $0, respectively.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies and foreign exchange gain and losses, the fund increased accumulated undistributed investment income-net by $3,323,953, decreased accumulated net realized gain (loss) on investments by $3,362,147 and increased paid-in capital by $38,194. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

30

During the period ended August 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended August 31, 2006, the Distributor retained $26,446 and $53 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $40,631 and $15,510 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2006, Class B, Class C and Class T shares were charged $166,675, $535,042 and $5,753, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B, Class C and Class T shares were charged $1,607,734, $55,558, $178,347 and $5,753, respectively, pursuant to the Shareholder Services Plan.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $283,541 pursuant to the transfer agency agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $700,447, Rule 12b-1 distribution plan fees $60,288, shareholder services plan fees $158,178, chief compliance officer fees $1,895 and transfer agency per account fees $44,540.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities (excluding short-term securities and forward currency exchange contracts) during the period ended August 31, 2006, amounted to $385,390,802 and $570,485,824, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency

32

exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at August 31, 2006:

At August 31, 2006, the cost of investments for federal income tax purposes was $709,211,474; accordingly, accumulated net unrealized appreciation on investments was $108,485,875, consisting of $132,915,857 gross unrealized appreciation and $24,429,982 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments,of Dreyfus Premier International Value Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Value Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2006:

—the total amount of taxes paid to foreign countries was $1,825,628

—the total amount of income sourced from foreign countries was $17,699,322

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2006 calendar year with Form 1099-DIV which will be mailed by January 31, 2007.

Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $16,931,224 represents the maximum amount that may be considered qualified dividend income.

Also, the fund designates $2.5398 per share as a long-term capital gain distribution paid on December 16, 2005.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Management Agreement with senior management of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Management Agreement. In determining to continue the Management Agreement, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

36

The Board members also considered the Manager's research and portfolio management capabilities and the Manager's oversight of day-to-day fund operations,including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted the fund was ranked in the fourth or fifth quintiles of its performance group and performance universe for one-, two, three, and four-year periods, ended January 31, 2006.The Board noted the fund's long term performance was stronger, as evidenced by the fund's five- and ten-year total returns exceeding the average and the median of the performance group.

The Board members discussed with management the fund's investment strategy and the reasons for the fund's short-term underperformance

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

compared to the performance group and universe.The Board noted that the fund produced lower returns than its benchmarks, primarily due to certain holdings in France and Japan.The Board also cited the fund's lack of exposure to Toyota Motor which hindered the fund's relative perfor-mance.The Board members took into account the portfolio managers' experience and superior long-term track record, and expressed their continued confidence in the portfolio management team.

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among other things, that the fund's actual management fee was ranked in the fifth quintile and fourth quintile of its expense group and expense universe, respectively, while the fund's actual total expense ratio was ranked in the fourth quintile and third quintile of its expense group and expense universe, respectively.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager, to evaluate the appropriateness and reasonableness of the fund's management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

38

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be realized through an adviser's reinvestment of money back into its business for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the Manager's respective profitability percentages for managing the fund were not unreasonable given the fund's overall performance and generally superior service levels provided. It also was noted that the profitability percentage for managing the portfolio was within rangers determined by appropriate court cases to be reasonable given the services provided.

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate;
  While the Board was concerned with the fund's short-term performance, it was satisfied with the fund's overall long-term performance.
  The Board stressed the need to continue to seek to improve the fund's short-term performance record;
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund; and
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

40

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (76)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 27
———————
Anne Wexler (76)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

44

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0254AR0806

Dreyfus Premier Select Midcap Growth Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Information About the Review and Approval
of The Fund's Management Agreement
36	Board Members Information
38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier Select Midcap Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Select Midcap Growth Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk. With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by The Fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Fred Kuehndorf, Portfolio Manager

How did Dreyfus Premier Select Midcap Growth Fund perform relative to its benchmark?

For the 12-month period ended August 31,2006,the fund produced total returns of 11.29% for Class A shares,10.43% for Class B shares,10.47% for Class C shares, 11.57% for Class R shares and 11.03% for Class T shares.1 In comparison, The Fund's benchmark, the Russell Midcap Growth Index (the "Index"), provided a 6.00% total return for the same period.2

Despite occasional bouts of market volatility during the second half of the reporting period, midcap stocks generally fared well due to robust investor demand in a growing economy. The fund produced higher returns than its benchmark, as our security selection strategy produced particularly attractive results in the health care, industrials, financials, technology and energy sectors.

What is The Fund's investment approach?

The fund seeks capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of midcap companies. The fund considers midcap companies to be companies with market capitalizations that fall within the range of the Russell Midcap Growth Index at the time of purchase.The fund invests in growth companies that we believe have solid market positions and reasonable financial strength.

We seek investment opportunities for the fund in companies that have a history of consistent earnings growth and above-average profitability.We focus on individual stock selection, building the portfolio from the bottom up,searching one by one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

The fund typically sells a stock when the company's earnings are no longer growing, or it no longer possesses the characteristics that caused its purchase.A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating funda-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

mentals.The fund may also sell a stock if it becomes an overweighted portfolio position, as determined by the portfolio manager.

What other factors influenced The Fund's performance?

Over the first half of the reporting period, stock prices generally advanced in an environment of moderate economic growth and rising corporate earnings.As they had for several years, midcap stocks continued to outpace their large-cap counterparts due to a relatively ample appetite for risk among equity investors. During the reporting period's second half, however, intensifying inflationary pressures caused investors to worry that interest rates might rise more than they previously expected, potentially choking off economic growth. As a result, stock prices fell sharply during the spring of 2006, with small- and midcap stocks declining more sharply than shares of larger companies.Although stocks generally rebounded over the summer, investors appeared to have remained more risk averse than they were before the market correction.

These macroeconomic developments did not derail the success of our bottom-up security selection process.The fund achieved higher returns than its benchmark in all but two of the market sectors represented in the Index. In the health care area, longstanding biotechnology holding Gilead Sciences continued to gain value due to the success of its HIV/AIDS drugs. Rising demand for kidney dialysis services helped boost the stock price of medical services provider DaVita.The growing trend among large drug companies of outsourcing research and development activities benefited contract research organization Pharmaceutical Product Development.

In the industrials sector, robust global economic growth helped boost demand for freight services, which supported higher stock prices for C.H. Robinson Worldwide and Expeditors International of Washington. Among financial services companies, the fund scored successes with online bank and brokerage firm E*Trade Financial, which grew through recent acquisitions, and investment manager T. Rowe Price Group, which achieved attractive levels of earnings growth.

The Fund's technology investments were led higher by outsourcers Cognizant Technology Solutions and Satyam Computer Services, both

4

of which tap inexpensive pools of information technology professionals in India. Distributed computing solutions provider Akamai Technologies also fared well due to rising demand among businesses for the ability to provide broadband-intensive Internet services. Strong performers in the energy sector included Western Gas Resources, which was the subject of a takeover offer from industry leader Anadarko Petroleum.

The fund produced lagging returns in only two market sectors. In the consumer discretionary area, fears of a slowdown in consumer spending hindered the stock prices of retailers Advance Auto Parts, Chico's FAS and Williams-Sonoma, prompting us to sell The Fund's positions in these companies. The fund held no materials stocks during the reporting period, preventing it from participating in the sector's modest gains.

What is The Fund's current strategy?

We have maintained our focus on our disciplined security selection process.As of the end of the reporting period, we have found a greater number of opportunities in the health care sector, relatively few in the consumer discretionary sector, and none in the materials, utilities and consumer staples sectors.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, The Fund's returns would have been lower.
A significant portion of The Fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on The Fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a
FUND'S asset base grows.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Growth Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

A significant portion of The Fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on The Fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a FUND'S asset base grows.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Select Midcap Growth Fund on 3/31/03 (inception date) to a $10,000 investment made in the Russell Midcap Growth Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. The Fund's performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	3/31/03	4.89%	15.89%
without sales charge	3/31/03	11.29%	17.91%
Class B shares
with applicable redemption charge †	3/31/03	6.43%	16.38%
without redemption	3/31/03	10.43%	16.99%
Class C shares
with applicable redemption charge ††	3/31/03	9.47%	17.05%
without redemption	3/31/03	10.47%	17.05%
Class R shares	3/31/03	11.57%	18.24%
Class T shares
with applicable sales charge (4.5%)	3/31/03	6.02%	16.07%
without sales charge	3/31/03	11.03%	17.65%

Past performance is not predictive of future performance.The Fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
† † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your FUND'S prospectus or talk to your financial adviser.

Review your Fund's Expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Select Midcap Growth Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.41	$ 11.04	$ 11.24	$ 6.26	$ 8.75
Ending value (after expenses)	$985.30	$981.60	$981.20	$985.90	$983.80

COMPARING YOUR Fund's Expenses WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your Fund's Expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.53	$ 11.22	$ 11.42	$ 6.36	$ 8.89
Ending value (after expenses)	$1,017.74	$1,014.06	$1,013.86	$1,018.90	$1,016.38

† Expenses are equal to The Fund's annualized expense ratio of 1.48% for Class A, 2.21% for Class B, 2.25% for Class C, 1.25% for Class R and 1.75% for Class T multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—99.3%	Shares	Value ($)

Consumer Discretionary—9.4%
American Eagle Outfitters	1,905	73,590
Coach	3,335 [a]	100,684
Penn National Gaming	2,080 [a]	68,890
Starbucks	2,370 [a]	73,494
		316,658
Energy—13.0%
BJ Services	2,255	77,369
Consol Energy	2,435	88,804
Grant Prideco	1,745 [a]	72,470
Smith International	1,830	76,805
XTO Energy	2,740	125,410
		440,858
Financial—11.3%
Affiliated Managers Group	785 [a,b]	72,636
E*Trade Financial	4,615 [a]	108,868
SEI Investments	1,795	91,617
T. Rowe Price Group	2,445	107,727
		380,848
Health Care—19.2%
Applera—Applied Biosystems Group	2,750	84,287
Coventry Health Care	1,515 [a]	82,174
DaVita	1,555 [a]	90,750
Gilead Sciences	1,965 [a]	124,581
Manor Care	1,775	92,655
Pharmaceutical Product Development	2,410	91,869
VCA Antech	2,320 [a]	82,174
		648,490
Industrial—20.0%
C.H. Robinson Worldwide	2,305	105,615
Cummins	765	87,837
Expeditors International Washington	895	35,684

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Joy Global	1,245	54,207
Oshkosh Truck	1,760	90,992
Precision Castparts	1,410	82,400
Robert Half International	1,895	58,631
Rockwell Automation	1,375	77,523
Rockwell Collins	1,605	84,150
		677,039
Information Technology—23.8%
Akamai Technologies	2,885 [a]	113,092
Amdocs	2,160 [a]	81,972
Amphenol, Cl. A	1,895	108,905
Citrix Systems	2,525 [a]	77,467
Cognizant Technology Solutions, Cl. A	1,500 [a]	104,865
Harris	2,040	89,597
Intuit	2,435 [a]	73,586
MEMC Electronic Materials	2,115 [a]	81,808
Satyam Computer Services, ADR	1,940	74,050
		805,342
Telecommunication Services—2.6%
NII Holdings	1,640 [a]	87,494
Total Common Stocks
(cost $2,454,882)		3,356,729

Other Investment—4.0%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $135,000)	135,000 [c]	135,000

10

Investment of Cash Collateral
for Securities Loaned—1.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $34,944)	34,944 [c]	34,944

Total Investments (cost $2,624,826)	104.3%	3,526,673
Liabilities, Less Cash and Receivables	(4.3%)	(145,371)
Net Assets	100.0%	3,381,302

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of this security is on loan. At August 31, 2006, the total market value of The Fund's security on loan is $33,681 and the total market value of the collateral held by the fund is $34,944.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Information Technology	23.8	Consumer Discretionary	9.4
Industrial	20.0	Money Market Investments	5.0
Health Care	19.2	Telecommunication Services	2.6
Energy	13.0
Financial	11.3		104.3

† Based on net assets. See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $33,681)—Note 1(b):
Unaffiliated issuers	2,454,882	3,356,729
Affiliated issuers	169,944	169,944
Cash		25,845
Receivable for investment securities sold		35,829
Receivable for shares of Common Stock subscribed		8,087
Dividends and interest receivable		2,208
Prepaid expenses		21,277
Due from The Dreyfus Corporation and affiliates—Note 3(c)		1,932
		3,621,851

Liabilities ($):
Payable for shares of Common Stock redeemed		172,390
Liability for securities on loan—Note 1(b)		34,944
Accrued expenses		33,215
		240,549

Net Assets ($)		3,381,302

Composition of Net Assets ($):
Paid-in capital		2,176,676
Accumulated net realized gain (loss) on investments		302,779
Accumulated net unrealized appreciation
(depreciation) on investments		901,847

Net Assets ($)		3,381,302

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	1,273,696	733,554	901,914	279,109	193,029
Shares Outstanding	61,158	36,200	44,426	13,263	9,339

Net Asset Value
Per Share ($)	20.83	20.26	20.30	21.04	20.67

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $274 foreign taxes withheld at source):
Unaffiliated issuers	21,597
Affiliated issuers	3,687
Interest	35
Income from securities lending	20
Total Income	25,339
Expenses:
Management fee—Note 3(a)	27,095
Registration fees	52,848
Auditing fees	32,868
Distribution fees—Note 3(b)	14,282
Shareholder servicing costs—Note 3(c)	13,174
Prospectus and shareholders' reports	11,570
Custodian fees—Note 3(c)	4,795
Directors' fees and expenses—Note 3(d)	366
Legal fees	77
Loan commitment fees—Note 2	27
Miscellaneous	7,271
Total Expenses	164,373
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(96,352)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(369)
Net Expenses	67,652
Investment (Loss)—Net	(42,313)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	346,157
Net unrealized appreciation (depreciation) on investments	82,782
Net Realized and Unrealized Gain (Loss) on Investments	428,939
Net Increase in Net Assets Resulting from Operations	386,626

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment (loss)—net	(42,313)	(42,033)
Net realized gain (loss) on investments	346,157	123,105
Net unrealized appreciation
(depreciation) on investments	82,782	465,344
Net Increase (Decrease) in Net Assets
Resulting from Operations	386,626	546,416

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(36,059)	(10,901)
Class B shares	(31,413)	(18,983)
Class C shares	(32,656)	(11,011)
Class R shares	(11,685)	(5,963)
Class T shares	(12,090)	(6,092)
Total Dividends	(123,903)	(52,950)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	1,020,351	308,532
Class B shares	168,892	379,097
Class C shares	341,837	357,183
Class R shares	104,629	20,441
Class T shares	11,371	37,182
Dividends reinvested:
Class A shares	34,929	10,711
Class B shares	27,823	17,655
Class C shares	30,893	10,260
Class R shares	11,685	5,963
Class T shares	11,531	5,808
Cost of shares redeemed:
Class A shares	(668,822)	(85,505)
Class B shares	(429,924)	(446,522)
Class C shares	(420,029)	(41,530)
Class R shares	(195,038)	(20,198)
Class T shares	(207,530)	(12,134)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(157,402)	546,943
Total Increase (Decrease) in Net Assets	105,321	1,040,409

Net Assets ($):
Beginning of Period	3,275,981	2,235,572
End of Period	3,381,302	3,275,981

14

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	48,765	16,965
Shares issued for dividends reinvested	1,761	592
Shares redeemed	(31,455)	(4,542)
Net Increase (Decrease) in Shares Outstanding	19,071	13,015

Class B [a]
Shares sold	8,070	21,307
Shares issued for dividends reinvested	1,434	989
Shares redeemed	(20,925)	(24,476)
Net Increase (Decrease) in Shares Outstanding	(11,421)	(2,180)

Class C
Shares sold	16,800	19,257
Shares issued for dividends reinvested	1,589	574
Shares redeemed	(20,365)	(2,284)
Net Increase (Decrease) in Shares Outstanding	(1,976)	17,547

Class R
Shares sold	4,867	1,131
Shares issued for dividends reinvested	584	328
Shares redeemed	(9,045)	(1,103)
Net Increase (Decrease) in Shares Outstanding	(3,594)	356

Class T
Shares sold	541	2,043
Shares issued for dividends reinvested	584	322
Shares redeemed	(9,799)	(652)
Net Increase (Decrease) in Shares Outstanding	(8,674)	1,713

[a] During the period ended August 31, 2006, 3,625 Class B shares representing $74,443 were automatically converted to 3,543 Class A shares and during the year ended August 31, 2005, 2,972 Class B shares representing
$54,554 were automatically converted to 2,923 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from The Fund's financial statements.

		Year Ended August 31,

Class A Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.36	16.01	15.19	12.50
Investment Operations:
Investment (loss)—net [b]	(.16)	(.20)	(.18)	(.08)
Net realized and unrealized
gain (loss) on investments	2.31	3.90	1.00	2.77
Total from Investment Operations	2.15	3.70	.82	2.69
Distributions:
Dividends from net realized
gain on investments	(.68)	(.35)	—	—
Net asset value, end of period	20.83	19.36	16.01	15.19

Total Return (%) [c]	11.29	23.23	5.33	21.60[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.21	4.54	7.15	6.39[d]
Ratio of net expenses to average net assets	1.50	1.54	1.50	.64[d]
Ratio of net investment (loss)
to average net assets	(.78)	(1.10)	(1.10)	(.53)[d]
Portfolio Turnover Rate	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	1,274	815	465	463

[a] From March 31, 2003 (commencement of operations) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

		Year Ended August 31,

Class B Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	18.98	15.84	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.31)	(.33)	(.30)	(.13)
Net realized and unrealized
gain (loss) on investments	2.27	3.82	.99	2.78
Total from Investment Operations	1.96	3.49	.69	2.65
Distributions:
Dividends from net realized
gain on investments	(.68)	(.35)	—	—
Net asset value, end of period	20.26	18.98	15.84	15.15

Total Return (%) [c]	10.43	22.21	4.56	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.95	5.26	7.96	5.98[d]
Ratio of net expenses to average net assets	2.25	2.27	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(1.56)	(1.83)	(1.85)	(.83)[d]
Portfolio Turnover Rate	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	734	904	789	818

[a] From March 31, 2003 (commencement of operations) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.01	15.82	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.31)	(.31)	(.30)	(.12)
Net realized and unrealized
gain (loss) on investments	2.28	3.85	.97	2.77
Total from Investment Operations	1.97	3.54	.67	2.65
Distributions:
Dividends from net realized
gain on investments	(.68)	(.35)	—	—
Net asset value, end of period	20.30	19.01	15.82	15.15

Total Return (%) [c]	10.47	22.55	4.42	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.90	5.19	7.66	7.49[d]
Ratio of net expenses to average net assets	2.25	2.22	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(1.55)	(1.78)	(1.86)	(.84)[d]
Portfolio Turnover Rate	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	902	882	456	290

[a] From March 31, 2003 (commencement of operations) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

		Year Ended August 31,

Class R Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.49	16.06	15.21	12.50
Investment Operations:
Investment (loss)—net [b]	(.12)	(.14)	(.14)	(.06)
Net realized and unrealized
gain (loss) on investments	2.35	3.92	.99	2.77
Total from Investment Operations	2.23	3.78	.85	2.71
Distributions:
Dividends from net realized
gain on investments	(.68)	(.35)	—	—
Net asset value, end of period	21.04	19.49	16.06	15.21

Total Return (%)	11.57	23.73	5.52	21.76[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.81	4.16	6.81	7.10[c]
Ratio of net expenses to average net assets	1.25	1.20	1.25	.53[c]
Ratio of net investment (loss)
to average net assets	(.57)	(.76)	(.85)	(.42)[c]
Portfolio Turnover Rate	64.92	45.08	97.27	39.58[c]

Net Assets, end of period ($ X 1,000)	279	329	265	243

[a] From March 31, 2003 (commencement of operations) to August 31, 2003. [b] Based on average shares outstanding at each month end. [c] Not annualized. See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class T Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	19.25	15.95	15.18	12.50
Investment Operations:
Investment (loss)—net [b]	(.22)	(.23)	(.22)	(.09)
Net realized and unrealized
gain (loss) on investments	2.32	3.88	.99	2.77
Total from Investment Operations	2.10	3.65	.77	2.68
Distributions:
Dividends from net realized
gain on investments	(.68)	(.35)	—	—
Net asset value, end of period	20.67	19.25	15.95	15.18

Total Return (%) [c]	11.03	23.07	5.00	21.52[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.32	4.67	7.31	7.32[d]
Ratio of net expenses to average net assets	1.75	1.71	1.75	.74[d]
Ratio of net investment (loss)
to average net assets	(1.09)	(1.27)	(1.36)	(.63)[d]
Portfolio Turnover Rate	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	193	347	260	243

[a] From March 31, 2003 (commencement of operations) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Select Midcap Growth Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as The Fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc." to "Advantage Funds, Inc." Previously, on March 15, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc."

Dreyfus Service Corporation (the "Distributor") a wholly-owned subsidiary of the Manager, is the distributor of The Fund's shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

22

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection wiith dividend reinvestment and permitted exchanges of Class B shares.

As of August 31, 2006, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 7,837 in Class A shares, 7,630 in Class B shares, 7,647 in Class C shares, 7,917 in Class R shares and 7,782 in Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.Investments in registered investment companies are valued at their NAV.When market quotations or official closing prices are

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example,a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is The Fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is

24

maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing The Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $30,281, undistributed capital gains $274,168 and unrealized appreciation $900,177.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005, were as follows: long-term capital gains $123,903 and $52,950, respectively.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $42,313 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .75% of the value of The Fund's average daily net assets and is payable monthly.

26

The Manager has undertaken from September 1, 2005 through August 31, 2007 that, if The Fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of The Fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $96,352 during the period ended August 31, 2006.

During the period ended August 31, 2006, the Distributor retained $1,490 and $12 from commissions earned on sales of The Fund's Class A and Class T shares, respectively, and $1,291 and $113 from CDSC on redemptions of The Fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2006, Class B, Class C and Class T shares were charged $6,547, $6,990 and $745, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B, Class C and Class T shares were charged $2,930, $2,182, $2,330 and $745, respectively, pursuant to the Shareholder Services Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $2,912 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $4,795 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,245, Rule 12b-1 distribution plan fees $1,166, shareholder services plan fees $689, custody fees $822, chief compliance officer fees $1,895 and transfer agency per account fees $361, which are offset against an expense reimbursement currently in effect in the amount of $9,110.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $2,283,896 and $2,615,242, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $2,626,496; accordingly, accumulated net unrealized appreciation on investments was $900,177, consisting of $944,270 gross unrealized appreciation and $44,093 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Select Midcap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Midcap Growth Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of The Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of The Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of The Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Midcap Growth Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.6810 per share as a long-term capital gain distribution paid on December 19, 2005.

30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF The Fund's MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of The Fund's Management Agreement for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Management Agreement with senior management of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Management Agreement. In determining to continue the Management Agreement, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed The Fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of The Fund's distribution channels.The Board members also reviewed the number of shareholder accounts in the fund, as well as The Fund's asset size.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered the Manager's research and portfolio management capabilities and the Manager's oversight of day-today fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of The Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed The Fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The Fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, The Fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted the fund was ranked in the second quintile of its performance group and performance universe for the one- and two-year periods, ended January 31, 2006.

In its review of The Fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among other things, that the Manager waived The Fund's management fee for the most recent fiscal year, and further noting that due to The Fund's

32

relatively small size, The Fund's actual total expense ratio slightly higher than the average and median expense ratio of expense group and expense universe.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager, to evaluate the appropriateness and reasonableness of The Fund's management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be realized through an adviser's reinvestment of money back into its business for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading The Fund's portfolio.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF The Fund's MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a FUND'S assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the fund was not profitable to the Manager for the time period reported.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the FUND'S Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations:

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate;
  The Board was satisfied with The Fund's overall performance;
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund; and

34

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of The Fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

36

Gloria Messinger (76)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers,
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 27
———————
Anne Wexler (76)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in The Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

38

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 39

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0600AR0806

Dreyfus Premier Midcap Value Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review and Approval
of the Fund's Management Agreement
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Midcap Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Midcap Value Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk.With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

David A. Daglio, Portfolio Manager

How did Dreyfus Premier Midcap Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced total returns of 4.87% for its Class A shares, 4.07% for its Class B shares, 4.08% for its Class C shares, 4.92% for its Class R shares and 4.81% for its Class T shares.1 In comparison, the fund's benchmark, the Russell Midcap Value Index, achieved a total return of 12.36% .2

While a strong U.S. economy helped drive the equity markets higher during the first half of the reporting period, returns in the second half were tempered by concerns regarding intensifying inflationary pressures and slower economic growth.We attribute the fund's relative underper-formance to the midcap market's apparent preference for stocks that demonstrated "price momentum," which generally are too expensively priced to qualify for our value-oriented investment approach.As a result, the fund maintained relatively light exposure to metals and capital goods companies, two of the market's better-performing sectors.

What is the fund's investment approach?

The fund's goal is to exceed the performance of the Russell Midcap Value Index.To pursue this goal, the fund normally invests at least 80% of its assets in stocks of midcap companies.The fund currently considers companies with market capitalizations that fall in the range of the capitalizations of the companies that comprise the S&P Midcap 400 Index or the Russell Midcap Index at the time of purchase to be midcap companies.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends, and look for value companies. A three-step screening process is used to select stocks:

  Value, quantitative screens track traditional measures such as price- to-earnings, price-to-book and price-to-sales ratios; these ratios are analyzed and compared against the market;

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

  Sound business fundamentals, a company's balance sheet and income data are examined to determine the company's financial history; and
  Positive business momentum, a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to midterm.

The fund typically sells a stock when it reaches our target price, is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

During the first half of the reporting period, midcap stocks posted generally attractive returns, driven by robust investor demand in a growing economy. However, by the spring of 2006, investors became worried that high energy prices and rising interest rates might put pressure on consumer spending, potentially choking off future economic growth.As a result, prices of midcap stocks began to fall during the second half of the reporting period.

While we were disappointed with the fund's results, we attribute much of its underperformance to our type of value-oriented investment style, which was out of favor during the reporting period. In a trend-following market, investors continued to buy stocks that already had performed well, enabling them to reach fuller valuations that did not meet our investment criteria. Indeed, our approach frequently leads us to stocks that recently have underperformed the averages but that, in our analysis, are fundamentally sound and poised for gains.We remain confident in the fund's long-term investment discipline, which we believe has proven its effectiveness over full business cycles.

The fund was particularly hurt by its lack of exposure to producers of industrial and precious metals, which rose on the strength of robust demand from China and India. Chemical stocks also disappointed, especially those that were slow to pass on rising raw materials costs to their

4

customers. In the financials sector, title insurance companies were hurt by a cooling housing market, and our stock selection strategy among credit card and disability insurance firms hindered the fund's returns.

The fund enjoyed better results from apparel retailers that cater to younger consumers and several discount retailers, which tend to enjoy steady customer demand during most phases of the economic cycle.A number of restaurants also fared well during the reporting period. Finally, in the energy sector, high oil and gas prices benefited the fund's exploration and production holdings.

What is the fund's current strategy?

As of the reporting period's end, we have continued to find value in the industrials sector, particularly among truck manufacturing companies and airlines.We also have found pockets of value in certain consumer-oriented industries, including homebuilders, retailers and restaurants. Conversely, we have identified fewer opportunities in the technology and materials sectors.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Midcap Value Fund Class A shares and the Russell Midcap Value Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows. The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Midcap Value Fund on 6/29/01 (inception date) to a $10,000 investment made in the Russell Midcap Value Index (the "Index") on that date. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. All dividends and capital gain distributions are reinvested. The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	6/29/01	(1.18)%	5.08%	3.70%
without sales charge	6/29/01	4.87%	6.33%	4.89%
Class B shares
with applicable redemption charge †	6/30/04	0.37%	—	6.12%
without redemption	6/30/04	4.07%	—	7.36%
Class C shares
with applicable redemption charge ††	6/30/04	3.16%	—	7.27%
without redemption	6/30/04	4.08%	—	7.27%
Class R shares	6/30/04	4.92%	—	7.45%
Class T shares
with applicable sales charge (4.5%)	6/30/04	0.12%	—	5.37%
without sales charge	6/30/04	4.81%	—	7.62%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
† † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Midcap Value Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.48	$ 10.85	$ 10.85	$ 6.24	$ 8.74
Ending value (after expenses)	$977.20	$973.90	$973.80	$981.20	$981.30

C O M P A R I N G Y O U R F U N D ' S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.63	$ 11.07	$ 11.07	$ 6.36	$ 8.89
Ending value (after expenses)	$1,017.64	$1,014.22	$1,014.22	$1,018.90	$1,016.38

† Expenses are equal to the fund's annualized expense ratio of 1.50% for Class A, 2.18% for Class B, 2.18% for Class C, 1.25% for Class R and 1.75% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—97.8%	Shares	Value ($)

Banking—3.9%
Hudson City Bancorp	34,894	455,716
North Fork Bancorporation	1,800	49,392
Whitney Holding	2,800	98,476
		603,584
Consumer Discretionary—10.3%
Best Buy	2,700	126,900
Chico's FAS	2,300 [a]	42,412
D.R. Horton	3,000	65,790
Federated Department Stores	4,100	155,718
Marvel Entertainment	17,400 [a]	373,056
OfficeMax	4,400	182,732
OSI Restaurant Partners	9,300	288,021
Pulte Homes	2,600	77,142
Rent-A-Center	3,300 [a]	89,430
Royal Caribbean Cruises	4,000	145,920
TJX Cos.	1,700	45,475
		1,592,596
Consumer Staples—8.6%
Cadbury Schweppes, ADR	7,500	320,775
Coca-Cola Enterprises	5,700	127,110
Del Monte Foods	20,700	229,770
Reynolds American	2,000	130,140
Safeway	6,600	204,138
Tyson Foods, Cl. A	22,000	324,060
		1,335,993
Energy—5.4%
CNX Gas	13,100 [a]	338,111
El Paso	16,200	235,224
Range Resources	6,900	193,062
Southwestern Energy	2,200 [a]	75,570
		841,967
Financial—22.2%
AmeriCredit	11,500 [a]	270,135
Annaly Mortgage Management	38,760	484,888
Capital One Financial	7,000	511,700
Equity Office Properties Trust	10,200	378,318

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Home Properties	6,300	358,344
HRPT Properties Trust	34,700	402,520
Investment Technology Group	6,200 [a]	286,502
Mack-Cali Realty	3,400	180,710
Nuveen Investments, Cl. A	3,600	171,864
Reckson Associates Realty	9,100	389,389
		3,434,370
Health Care—3.7%
Biogen Idec	350 [a]	15,449
Lincare Holdings	9,400 [a]	348,082
Omnicare	3,500	158,585
Thermo Electron	1,500 [a]	58,800
		580,916
Industrial—8.8%
ACE Aviation Holdings, Cl. A	10,900 [a]	294,375
Empresa Brasileira de Aeronautica
(Embraer), ADR	12,700	490,220
Navistar International	11,900 [a]	272,986
Steelcase, Cl. A	6,900	100,050
US Airways Group	4,700 [a]	198,575
		1,356,206
Information Technology—6.2%
Applied Materials	19,700	332,536
Ceridian	2,800 [a]	66,836
Compuware	6,100 [a]	46,360
Cypress Semiconductor	7,000 [a]	109,480
Novellus Systems	3,500 [a]	97,720
Zebra Technologies, Cl. A	8,900 [a]	301,176
		954,108
Insurance—7.9%
AMBAC Financial Group	6,420	555,908
Fidelity National Financial	2,000	80,460
Fidelity National Title Group, Cl. A	13,700	276,192
MBIA	2,650	163,319
PartnerRe	2,300	147,890
		1,223,769

10

Common Stocks (continued)	Shares	Value ($)

Materials—5.2%
Abitibi-Consolidated	36,200	97,740
Martin Marietta Materials	2,900	238,844
Owens-Illinois	31,300 [a]	474,508
		811,092
Utilities—15.6%
CMS Energy	31,400 [a]	459,696
Constellation Energy Group	10,100	606,909
Dominion Resources/VA	4,000	319,560
Entergy	7,800	605,670
Exelon	4,000	243,920
Questar	2,150	186,061
		2,421,816

Total Investments (cost $14,746,552)	97.8%	15,156,417
Cash and Receivables (Net)	2.2%	334,363
Net Assets	100.0%	15,490,780

ADR—American Depository Receipts [a] Non-income producing security.
Portfolio Summary †

	Value (%)		Value (%)

Financial	22.2	Information Technology	6.2
Utilities	15.6	Energy	5.4
Consumer Discretionary	10.3	Materials	5.2
Industrial	8.8	Banking	3.9
Consumer Staples	8.6	Health Care	3.7
Insurance	7.9		97.8

† Based on net assets. See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:	14,746,552	15,156,417
Cash		43,346
Receivable for investment securities sold		702,919
Dividends and interest receivable		21,344
Prepaid expenses		27,467
		15,951,493

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		12,872
Payable for investment securities purchased		366,723
Payable for shares of Common Stock redeemed		49,034
Accrued expenses		32,084
		460,713

Net Assets ($)		15,490,780

Composition of Net Assets ($):
Paid-in capital		13,603,760
Accumulated undistributed investment income—net		4,861
Accumulated net realized gain (loss) on investments		1,472,294
Accumulated net unrealized appreciation
(depreciation) on investments		409,865

Net Assets ($)		15,490,780

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	14,418,411	606,421	440,275	15,950	9,723
Shares Outstanding	1,085,598	46,464	33,806	1,221	741.407

Net Asset Value Per Share ($)	13.28	13.05	13.02	13.06	13.11

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $2,483 foreign taxes withheld at source):
Unaffiliated issuers	224,130
Affiliated issuers	6,266
Interest	6,489
Income from securities lending	2,830
Total Income	239,715
Expenses:
Management fee—Note 3(a)	125,458
Shareholder servicing costs—Note 3(c)	61,139
Registration fees	56,427
Audit fees	32,261
Custodian fees—Note 3(c)	12,352
Prospectus and shareholders' reports	9,191
Distribution fees—Note 3(b)	6,970
Directors' fees and expenses—Note 3(d)	675
Legal fees	367
Loan commitment fees—Note 2	3
Miscellaneous	6,222
Total Expenses	311,065
Less—reduction in management fee
due to undertaking—Note 3(a)	(53,028)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(179)
Net Expenses	257,858
Investment (Loss)—Net	(18,143)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,841,564
Net unrealized appreciation (depreciation) on investments	(1,010,861)
Net Realized and Unrealized Gain (Loss) on Investments	830,703
Net Increase in Net Assets Resulting from Operations	812,560

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment (loss)—net	(18,143)	(51,803)
Net realized gain (loss) on investments	1,841,564	2,031,962
Net unrealized appreciation
(depreciation) on investments	(1,010,861)	1,179,100
Net Increase (Decrease) in Net Assets
Resulting from Operations	812,560	3,159,259

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(1,785,052)	(1,132,318)
Class B shares	(47,578)	(11,614)
Class C shares	(50,331)	(4,006)
Class R shares	(1,093)	(67)
Class T shares	(1,260)	(1,932)
Total Dividends	(1,885,314)	(1,149,937)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	1,721,014	2,551,761
Class B shares	312,539	259,178
Class C shares	184,898	304,782
Class R shares	11,391	4,251
Class T shares	10,898	32,174
Dividends reinvested:
Class A shares	1,669,582	1,089,841
Class B shares	44,392	11,525
Class C shares	50,331	4,006
Class R shares	1,093	67
Class T shares	1,260	1,932
Cost of shares redeemed:
Class A shares	(4,577,380)	(4,929,564)
Class B shares	(62,302)	(54,281)
Class C shares	(101,649)	(1,945)
Class R shares	(1,594)	—
Class T shares	(33,042)	(4,729)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(768,569)	(731,002)
Total Increase (Decrease) in Net Assets	(1,841,323)	1,278,320

Net Assets ($):
Beginning of Period	17,332,103	16,053,783
End of Period	15,490,780	17,332,103
Undistributed investment income—net	4,861	912

14

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class Aa
Shares sold	125,646	189,929
Shares issued for dividends reinvested	129,325	81,027
Shares redeemed	(337,664)	(368,632)
Net Increase (Decrease) in Shares Outstanding	(82,693)	(97,676)

Class B [a]
Shares sold	23,227	19,013
Shares issued for dividends reinvested	3,482	860
Shares redeemed	(4,706)	(4,031)
Net Increase (Decrease) in Shares Outstanding	22,003	15,842

Class C
Shares sold	13,663	22,906
Shares issued for dividends reinvested	3,957	299
Shares redeemed	(7,800)	(154)
Net Increase (Decrease) in Shares Outstanding	9,820	23,051

Class R
Shares sold	857	325
Shares issued for dividends reinvested	86	5
Shares redeemed	(127)	—
Net Increase (Decrease) in Shares Outstanding	816	330

Class T
Shares sold	772	2,346
Shares issued for dividends reinvested	99	145
Shares redeemed	(2,350)	(345)
Net Increase (Decrease) in Shares Outstanding	(1,479)	2,146

[a] During the period ended August 31, 2006, 1,707 Class B shares representing $22,546 were automatically converted to 1,684 Class A shares and during the period ended August 31, 2005, there were no shares converted from Class B to Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

Class A Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	14.22	12.58	10.91	8.90	11.77
Investment Operations:
Investment (loss)—net [b]	(.01)	(.04)	(.04)	(.03)	(.08)
Net realized and unrealized
gain (loss) on investments	.66	2.59	1.71	2.04	(2.73)
Total from Investment Operations	.65	2.55	1.67	2.01	(2.81)
Distributions:
Dividends from investment income—net	—	—	—	—	(.01)
Dividends from net realized
gain on investments	(1.59)	(.91)	—	—	(.05)
Total Distributions	(1.59)	(.91)	—	—	(.06)
Net asset value, end of period	13.28	14.22	12.58	10.91	8.90

Total Return (%)	4.87[c]	20.67[c]	15.20[c]	22.70	(24.00)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.81	1.85	1.86	2.35	3.31
Ratio of net expenses
to average net assets	1.50	1.50	1.50	1.50	1.50
Ratio of net investment (loss)
to average net assets	(.07)	(.29)	(.31)	(.33)	(.74)
Portfolio Turnover Rate	162.03	122.57	154.39	159.07	146.66

Net Assets, end of period ($ x 1,000)	14,418	16,613	15,932	9,418	6,432

[a] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

16

	Year Ended August 31,

Class B Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.10	12.58	13.43
Investment Operations:
Investment (loss)—net [b]	(.10)	(.15)	(.02)
Net realized and unrealized
gain (loss) on investments	.64	2.58	(.83)
Total from Investment Operations	.54	2.43	(.85)
Distributions:
Dividends from net realized
gain on investments	(1.59)	(.91)	—
Net asset value, end of period	13.05	14.10	12.58

Total Return (%) [c]	4.07	19.67	(6.33)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.65	2.72	.62[d]
Ratio of net expenses to average net assets	2.25	2.34	.39[d]
Ratio of net investment (loss)
to average net assets	(.77)	(1.14)	(.17)[d]
Portfolio Turnover Rate	162.03	122.57	154.39

Net Assets, end of period ($ x 1,000)	606	345	108

[a] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,

Class C Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.07	12.56	13.43
Investment Operations:
Investment (loss)—net [b]	(.11)	(.15)	(.02)
Net realized and unrealized
gain (loss) on investments	.65	2.57	(.85)
Total from Investment Operations	.54	2.42	(.87)
Distributions:
Dividends from net realized
gain on investments	(1.59)	(.91)	—
Net asset value, end of period	13.02	14.07	12.56

Total Return (%) [c]	4.08	19.63	(6.48)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.71	2.76	.59[d]
Ratio of net expenses to average net assets	2.25	2.35	.39[d]
Ratio of net investment (loss)
to average net assets	(.79)	(1.15)	(.18)[d]
Portfolio Turnover Rate	162.03	122.57	154.39

Net Assets, end of period ($ x 1,000)	440	338	12

[a] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

	Year Ended August 31,

Class R Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.01	12.59	13.43
Investment Operations:
Investment income (loss)—net [b]	.03	(.25)	(.00)[c]
Net realized and unrealized
gain (loss) on investments	.61	2.58	(.84)
Total from Investment Operations	.64	2.33	(.84)
Distributions:
Dividends from net realized
gain on investments	(1.59)	(.91)	—
Net asset value, end of period	13.06	14.01	12.59

Total Return (%)	4.92	18.84	(6.26)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.20	3.47	.34[d]
Ratio of net expenses to average net assets	1.25	3.04	.21[d]
Ratio of net investment income
(loss) to average net assets	.24	(1.83)	(.03)[d]
Portfolio Turnover Rate	162.03	122.57	154.39

Net Assets, end of period ($ x 1,000)	16	6	1

[a] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,

Class T Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.07	12.58	13.43
Investment Operations:
Investment (loss)—net [b]	(.07)	(.10)	(.01)
Net realized and unrealized
gain (loss) on investments	.70	2.50	(.84)
Total from Investment Operations	.63	2.40	(.85)
Distributions:
Dividends from net realized
gain on investments	(1.59)	(.91)	—
Net asset value, end of period	13.11	14.07	12.58

Total Return (%) [c]	4.81	19.45	(6.33)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.63	2.35	.43[d]
Ratio of net expenses to average net assets	1.75	1.96	.30[d]
Ratio of net investment (loss)
to average net assets	(.50)	(.73)	(.12)[d]
Portfolio Turnover Rate	162.03	122.57	154.39

Net Assets, end of period ($ x 1,000)	10	31	1

[a] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Midcap Value Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers fourteen series,including the fund.The fund's investment objective is to exceed the performance of the Russell Midcap Value Index.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, serves as the fund's sub-investment adviser.

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc." to "Advantage Funds, Inc." Previously, on March 15, 2006 the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc."

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distrib- ution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the

22

Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

As of August 31, 2006, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 89 shares of Class B, Class C, Class R and Class T, respectively.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified insti-

24

tutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $452,575, undistributed capital gain $1,088,039 and unrealized appreciation $346,406.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: ordinary income $1,187,974 and $1,022,040 and long-term capital gains $697,340 and $127,897, respectively.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $22,092, decreased accumulated net realized gain (loss) on investments by $21,830 and decreased paid-in capital by $262. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2006, the fund did not borrow under the line of credit.

26

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Management Agreement ("Agreement") with Dreyfus, the Management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken, from September 1, 2005 through August 31, 2007, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses.The reduction in management fee, pursuant to the undertaking, amounted to $53,028 during the period ended August 31, 2006.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

During the period ended August 31, 2006, the Distributor retained $2,501 and $5 from commissions earned on sales of the fund's Class A and Class T shares, respectively, $719 and $221 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

the period ended August 31, 2006, Class B, Class C and Class T shares were charged $3,661, $3,267 and $42, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B, Class C and Class T shares were charged $39,439, $1,220, $1,089 and $42, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $11,785 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $12,352 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

28

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $9,790,Rule 12b-1 distribution plan fees $652,shareholder services plan fees $3,260, custodian fees $1,932, chief compliance officer fees $1,895 and transfer agency per account fees $1,577, which are offset against an expense reimbursement currently in effect in the amount of $6,234.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $26,610,754 and $29,255,020, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $14,810,011; accordingly, accumulated net unrealized appreciation on investments was $346,406, consisting of $1,135,745 gross unrealized appreciation and $789,339 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Midcap Value Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Midcap Value Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the Fund hereby designates $.5870 per share as a long-term capital gain distribution of the $1.5870 per share paid on December 21, 2005.Also the Fund hereby designates 11.12% of the ordinary dividends paid during the fiscal year ended August 31, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,697 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement and Sub-Investment Advisory Agreement (together, the "Agreements") with The Boston Company Asset Management, LLC (the "Sub-Adviser"), for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Agreements, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Agreements with senior management personnel of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Agreements. In determining to continue the Agreements, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of services provided to the fund by the Manager pursuant to the Management Agreement, and by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse

32

resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board also reviewed the number of shareholder accounts in the fund as well as the fund's asset size.

The Board members also considered the Manager's and Sub-Adviser's research and portfolio management capabilities and the Manager's oversight of other day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure, as well as the Manager's supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund's total return equaled or exceeded the average and median total return of the performance group and the performance universe for the one- and three-year periods ended January 31, 2006.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued) )

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among other things, that the fund's actual management fee was in the first quintile of its expense group and expense universe while the fund's actual total expense ratio was in the fourth quintile of the expense group and expense universe.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's and Sub-Adviser's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's or Sub-Adviser's performance, as the case may be, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager or Sub-Adviser, as applicable, to evaluate the appropriateness and reasonableness of the fund's management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit, and the dollar amount of expenses allocated and profit received by the Sub-Adviser.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect economies of scale for the benefit of fund shareholders.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with sharehold-

34

ers through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager and Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and reviewed the soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the fund was not profitable to the Manager for the time period reported.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Agreements. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and the Sub-Adviser are adequate and appropriate.
  The Board was satisfied with the fund's overall performance.
  The Board concluded that the fees paid by the fund to the Manager were reasonable in light of comparative performance and expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the advisory fee rates charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the fund's Agreements was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (76)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers,
Inc.
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 27
———————
Anne Wexler (76)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern-
ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

40

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0017AR0806

Dreyfus Premier Structured Large Cap Value Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval
of the Fund's Management Agreement
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Structured Large Cap Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Structured Large Cap Value Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view. The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk.With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Oliver Buckley, Portfolio Manager

How did Dreyfus Premier Structured Large Cap Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced total returns of 9.63% for Class A shares, 8.81% for Class B shares, 8.85% for Class C shares,9.88% for Class R shares and 9.31% for Class T shares.1 In comparison, the fund's benchmark, the Russell 1000 Value Index (the "Index"), provided a 13.96% total return for the same period.2

Although most stocks gained value over the full reporting period, investors increasingly turned to relatively defensive large-cap value stocks in the spring of 2006 as inflationary pressures intensified and economic growth began to slow.We attribute the fund's lagging relative performance to certain of the valuation factors considered by our quantitative security selection process, which proved to be less predictive of performance than momentum factors.

What is the fund's investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies included in the Russell 1000 Value Index at the time of purchase.The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.

We select stocks using a "bottom-up" structured approach that seeks to identify undervalued securities through a quantitative screening process. This process is driven by a proprietary quantitative model which uses over 40 factors to identify and rank stocks based on:

  Fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises;
  Relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models' overall stock universe;

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

  Future value, such as discounted present value methods;
  Long-term growth, based on measures that reflect changes in estimated long-term earnings growth over multiple time periods; and
  Additional factors, such as technical factors, trading by company insiders or share issuance/buyback data.

We select what we believe to be the most attractive of the top-ranked securities for the fund.We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a top-ranked security in order to remain fully invested. We attempt to maintain a neutral exposure to sectors relative to the Russell 1000 Value Index. Within each sector, we overweight the most attractive stocks and underweight or avoid the stocks that have been ranked least attractive.

What other factors influenced the fund's performance?

Although most stocks advanced in a relatively robust economic environment during the reporting period's first half, investors became more selective in the second half when renewed inflation concerns and signs of cooling economic growth emerged. As a result, investors increasingly turned to companies with track records of consistent earnings under a variety of economic conditions, traits which often characterize large-cap value stocks.

The fund participated in the market's strength to a substantial degree. However, the fund's relative performance was undermined by certain aspects of our security selection strategy. Most notably, momentum factors proved to be more effective in identifying investment opportunities than valuation factors during the reporting period.As a result, some of the stocks we identified as attractively valued underperformed the averages, while others that we de-emphasized on valuation concerns fared well.

For example, financial services giant JP Morgan Chase & Co. ranked as one of its sector's top performers for the reporting period, but the stock was too fully valued for our investment criteria. Conversely, regional bank National City Corp.'s relatively attractive valuation and sound business fundamentals qualified it as a fund holding, but the stock failed

4

to keep pace with sector averages. In the energy area, we overweighted attractively valued ConocoPhillips, which declined modestly, and underweighted Chevron, which rose despite a richer valuation. The disparity between momentum and valuation factors also hurt results in the technology sector.

Other market sectors provided better results. In the basic materials area, copper producer Phelps Dodge and steel manufacturer Nucor benefited from rising commodity prices and robust global demand. Diversified media companies News Corp. and The Walt Disney Co. achieved stronger earnings and greater stock gains than their peers. In the health care sector, pharmaceutical giant Merck & Co. rebounded from earlier product safety issues. Among consumer-oriented companies, tobacco producer Reynolds American rallied as litigation concerns eased.

What is the fund's current strategy?

We have continued to maintain a generally sector-neutral approach, which enables us to focus on our bottom-up security selection strategy in an effort to find strong businesses selling at discounts to their peers. Although some aspects of our quantitative approach may periodically fall out of favor, we remain confident in the effectiveness of our disciplined process over the long term.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Structured Large Cap Value Fund on 12/31/03 (inception date) to a $10,000 investment made in the Russell 1000 Value Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. The fund's performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	12/31/03	3.32%	9.24%
without sales charge	12/31/03	9.63%	11.68%
Class B shares
with applicable redemption charge †	12/31/03	4.81%	9.89%
without redemption	12/31/03	8.81%	10.84%
Class C shares
with applicable redemption charge ††	12/31/03	7.85%	10.84%
without redemption	12/31/03	8.85%	10.84%
Class R shares	12/31/03	9.88%	11.96%
Class T shares
with applicable sales charge (4.5%)	12/31/03	4.40%	9.47%
without sales charge	12/31/03	9.31%	11.38%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
† † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Large Cap Value Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.71	$ 11.55	$ 11.55	$ 6.43	$ 8.99
Ending value (after expenses)	$1,040.10	$1,036.20	$1,036.20	$1,041.40	$1,038.10

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.63	$ 11.42	$ 11.42	$ 6.36	$ 8.89
Ending value (after expenses)	$1,017.64	$1,013.86	$1,013.86	$1,018.90	$1,016.38

† Expenses are equal to the fund's annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C,1.25% for Class R and 1.75% for Class T, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—98.7%	Shares		Value ($)

Banking—11.1%
Comerica	300		17,175
Countrywide Financial	1,200		40,560
Huntington Bancshares/OH	400		9,568
KeyCorp	1,400		51,506
MGIC Investment	400		23,148
National City	1,800		62,244
SunTrust Banks	700		53,480
Wachovia	300		16,389
Washington Mutual	1,300		54,457
			328,527
Commercial & Professional Services—3.5%
AmerisourceBergen	1,000		44,160
Arrow Electronics	300	[a]	8,370
Ingram Micro, Cl. A	1,100	[a]	19,800
Manpower	500		29,555
			101,885
Communications—4.7%
AT & T	3,100		96,503
Verizon Communications	1,200		42,216
			138,719
Consumer Durables—1.2%
Black & Decker	300		22,092
Mattel	700		13,188
			35,280
Consumer Non-Durables—5.8%
Anheuser-Busch Cos.	200		9,876
Coca-Cola	200		8,962
Colgate-Palmolive	300		17,958
General Mills	900		48,807
McCormick & Co.	300		10,926
Pepsi Bottling Group	1,000		35,010
Reynolds American	600		39,042
			170,581

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Services—4.0%
News, Cl. A	2,600	49,478
Walt Disney	2,300	68,195
		117,673
Electronic Technology—2.8%
Northrop Grumman	900	60,129
Raytheon	500	23,605
		83,734
Energy Minerals—13.0%
Chevron	300	19,320
ConocoPhillips	1,500	95,145
Exxon Mobil	3,600	243,612
Unit	500 [a]	26,355
		384,432
Financial—24.5%
AMBAC Financial Group	400	34,636
Bank of America	3,400	174,998
CBL & Associates Properties	300	12,222
Chubb	200	10,032
Cincinnati Financial	540	25,196
CIT Group	600	27,036
Citigroup	1,700	83,895
Goldman Sachs Group	400	59,460
Host Hotels & Resorts	2,700	60,858
Lehman Brothers Holdings	1,100	70,191
MetLife	1,300	71,539
Morgan Stanley	500	32,895
Rayonier	300	11,850
Safeco	600	34,626
Torchmark	200	12,442
		721,876

10

Common Stocks (continued)	Shares	Value ($)

Health Technology—4.5%
King Pharmaceuticals	1,100 [a]	17,842
Merck & Co.	1,600	64,880
Pfizer	1,800	49,608
		132,330
Non-Energy Minerals—3.1%
Freeport-McMoRan Copper & Gold, Cl. B	500	29,105
Louisiana-Pacific	800	15,648
Nucor	800	39,096
Phelps Dodge	100	8,950
		92,799
Process Industries—.9%
Rohm & Haas	600	26,460
Producer Manufacturing—4.1%
Avery Dennison	500	30,970
Eaton	100	6,650
General Electric	2,400	81,744
		119,364
Retail Trade—2.4%
Family Dollar Stores	700	17,899
IAC/InterActiveCorp	300 [a]	8,544
Sears Holdings	200 [a]	28,822
Sherwin-Williams	300	15,492
		70,757
Technology Services—4.4%
Aetna	600	22,362
Caremark Rx	600	34,764
International Business Machines	900	72,873
		129,999
Transportation—3.3%
CSX	400	12,088
Norfolk Southern	1,100	47,003

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Transportation (continued)
Southwest Airlines	900	15,588
Tidewater	500	23,805
		98,484
Utilities—5.4%
Duke Energy	1,000	30,000
Edison International	200	8,728
Oneok	900	34,443
PG & E	1,400	58,702
PPL	800	27,976
		159,849

Total Investments (cost $2,547,536)	98.7%	2,912,749
Cash and Receivables (Net)	1.3%	38,964
Net Assets	100.0%	2,951,713

a Non-income producing security.

Portfolio Summary †

	Value (%)		Value (%)

Financial	24.5	Health Technology	4.5
Energy Minerals	13.0	Technology Services	4.4
Banking	11.1	Producer Manufacturing	4.1
Consumer Non-Durables	5.8	Consumer Services	4.0
Utilities	5.4	Other	17.2
Communications	4.7		98.7

† Based on net assets. See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	2,547,536	2,912,749
Cash		61,927
Dividends and interest receivable		8,079
Prepaid expenses		8,620
Due from The Dreyfus Corporation and affiliates—Note 3(c)		2,073
		2,993,448

Liabilities ($):
Payable for shares of Common Stock redeemed		4,759
Accrued expenses		36,976
		41,735

Net Assets ($)		2,951,713

Composition of Net Assets ($):
Paid-in capital		2,466,906
Accumulated undistributed investment income—net		20,370
Accumulated net realized gain (loss) on investments		99,224
Accumulated net unrealized appreciation
(depreciation) on investments		365,213

Net Assets ($)		2,951,713

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	569,298	637,836	651,147	559,865	533,567
Shares Outstanding	37,217	41,996	42,907	36,525	34,952

Net Asset Value Per Share ($)	15.30	15.19	15.18	15.33	15.27

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	70,040
Affiliated isuers	36
Interest	1,222
Income from securities lending	67
Total Income	71,365
Expenses:
Management fee—Note 3(a)	20,812
Registration fees	57,271
Professional fees	22,163
Distribution fees—Note 3(b)	10,332
Prospectus and shareholders' reports	10,036
Shareholder servicing costs—Note 3(c)	7,015
Custodian fees—Note 3(c)	2,982
Directors' fees and expenses—Note 3(d)	366
Miscellaneous	9,476
Total Expenses	140,453
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(89,779)
Net Expenses	50,674
Investment Income—Net	20,691

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	129,974
Net unrealized appreciation (depreciation) on investments	96,437
Net Realized and Unrealized Gain (Loss) on Investments	226,411
Net Increase in Net Assets Resulting from Operations	247,102

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment income—net	20,691	15,721
Net realized gain (loss) on investments	129,974	131,552
Net unrealized appreciation
(depreciation) on investments	96,437	223,211
Net Increase (Decrease) in Net Assets
Resulting from Operations	247,102	370,484

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(3,332)	(4,736)
Class B shares	—	(2,014)
Class C shares	(207)	(2,035)
Class R shares	(4,416)	(5,838)
Class T shares	(2,069)	(3,712)
Net realized gain on investments:
Class A shares	(29,032)	(7,840)
Class B shares	(32,263)	(8,810)
Class C shares	(35,431)	(8,596)
Class R shares	(28,357)	(7,859)
Class T shares	(28,041)	(7,840)
Total Dividends	(163,148)	(59,280)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	27,546	9,589
Class B shares	49,637	21,404
Class C shares	27,170	70,125
Class R shares	15,000	2,000

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2006	2005

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	31,790	12,576
Class B shares	28,649	9,632
Class C shares	30,283	9,771
Class R shares	32,773	13,697
Class T shares	30,110	11,552
Cost of shares redeemed:
Class A shares	(6,473)	(10,337)
Class B shares	(18,722)	(105)
Class C shares	(14,882)	(96)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	232,881	149,808
Total Increase (Decrease) in Net Assets	316,835	461,012

Net Assets ($):
Beginning of Period	2,634,878	2,173,866
End of Period	2,951,713	2,634,878
Undistributed investment income—net	20,370	9,878

16

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class A
Shares sold	1,867	644
Shares issued for dividends reinvested	2,236	909
Shares redeemed	(433)	(730)
Net Increase (Decrease) in Shares Outstanding	3,670	823

Class B
Shares sold	3,297	1,478
Shares issued for dividends reinvested	2,018	696
Shares redeemed	(1,272)	(7)
Net Increase (Decrease) in Shares Outstanding	4,043	2,167

Class C
Shares sold	1,866	4,846
Shares issued for dividends reinvested	2,134	706
Shares redeemed	(1,001)	(7)
Net Increase (Decrease) in Shares Outstanding	2,999	5,545

Class R
Shares sold	1,017	139
Shares issued for dividends reinvested	2,303	990
Net Increase (Decrease) in Shares Outstanding	3,320	1,129

Class T
Shares issued for dividends reinvested	2,117	835

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] From December 31, 2003 (commencement of operations) to August 31, 2004.
[b] Based on average shares outstanding at each month end .
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

		Year Ended August 31,

Class B Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.80	12.98	12.50
Investment Operations:
Investment income—net [b]	.05	.03	.01
Net realized and unrealized
gain (loss) on investments	1.19	2.10	.47
Total from Investment Operations	1.24	2.13	.48
Distributions:
Dividends from investment income—net	—	(.06)	—
Dividends from net realized gain on investments	(.85)	(.25)	—
Total Distributions	(.85)	(.31)	—
Net asset value, end of period	15.19	14.80	12.98

Total Return (%) [c]	8.81	16.50	3.84[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.49	5.71	7.84[d]
Ratio of net expenses to average net assets	2.25	2.23	1.51[d]
Ratio of net investment income
to average net assets	.32	.21	.11[d]
Portfolio Turnover Rate	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	638	562	465

[a] From December 31, 2003 (commencement of operations) to August 31, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.79	12.98	12.50
Investment Operations:
Investment income—net [b]	.05	.03	.01
Net realized and unrealized
gain (loss) on investments	1.20	2.09	.47
Total from Investment Operations	1.25	2.12	.48
Distributions:
Dividends from investment income—net	(.01)	(.06)	—
Dividends from net realized gain on investments	(.85)	(.25)	—
Total Distributions	(.86)	(.31)	—
Net asset value, end of period	15.18	14.79	12.98

Total Return (%) [c]	8.85	16.44	3.84[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.51	5.71	7.83[d]
Ratio of net expenses to average net assets	2.25	2.24	1.51[d]
Ratio of net investment income
to average net assets	.32	.20	.11[d]
Portfolio Turnover Rate	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	651	590	446

[a] From December 31, 2003 (commencement of operations) to August 31, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

		Year Ended August 31,

Class R Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.92	13.07	12.50
Investment Operations:
Investment income—net [b]	.20	.17	.10
Net realized and unrealized
gain (loss) on investments	1.19	2.11	.47
Total from Investment Operations	1.39	2.28	.57
Distributions:
Dividends from investment income—net	(.13)	(.18)	—
Dividends from net realized gain on investments	(.85)	(.25)	—
Total Distributions	(.98)	(.43)	—
Net asset value, end of period	15.33	14.92	13.07

Total Return (%)	9.88	17.68	4.56[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.46	4.70	7.15[c]
Ratio of net expenses to average net assets	1.25	1.22	.84[c]
Ratio of net investment income
to average net assets	1.32	1.22	.78[c]
Portfolio Turnover Rate	85.08	82.50	57.46[c]

Net Assets, end of period ($ x 1,000)	560	495	419

[a] From December 31, 2003 (commencement of operations) to August 31, 2004. [b] Based on average shares outstanding at each month end. [c] Not annualized. See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class T Shares	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	14.86	13.03	12.50
Investment Operations:
Investment income—net [b]	.12	.10	.06
Net realized and unrealized
gain (loss) on investments	1.20	2.10	.47
Total from Investment Operations	1.32	2.20	.53
Distributions:
Dividends from investment income—net	(.06)	(.12)	—
Dividends from net realized gain on investments	(.85)	(.25)	—
Total Distributions	(.91)	(.37)	—
Net asset value, end of period	15.27	14.86	13.03

Total Return (%) [c]	9.31	17.02	4.24[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.96	5.20	7.49[d]
Ratio of net expenses to average net assets	1.75	1.71	1.17[d]
Ratio of net investment income
to average net assets	.82	.72	.44[d]
Portfolio Turnover Rate	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	534	488	417

[a] From December 31, 2003 (commencement of operations) to August 31, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

Dreyfus Premier Structured Large Cap Value Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers fourteen series, including the fund.The fund's investment objective is long-term capital growth.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Franklin Portfolio Associates, LLC ("Franklin Portfolio"), an affiliate of Dreyfus, serves as the fund's sub-investment adviser.

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc." to "Advantage Funds, Inc." Previously, on March 15, 2006 the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc."

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the

24

Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

As of August 31, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 35,112 Class A shares, 34,662 Class B shares, 34,681 Class C shares, 35,275 Class R shares and 34,952 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices,

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

26

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $36,203, undistributed capital gains $83,931 and unrealized appreciation $364,673.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: ordinary income $79,342 and $59,035, and long-term capital gains $83,806 and $245, respectively.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $175, increased accumulated net realized gain (loss) on investments by $292 and decreased paid-in capital by $117. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is

28

charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2006, the fund did not borrow under the line of credit.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Management Agreement ("Agreement") with Dreyfus, the Management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2005 through August 31, 2007 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $89,779 during the period ended August 31, 2006.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

During the period ended August 31, 2006, the Distributor retained $31 from commissions earned on sales of the fund's Class A shares and $196 and $2 from CDSC on redemptions of the fund's Class B shares and Class C shares, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2006, Class B, Class C and Class T shares were charged $4,329, $4,730 and $1,273, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B, Class C and Class T shares were charged $1,337, $1,443, $1,576 and $1,273, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $794 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $2,982 pursuant to the custody agreement.

30

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,851, Rule 12b-1 distribution plan fees $919, shareholder services plan fees $502, chief compliance officer fees $1,895 and transfer agency per account fees $80 which are offset against an expense reimbursement currently in effect in the amount of $7,320.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $2,374,240 and $2,354,362, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $2,548,076; accordingly, accumulated net unrealized appreciation on investments was $364,673, consisting of $399,257 gross unrealized appreciation and $34,584 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Structured Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Structured Large Cap Value Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Large Cap Value Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.4674 per share as a long-term capital gain distribution paid on December 8, 2005. Also the fund hereby designates 69.65% of the ordinary dividends paid during the fiscal year ended August 31, 2006 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,916 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement and Sub-Investment Advisory Agreement (together, the "Agreements") with Franklin Portfolio Associates, LLC (the "Sub-Adviser"), for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Agreements, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Agreements with senior management personnel of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Agreements. In determining to continue the Agreements, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of services provided to the fund by the Manager pursuant to the Management Agreement, and by the Sub-Adviser pursuant to the Sub-Advisory Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the

34

Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund as well as the fund's asset size.

The Board members also considered the Manager's and Sub-Adviser's research and portfolio management capabilities and the Manager's oversight of other day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure, as well as the Manager's supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund was ranked in the fourth quintile among its performance group and performance universe for the one-year period ended January 31, 2006.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board further noted that the fund was ranked in the third and second quintile of its performance group and performance universe, respectively, for the two-year period ended January 31, 2006.

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among other things, that the fund's actual management fee was lower than the average and median of the expense group and that the fund's actual total expense ratio was slightly higher than the average and median of its expense group and expense universe, due in large part to the fund's small size.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's and Sub-Adviser's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's or Sub-Adviser's performance, as the case may be, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager or Sub-Adviser, as applicable, to evaluate the appropriateness and reasonableness of the fund's management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit, and the dollar amount of expenses allocated and profit received by the Sub-Adviser.The Board members evaluated the

36

analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect economies of scale for the benefit of fund shareholders.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager and Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and reviewed the soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the fund was not profitable to the Manager for the time period reported.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Agreements. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the services provided by the Manager and the Sub-Adviser are adequate and appropriate;
  The Board was satisfied with the fund's overall performance;

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)
  The Board concluded that the fees paid by the fund to the Manager were reasonable in light of comparative performance and expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund;
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the advisory fee rates charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund; and

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the fund's Agreements was in the best interests of the fund and its shareholders.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (76) Board Member (1993)

Principal Occupation During Past 5 Years:

• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc. • Consultant in Intellectual Property

Other Board Memberships and Affiliations:

• Theater for a New Audience, Inc., Director • Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 27

———————

Anne Wexler (76) Board Member (1996)

Principal Occupation During Past 5 Years:

• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs

Other Board Memberships and Affiliations:

• Wilshire Mutual Funds (5 funds), Director

• Methanex Corporation, a methanol producing company, Director • Member of the Council of Foreign Relations • Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 36

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

42

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0134AR0806

Dreyfus Premier Small Company Growth Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Information About the Review and Approval
of the Fund's Management Agreement
40	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Small Company Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Small Company Growth Fund,covering the 12-month period from September

1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view. The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk. With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Randy Watts, Portfolio Manager

How did Dreyfus Premier Small Company Growth Fund perform relative to its benchmark?

During the 12-month period ended August 31, 2006, the fund produced total returns of 6.50% for Class A shares, 5.78% for Class B shares, 5.78% for Class C shares, 6.80% for Class R shares and 6.43% for Class T shares.1 In comparison, the Russell 2000 Growth Index, the fund's benchmark, produced a 6.00% total return for the same period.2

A growing U.S. economy and generally strong business conditions helped small-cap growth stocks post relatively solid gains for the reporting period overall. The fund produced returns in line with its benchmark, primarily due to the success of our security selection strategy across a broad array of industry groups.

What is the fund's investment approach?

The fund seeks long-term capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of small companies. The fund invests in growth companies that the manager believes have solid market positions, visionary leadership and reasonable financial strength.The fund may also invest up to 35% of its assets in foreign companies.

The fund's strategy combines market economics with fundamental research.The portfolio manager begins by assessing current economic conditions and forecasting economic expectations. Each industry sector of the Russell 2000 Growth Index is examined to determine the sector's market-capitalized weighting and to estimate the performance of the sector relative to the index as a whole.A balance is determined for the fund, giving greater relative weight to sectors that are expected to outperform the overall market.

The fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

or there are deteriorating fundamentals, such as the loss of competitive advantage, a failure in management execution or deteriorating capital structure.The fund also may sell stocks when the manager's valuation of a sector has changed.

What other factors influenced the fund's performance?

Over the first half of the reporting period, and as they had for several years, a robust economic environment and low inflation helped small-cap stocks post generally higher returns than their large-cap counterparts. However, market conditions appeared to change during the second half of the reporting period as economic growth moderated and inflationary pressures seemed to intensify. As a result, investors began to favor larger stocks over smaller ones.

Despite this shift in investor sentiment, the fund's holdings continued to produce relatively attractive returns.We had positioned the fund for the changing economy by avoiding companies that we believed would be hurt by the impact of rising interest rates and higher energy prices on consumer spending. In addition, we focused more intently on valuations in an effort to avoid overpaying for growth. These strategies helped protect the fund from the full brunt of market volatility during the spring and fall of 2006.

The fund achieved particularly strong results in the energy sector, where energy services companies W-H Energy Services and Dril-Quip benefited from resurgent oil and gas prices. However, the fund's top individual performers represented a relatively wide variety of industry groups. For example, in the industrials area, Huron Consulting Group gained value as demand for its business services increased from Fortune 1000 companies seeking help in complying with U.S. regulators' complex financial reporting requirements. Similar forces helped support the growth of technology company FileNet, which provides electronic content management services to corporations. FileNet received a buy-out offer during the reporting period from International Business Machines, boosting its value.The trend toward outsourcing also helped

4

drive gains for drug development services provider Covance, which conducts drug research for large pharmaceutical companies, and Corrections Corp. of America, which operates prisons for various states and municipalities.

On the other hand, some of the fund's more disappointing positions for the reporting period included apparel retailer Jos. A. Bank Clothiers, which suffered as consumer spending moderated. Among media companies, traditional publishers such as Playboy Enterprises were hurt by higher printing costs and competition for advertising dollars from online competitors. In fact, any weakness resulting from the fund's traditional media holdings was more than offset by better performance from its positions in businesses, such as 24/7 Real Media,ValueClick and Lin TV, that help companies advertise on the Internet.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
A significant portion of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.Total returns are calculated on a month-end basis.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Company Growth Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Growth Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
A significant portion of the fund's recent performance is attributable to positive returns from its initial public offering
(IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of
Dreyfus Premier Small Company Growth Fund on 6/28/02 (inception date) to a $10,000 investment made in the
Russell 2000 Growth Index (the "Index") on that date. For comparative purposes, the value of the Index on 6/30/02 is used as the beginning value on 6/28/02. All dividends and capital gain distributions are reinvested.
The fund's performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	6/28/02	0.39%	9.63%
without sales charge	6/28/02	6.50%	11.19%
Class B shares
with applicable redemption charge †	6/28/02	1.78%	10.07%
without redemption	6/28/02	5.78%	10.42%
Class C shares
with applicable redemption charge ††	6/28/02	4.78%	10.42%
without redemption	6/28/02	5.78%	10.42%
Class R shares	6/28/02	6.80%	11.61%
Class T shares
with applicable sales charge (4.5%)	6/28/02	1.66%	9.79%
without sales charge	6/28/02	6.43%	11.01%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
† † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Company Growth Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.26	$ 11.99	$ 11.99	$ 6.96	$ 9.52
Ending value (after expenses)	$985.20	$982.60	$982.60	$986.90	$988.70

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.39	$ 12.18	$ 12.18	$ 7.07	$ 9.65
Ending value (after expenses)	$1,016.89	$1,013.11	$1,013.11	$1,018.20	$1,015.63

† Expenses are equal to the fund's annualized expense ratio of 1.65% for Class A, 2.40% for Class B, 2.40% for Class C, 1.39% for Class R and 1.90% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—99.2%	Shares		Value ($)

Consumer Discretionary—10.9%
bebe Stores	1,800		40,104
Bright Horizons Family Solutions	2,340	[a]	93,366
California Pizza Kitchen	2,380	[a]	67,973
Casual Male Retail Group	4,270	[a]	48,037
Hibbett Sporting Goods	2,630	[a]	64,514
LIN TV, Cl. A	3,910	[a]	28,543
Lions Gate Entertainment	9,470	[a]	87,219
Penn National Gaming	1,820	[a]	60,278
Red Robin Gourmet Burgers	1,144	[a]	48,288
Ruth's Chris Steak House	4,200		83,496
Steiner Leisure	2,060	[a]	79,269
Texas Roadhouse, Cl. A	4,300	[a]	51,944
Tractor Supply	880	[a]	37,470
Tween Brands	1,010	[a]	34,401
VistaPrint	1,620		39,739
			864,641
Consumer Staples—4.6%
Boston Beer, Cl. A	1,490	[a]	47,859
Hain Celestial Group	1,640	[a]	38,622
Herbalife	2,570	[a]	83,962
Inter Parfums	3,740		60,700
Rite Aid	14,780	[a,b]	64,145
Ruddick	400		10,316
USANA Health Sciences	1,410	[a,b]	63,111
			368,715
Energy—7.2%
Arena Resources	1,560	[a]	60,216
Complete Production Services	1,760		39,072
Dril-Quip	500	[a]	38,395
Foundation Coal Holdings	950		34,124
GeoMet	2,890		31,068
Global Industries	2,260	[a]	40,499
Hanover Compressor	3,180	[a]	59,848

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Lufkin Industries	640	40,320
Oil States International	2,490 [a]	79,580
Penn Virginia	1,130	80,219
W-H Energy Services	1,460 [a]	73,686
		577,027
Exchange Traded Funds—2.3%
iShares Russell 2000 Growth Index Fund	2,530 [b]	182,286
Financial—7.4%
Arch Capital Group	810 [a]	48,276
Berkshire Hills Bancorp	600	22,392
CapitalSource	2,400	58,320
Capitol Bancorp	940	39,640
Colonial BancGroup	2,320	56,817
Cullen/Frost Bankers	370	21,815
Dollar Financial	1,990 [a]	37,989
Financial Institutions	900	22,482
First Cash Financial Services	1,290 [a]	26,871
First Marblehead	790 [b]	41,475
First Midwest Bancorp/IL	1,640	61,254
Montpelier Re Holdings	2,440	44,042
Nara Bancorp	1,300	24,050
Portfolio Recovery Associates	1,860 [a]	73,879
Umpqua Holdings	200	5,474
		584,776
Health Care—22.0%
Adams Respiratory Therapeutics	880	35,904
Alkermes	2,300 [a]	37,605
Applera—Celera Genomics Group	2,390 [a]	33,269
Array BioPharma	3,080 [a]	26,118
ArthroCare	1,400 [a]	63,854
Community Health Systems	1,450 [a]	56,202
Conor Medsystems	1,400 [a]	37,800
Covance	1,190 [a]	74,815
Cytyc	2,530 [a]	60,442
DJO	1,080 [a]	41,656

10

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Eclipsys	1,700 [a]	29,070
Emdeon	6,170 [a]	73,114
Enzon Pharmaceuticals	4,730 [a]	38,691
Fisher Scientific International	1,210 [a]	94,658
FoxHollow Technologies	1,750 [a]	54,827
Haemonetics/Mass	1,270 [a]	59,157
Integra LifeSciences Holdings	1,510 [a]	58,075
InterMune	3,530 [a,b]	60,857
Medarex	3,090 [a]	33,187
Merit Medical Systems	2,930 [a]	41,079
Natus Medical	4,370 [a]	57,160
Nektar Therapeutics	3,850 [a,b]	67,452
PDL BioPharma	1,360 [a,b]	26,792
Pediatrix Medical Group	880 [a]	40,304
PerkinElmer	3,060	56,396
Respironics	3,850 [a]	142,103
Rigel Pharmaceuticals	3,370 [a]	33,430
Symbion	300 [a]	6,936
Thoratec	2,680 [a]	39,289
Triad Hospitals	820 [a]	36,129
VCA Antech	1,880 [a]	66,590
Vertex Pharmaceuticals	860 [a]	29,627
VIASYS Healthcare	2,960 [a]	78,499
WellCare Health Plans	720 [a]	40,378
ZymoGenetics	810 [a]	15,665
		1,747,130
Industrial—19.3%
Alaska Air Group	2,110 [a]	79,906
Bucyrus International, Cl. A	940	48,532
Central Parking	2,450	40,768
CIRCOR International	1,420	40,740
Copart	1,520 [a]	42,666
FTI Consulting	1,800 [a]	40,212
Global Cash Access	3,360	51,845
Hub Group, Cl. A	4,700 [a]	109,510

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Huron Consulting Group	1,100 [a]	41,536
Interline Brands	2,580 [a]	64,603
Landstar System	1,940	82,838
MSC Industrial Direct, Cl. A	1,350	53,136
Mueller Water Products, Cl. A	2,600	44,200
Navigant Consulting	2,850 [a]	56,116
Pacer International	3,030	83,416
Quanta Services	5,330 [a]	94,501
Robbins & Myers	2,800	80,640
School Specialty	1,990 [a]	71,103
Stericycle	480 [a]	32,011
Team	1,550 [a]	37,231
UAP Holding	3,050	63,531
Wabtec	2,000	56,420
Washington Group International	2,260	133,815
West	1,870 [a]	90,097
		1,539,373
Information Technology—21.5%
24/7 Real Media	12,620 [a]	114,590
AMIS Holdings	8,680 [a]	79,075
Ariba	4,781 [a]	39,587
Arris Group	4,910 [a]	56,269
Art Technology Group	21,930 [a]	60,088
BEA Systems	2,920 [a]	40,092
Brocade Communications Systems	9,310 [a]	57,722
Cirrus Logic	4,120 [a]	30,158
Cymer	1,340 [a]	55,141
DSP Group	1,650 [a]	40,375
Exar	3,010 [a]	42,080
Forrester Research	1,640 [a]	48,413
Informatica	3,100 [a]	45,384
Knot	3,400 [a]	59,228
ManTech International, Cl. A	2,020 [a]	61,489
Micrel	3,750 [a]	37,575
NIC	6,400 [a]	33,472

12

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Online Resources	3,680 [a]	39,118
Palm	3,640 [a]	52,998
Polycom	3,080 [a]	73,273
Progress Software	1,000 [a]	25,320
Rackable Systems	810 [a]	22,486
Radyne	4,740 [a]	57,923
Rudolph Technologies	3,610 [a]	64,619
SMART Modular Technologies	3,800 [a]	37,620
Supertex	1,750 [a]	61,897
Tektronix	1,850	52,429
Tessera Technologies	1,220 [a]	40,138
THQ	2,200 [a]	56,760
Ultimate Software Group	1,890 [a]	42,714
ValueClick	2,610 [a]	46,066
VeriSign	2,480 [a]	50,195
Wright Express	3,220 [a]	86,618
		1,710,912
Materials—3.2%
Hecla Mining	7,770 [a,b]	50,583
IAMGOLD	4,800	52,704
Kinross Gold	6,030 [a]	84,541
Pan American Silver	2,020 [a]	45,814
Stillwater Mining	2,240 [a]	21,123
		254,765
Utilities—.8%
ITC Holdings	1,860	63,370
Total Common Stocks
(cost $7,294,688)		7,892,995

Other Investment—.6%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $51,000)	51,000 [c]	51,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—7.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $574,430)	574,430 [c]	574,430

Total Investments (cost $7,920,118)	107.0%	8,518,425
Liabilities, Less Cash and Receivables	(7.0%)	(558,018)
Net Assets	100.0%	7,960,407

[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At August 31, 2006 the total market value of the fund's securities on loan is $546,523 and the total market value of the collateral held by the fund is $580,316 consisting of cash collateral of $574,430 and U.S. Government and agency securities valued at $5,886.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Health Care	22.0	Energy	7.2
Information Technology	21.5	Consumer Staples	4.6
Industrial	19.3	Materials	3.2
Consumer Discretionary	10.9	Exchange Traded Funds	2.3
Money Market Investments	7.8	Utilities	.8
Financial	7.4		107.0

† Based on net assets. See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $546,523)—Note 1(b):
Unaffiliated issuers	7,294,688	7,892,995
Affiliated issuers	625,430	625,430
Cash		28,084
Receivable for investment securities sold		108,476
Receivable for shares of Common Stock subscribed		42,504
Dividends and interest receivable		2,723
Prepaid expenses		30,418
		8,730,630

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		16,819
Liability for securities on loan—Note 1(b)		574,430
Payable for shares of Common Stock redeemed		72,001
Payable for investment securities purchased		68,065
Accrued expenses		38,908
		770,223

Net Assets ($)		7,960,407

Composition of Net Assets ($):
Paid-in capital		6,960,274
Accumulated net realized gain (loss) on investments		401,826
Accumulated net unrealized appreciation
(depreciation) on investments		598,307

Net Assets ($)		7,960,407

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	6,265,456	583,473	884,631	152,775	74,072
Shares Outstanding	336,898	32,334	49,022	8,077	4,011

Net Asset Value Per Share ($)	18.60	18.05	18.05	18.91	18.47

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $13 foreign taxes withheld at source):
Unaffiliated issuers	27,206
Affiliated issuers	4,262
Income on securities lending	7,263
Interest	4,661
Total Income	43,392
Expenses:
Management fee—Note 3(a)	55,709
Registration fees	56,062
Professional fees	36,229
Custodian fees—Note 3(c)	25,798
Shareholder servicing costs—Note 3(c)	24,071
Prospectus and shareholders' reports	11,186
Distribution fees—Note 3(b)	8,981
Directors' fees and expenses—Note 3(d)	484
Interest expense—Note 2	69
Miscellaneous	7,913
Total Expenses	226,502
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(115,447)
Less—reduction in custody fees
due to earning credits—Note 1(b)	(323)
Net Expenses	110,732
Investment (Loss)—Net	(67,340)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	542,335
Net unrealized appreciation (depreciation) on investments	(158,776)
Net Realized and Unrealized Gain (Loss) on Investments	383,559
Net Increase in Net Assets Resulting from Operations	316,219

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment (loss)—net	(67,340)	(51,358)
Net realized gain (loss) on investments	542,335	240,291
Net unrealized appreciation
(depreciation) on investments	(158,776)	631,112
Net Increase (Decrease) in Net Assets
Resulting from Operations	316,219	820,045

Dividends to Shareholders from ($):
From net realized gain on investments:
Class A shares	(181,282)	(4,635)
Class B shares	(19,383)	(883)
Class C shares	(26,755)	(820)
Class R shares	(1,136)	(454)
Class T shares	(4,464)	(471)
Total Dividends	(233,020)	(7,263)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	4,825,862	2,591,594
Class B shares	271,478	243,661
Class C shares	675,707	202,970
Class R shares	153,567	6,419
Class T shares	40,268	83,464
Dividends reinvested:
Class A shares	175,502	4,538
Class B shares	15,655	774
Class C shares	13,495	712
Class R shares	1,136	454
Class T shares	722	452
Cost of shares redeemed:
Class A shares	(1,891,903)	(1,749,292)
Class B shares	(98,812)	(393,621)
Class C shares	(197,707)	(285,710)
Class R shares	(13,390)	(274,296)
Class T shares	(54,987)	(275,390)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	3,916,593	156,729
Total Increase (Decrease) in Net Assets	3,999,792	969,511

Net Assets ($):
Beginning of Period	3,960,615	2,991,104
End of Period	7,960,407	3,960,615
Undistributed investment income—net	—	625

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class Aa
Shares sold	259,581	155,807
Shares issued for dividends reinvested	9,865	271
Shares redeemed	(102,085)	(105,038)
Net Increase (Decrease) in Shares Outstanding	167,361	51,040

Class B [a]
Shares sold	14,857	15,035
Shares issued for dividends reinvested	902	47
Shares redeemed	(5,227)	(24,005)
Net Increase (Decrease) in Shares Outstanding	10,532	(8,923)

Class C
Shares sold	37,797	12,303
Shares issued for dividends reinvested	777	43
Shares redeemed	(11,100)	(17,243)
Net Increase (Decrease) in Shares Outstanding	27,474	(4,897)

Class R
Shares sold	8,138	383
Shares issued for dividends reinvested	63	27
Shares redeemed	(714)	(16,026)
Net Increase (Decrease) in Shares Outstanding	7,487	(15,616)

Class T
Shares sold	2,208	4,985
Shares issued for dividends reinvested	41	27
Shares redeemed	(2,907)	(16,343)
Net Increase (Decrease) in Shares Outstanding	(658)	(11,331)

[a] During the period ended August 31, 2006, 3,040 Class B shares representing $57,469, were automatically converted to 2,956 Class A shares and during the period ended August 31, 2005, 2,172 Class B shares representing $37,417, were automatically converted to 2,130 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

Class A Shares	2006	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	18.24	14.44	13.25	10.51	12.50
Investment Operations:
Investment (loss)—net [b]	(.18)	(.17)	(.21)	(.13)	(.02)
Net realized and unrealized
gain (loss) on investments	1.33	4.00	1.40	2.87	(1.97)
Total from Investment Operations	1.15	3.83	1.19	2.74	(1.99)
Distributions:
Dividends from net realized
gain on investments	(.79)	(.03)	—	—	—
Net asset value, end of period	18.60	18.24	14.44	13.25	10.51

Total Return (%) [c]	6.50	26.00	9.35	26.05	(15.77)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.48	4.45	6.60	15.80	4.47[d]
Ratio of net expenses
to average net assets	1.65	1.64	1.65	1.65	.29[d]
Ratio of net investment (loss)
to average net assets	(.95)	(1.01)	(1.28)	(1.19)	(.21)[d]
Portfolio Turnover Rate	232.34	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	6,265	3,092	1,711	287	261

[a] From June 28, 2002 (commencement of operations) to August 31, 2002.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class B Shares	2006	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	17.84	14.23	13.15	10.50	12.50
Investment Operations:
Investment (loss)—net [b]	(.30)	(.29)	(.30)	(.20)	(.04)
Net realized and unrealized
gain (loss) on investments	1.30	3.93	1.38	2.85	(1.96)
Total from Investment Operations	1.00	3.64	1.08	2.65	(2.00)
Distributions:
Dividends from net realized
gain on investments	(.79)	(.03)	—	—	—
Net asset value, end of period	18.05	17.84	14.23	13.15	10.50

Total Return (%) [c]	5.78	25.06	8.59	25.33	(15.93)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	4.35	5.17	8.49	16.42	4.51[d]
Ratio of net expenses
to average net assets	2.40	2.40	2.40	2.40	.43[d]
Ratio of net investment (loss)
to average net assets	(1.69)	(1.82)	(2.07)	(1.91)	(.34)[d]
Portfolio Turnover Rate	232.34	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	583	389	437	262	172

[a] From June 28, 2002 (commencement of operations) to August 31, 2002.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

20

		Year Ended August 31,

Class C Shares	2006	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	17.84	14.23	13.15	10.50	12.50
Investment Operations:
Investment (loss)—net [b]	(.31)	(.29)	(.30)	(.20)	(.04)
Net realized and unrealized
gain (loss) on investments	1.31	3.93	1.38	2.85	(1.96)
Total from Investment Operations	1.00	3.64	1.08	2.65	(2.00)
Distributions:
Dividends from net realized
gain on investments	(.79)	(.03)	—	—	—
Net asset value, end of period	18.05	17.84	14.23	13.15	10.50

Total Return (%) [c]	5.78	25.06	8.59	25.33	(15.93)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	4.39	5.20	8.57	16.50	4.49[d]
Ratio of net expenses
to average net assets	2.40	2.40	2.40	2.40	.43[d]
Ratio of net investment (loss)
to average net assets	(1.69)	(1.81)	(2.07)	(1.91)	(.34)[d]
Portfolio Turnover Rate	232.34	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	885	384	376	238	168

[a] From June 28, 2002 (commencement of operations) to August 31, 2002.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class R Shares	2006	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	18.48	14.56	13.31	10.52	12.50
Investment Operations:
Investment (loss)—net [b]	(.14)	(.12)	(.14)	(.10)	(.02)
Net realized and unrealized
gain (loss) on investments	1.36	4.07	1.39	2.89	(1.96)
Total from Investment Operations	1.22	3.95	1.25	2.79	(1.98)
Distributions:
Dividends from net realized
gain on investments	(.79)	(.03)	—	—	—
Net asset value, end of period	18.91	18.48	14.56	13.31	10.52

Total Return (%)	6.80	26.61	9.76	26.62	(15.77)[c,d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.08	4.03	7.72	15.51	4.32[c]
Ratio of net expenses
to average net assets	1.39	1.28	1.40	1.40	.25[c]
Ratio of net investment (loss)
to average net assets	(.72)	(.77)	(1.08)	(.91)	(.16)[c]
Portfolio Turnover Rate	232.34	253.34	236.76	279.61	14.72[c]

Net Assets, end of period ($ X 1,000)	153	11	236	213	168

[a] From June 28, 2002 (commencement of operations) to August 31, 2002.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

22

		Year Ended August 31,

Class T Shares	2006	2005	2004	2003	2002[a]

Per Share Data ($):
Net asset value, beginning of period	18.13	14.40	13.23	10.51	12.50
Investment Operations:
Investment (loss)—net [b]	(.22)	(.23)	(.22)	(.15)	(.03)
Net realized and unrealized
gain (loss) on investments	1.35	3.99	1.39	2.87	(1.96)
Total from Investment Operations	1.13	3.76	1.17	2.72	(1.99)
Distributions:
Dividends from net realized
gain on investments	(.79)	(.03)	—	—	—
Net asset value, end of period	18.47	18.13	14.40	13.23	10.51

Total Return (%) [c]	6.43	25.51	9.29	25.98	(15.85)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	4.37	4.67	8.23	16.01	4.40[d]
Ratio of net expenses
to average net assets	1.90	1.93	1.90	1.90	.34[d]
Ratio of net investment (loss)
to average net assets	(1.18)	(1.40)	(1.58)	(1.41)	(.25)[d]
Portfolio Turnover Rate	232.34	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	74	85	230	212	168

[a] From June 28, 2002 (commencement of operations) to August 31, 2002.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Company Growth Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers fourteen series, including the fund.The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus) serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc." to "Advantage Funds, Inc." Previously, on March 15, 2006 the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc."

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and real-

24

ized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by

26

events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations,which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not

28

deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $121,549, accumulated capital gains $341,853 and unrealized appreciation $536,731.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006, and August 31, 2005, were as follows: ordinary income $105,140 and $0 and long-term capital gains $127,880 and $7,263, respectively.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $66,715 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding during the period ended August 31, 2006 was approximately $1,400 with a related weighted average annualized interest rate of 5.01% .

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2005 through August 31, 2007, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder service plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $115,447 during the period ended August 31, 2006.

During the period ended August 31, 2006, the Distributor retained $3,583 and $10 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $2,126 and $757 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2006, Class B, Class C and Class T shares were charged $3,810, $4,950 and $221, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may

30

make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B, Class C and Class T shares were charged $12,186, $1,270, $1,650 and $221, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $3,596 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $25,798 pursuant to the custody agreement.

During the period ended August 31, 2006 the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $8,535, Rule 12b-1 distribution plan fees $895, shareholder services plan fees $1,619, custodian fees $3,413 chief compliance officer fees $1,895 and transfer agency per account fees $462.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $17,679,701 and $13,908,622, respectively.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2006, the cost of investments for federal income tax purposes was $7,981,694; accordingly, accumulated net unrealized appreciation on investments was $536,731, consisting of $784,796 gross unrealized appreciation and $248,065 gross unrealized depreciation.

NOTE 5—Subsequent Event:

At a meeting of the Board of Directors of Advantage Funds, Inc., on behalf of the fund, held on September 26, 2006, the Board approved the liquidation of the fund effective on or about November 14, 2006. Accordingly, effective on or about October 4, 2006, no new or subsequent investments in the fund will be permitted. In addition, effective on or about September 27, 2006, the CDSC applicable to redemptions of Class B and Class C shares and certain Class A and Class T shares of the fund will be waived on any redemption of such fund shares.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Small Company Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Small Company Growth Fund (one of the funds comprising Advantage Funds, Inc.), as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Growth Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.4330 per share as a long-term capital gain distribution of the $.7890 per share paid on December 7, 2005. Also the fund hereby designates 15.98% of the ordinary dividends paid during the fiscal year ended August 31, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $22,461 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

34

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Management Agreement with senior management of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Management Agreement. In determining to continue the Management Agreement, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution

The Fund 35

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D 's M A N A G E M E N T A G R E E M E N T (Unaudited) (continued)

channels. The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and the Manager's oversight of day-today fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted the fund's total return exceeded the average and the median total return of the performance group and the performance universe for the one-, two- and three-year periods ended January 31, 2006.

36

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among other things, that the Manager waived receipt of its management fee for the fund's most recent fiscal year. The Board further noted that, as a result, the fund's actual total operating expense ratio was below the median and average total operating expense ratio of the expense group.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager, to evaluate the appropriateness and reasonableness of the fund's management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be real-

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

ized through an adviser's reinvestment of money back into its business for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the fund was not profitable to the Manager for the time period reported.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations:

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate;
  The Board was satisfied with the fund's overall performance;
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund; and

38

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189

———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57

———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

40

Gloria Messinger (76)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 27
———————
Anne Wexler (76)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

42

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 43

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0771AR0806

Dreyfus Premier Structured Midcap Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval
of the Fund's Management Agreement
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Structured Midcap Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Structured Midcap Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk.With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

DISCUSSION OF FUND PERFORMANCE

Michael Dunn, Portfolio Manager

How did Dreyfus Premier Structured Midcap Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced total returns of 7.23% for Class A shares, 6.33% for Class B shares, 6.39% for Class C shares, 7.28% for Class R shares and 7.00% for Class T shares.1 In comparison, the fund's benchmark, the Standard & Poor's MidCap 400 Index ("S&P 400 Index"), produced a total return of 6.66% for the same period.2

A robust U.S. economy helped drive most midcap stock prices higher during the first half of the reporting period. However, those gains were tempered during the second half by concerns regarding intensifying inflationary pressures and slower economic growth. We attribute the fund's strong relative performance primarily to specific stock selections which outperformed their peers, and secondarily to modestly overweighted positions in the materials and industrials sectors, two sectors that produced some of the market's better returns.

What is the fund's investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies included in the S&P 400 Index or the Russell Midcap Index at the time of purchase. The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process.This process is driven by a proprietary quantitative model which uses over 40 factors to identify and rank stocks based on:

  Fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises;

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

  Relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models' overall stock universe;
  Future value, such as discounted present value measures;
  Long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons; and
  Additional factors, such as technical factors, trading by company insiders or share issuance/buy-back data.

We select what we believe to be the most attractive of the top-ranked securities for the fund.We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a higher-ranked security in order to remain fully invested.

What other factors influenced the fund's performance?

Robust investor demand for stocks of smaller, faster-growing companies during the first half of the reporting period helped midcap stocks post generally strong returns. Given a strong U.S. economy, low inflation and rising corporate earnings, investors seemed comfortable taking on greater investment risks. However, by the spring of 2006, investors became more risk averse due to worries that resurgent energy prices and rising interest rates might put pressure on consumer spending and choke off economic growth. As a result, many growth-oriented midcap stocks lost value during the second half of the reporting period, while value-oriented stocks generally continued to produce positive absolute returns.

The fund benefited from slight tilts toward materials and industrials stocks, which gained value during the reporting period due to robust global demand for industrial commodities. Notable winners included copper producer Phelps Dodge and mining machinery and services company Joy Global. In addition, while the fund's allocation to the transportation sector roughly mirrored that of the S&P 400 Index, our emphasis on railroads within that sector helped boost performance.

The fund's individual stock selection strategy was responsible for most of the relative out-performance. For example, the fund received a strong contribution to performance from Western Digital, a leader in the disk drive technology whose products can be found in devices ranging from video recorders to laptop computers. Other individual winners included Lam Research, the semiconductor equipment maker that fared well early in the reporting period due to increased corporate spending on capital equipment. In the financials sector, strong earnings for commercial property and casualty insurer W.R. Berkley helped fuel gains for its shares.

On the other hand, detractors from the fund's results included Patterson-UTI Energy, the drilling services company, which was hurt by legal concerns stemming from allegations of accounting irregularities. Pilgrim's Pride, a chicken processor, lost value due to steady declines in poultry prices amid avian flu concerns. Finally, shares of life sciences company Invitrogen fell sharply when the firm failed to meet analysts' earnings expectations.

What is the fund's current strategy?

As always, we have continued to maintain a sector allocation strategy that roughly matches that of the S&P 400 Index.This neutral position enables us to focus on adding value through our stock selection strategy, in which we strive to identify the more attractive stocks within each of the benchmark's market sectors.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Structured Midcap Fund on 6/29/01 (inception date) to a $10,000 investment made in the Standard & Poor's MidCap 400 Index (the "S&P 400 Index") and the Russell Midcap Index on that date. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The S&P 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.The foregoing indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/06

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	6/29/01	1.08%	9.33%	7.79%
without sales charge	6/29/01	7.23%	10.64%	9.03%
Class B shares
with applicable redemption charge †	6/29/01	2.33%	9.49%	8.03%
without redemption	6/29/01	6.33%	9.77%	8.17%
Class C shares
with applicable redemption charge ††	6/29/01	5.39%	9.78%	8.17%
without redemption	6/29/01	6.39%	9.78%	8.17%
Class R shares	6/29/01	7.28%	10.87%	9.25%
Class T shares
with applicable sales charge (4.5%)	6/29/01	2.18%	9.38%	7.82%
without sales charge	6/29/01	7.00%	10.40%	8.79%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
† † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Midcap Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.66	$ 10.79	$ 10.49	$ 6.27	$ 7.50
Ending value (after expenses)	$985.70	$981.30	$981.30	$988.90	$984.50

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.77	$ 10.97	$ 10.66	$ 6.36	$ 7.63
Ending value (after expenses)	$1,018.50	$1,014.32	$1,014.62	$1,018.90	$1,017.64

† Expenses are equal to the fund's annualized expense ratio of 1.33% for Class A, 2.16% for Class B, 2.10% for
Class C, 1.25% for Class R and 1.50% for Class T multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—99.1%	Shares	Value ($)

Commercial & Professional Services—6.1%
Arrow Electronics	13,400 [a]	373,860
CDW	14,600	851,180
Henry Schein	6,300 [a]	314,181
Ingram Micro, Cl. A	24,500 [a]	441,000
Manpower	15,900	939,849
MPS Group	50,400 [a]	708,624
SEI Investments	18,400	939,136
		4,567,830
Consumer Durables—3.6%
Furniture Brands International	29,300	561,095
Hasbro	18,600	377,580
KB Home	3,900	166,764
Pool	15,000	571,050
Thor Industries	24,000	1,012,320
		2,688,809
Consumer Non-Durables—1.9%
Del Monte Foods	16,900	187,590
Hormel Foods	19,900	729,335
McCormick & Co.	14,200	517,164
		1,434,089
Consumer Services—4.1%
Brinker International	24,000	923,280
Career Education	22,700 [a]	434,705
Darden Restaurants	18,800	665,520
Meredith	11,300	534,942
Sotheby's, Cl. A	17,700	492,060
		3,050,507
Electronic Technology—9.0%
Amphenol, Cl. A	14,900	856,303
CommScope	25,700 [a]	750,697
Imation	15,900	630,117
Lam Research	30,100 [a]	1,287,979
Micrel	34,800 [a]	348,696
National Semiconductor	21,000	510,090
Newport	20,800 [a]	366,704

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Electronic Technology (continued)
Plexus	12,900 [a]	255,678
Precision Castparts	12,700	742,188
Semtech	23,200 [a]	303,224
Western Digital	38,600 [a]	706,380
		6,758,056
Energy Minerals—3.3%
Holly	6,900	316,158
Pogo Producing	17,600	781,616
Unit	12,500 [a]	658,875
XTO Energy	15,200	695,704
		2,452,353
Exchange Traded—3.0%
Midcap SPDR Trust Series 1	16,400	2,244,668
Finance—16.2%
AG Edwards	9,100	480,662
American Financial Group/OH	10,100	471,872
Cincinnati Financial	15,700	732,562
Comerica	9,600	549,600
Greater Bay Bancorp	11,400	324,558
HCC Insurance Holdings	25,800	838,242
Hospitality Properties Trust	8,700	402,984
Host Hotels & Resorts	36,400	820,456
IndyMac Bancorp	13,600	531,760
Investors Financial Services	7,500	347,700
Jefferies Group	14,000	348,880
Jones Lang LaSalle	2,300	191,498
Leucadia National	17,800	457,994
New Plan Excel Realty Trust	30,400	838,736
Ohio Casualty	21,900	568,305
Old Republic International	43,900	917,510
Rayonier	12,150	479,925
Reinsurance Group of America	14,600	754,528
Sky Financial Group	8,400	206,808
TCF Financial	7,000	182,490
W.R. Berkley	36,512	1,277,920
Weingarten Realty Investors	10,100	428,442
		12,153,432

Common Stocks (continued)	Shares	Value ($)

Health Technology—8.9%
Barr Pharmaceuticals	9,500 [a]	536,750
Cytyc	15,700 [a]	375,073
ImClone Systems	20,600 [a]	615,940
Intuitive Surgical	12,200 [a]	1,151,680
Medicis Pharmaceutical, Cl. A	9,700	284,113
Millennium Pharmaceuticals	130,600 [a]	1,418,316
Mylan Laboratories	25,000	508,000
STERIS	17,200	409,016
Techne	5,700 [a]	290,130
WellCare Health Plans	19,800 [a]	1,110,384
		6,699,402
Industrial Services—2.6%
Patterson-UTI Energy	42,700	1,169,980
Pride International	21,200 [a]	549,716
Smith International	4,800	201,456
		1,921,152
Non-Energy Minerals—4.2%
Freeport-McMoRan Copper & Gold, Cl. B	11,900	692,699
Louisiana-Pacific	24,400	477,264
Martin Marietta Materials	6,400	527,104
Nucor	9,400	459,378
Phelps Dodge	4,700	420,650
Steel Dynamics	10,400	549,016
		3,126,111
Process Industries—2.0%
Pactiv	28,900 [a]	772,497
Rohm & Haas	12,000	529,200
Sensient Technologies	9,900	199,188
		1,500,885
Producer Manufacturing—7.8%
Avery Dennison	6,100	377,834
Cummins	6,200	711,884
Herman Miller	28,400	802,016
Joy Global	22,950	999,243
Molex	15,400	561,638
Nordson	9,000	360,360
Thomas & Betts	16,300 [a]	736,108

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Manufacturing (continued)
Timken	17,200	551,088
Trinity Industries	23,100	770,616
		5,870,787
Retail Trade—8.1%
American Eagle Outfitters	19,000	733,970
Barnes & Noble	21,100	767,196
Claire's Stores	31,600	863,628
Family Dollar Stores	29,400	751,758
Payless ShoeSource	27,100 [a]	635,766
Rent-A-Center	22,000 [a]	596,200
Sherwin-Williams	15,100	779,764
Williams-Sonoma	31,100	916,206
		6,044,488
Technology Services—6.3%
Acxiom	12,400	301,196
BEA Systems	55,900 [a]	767,507
Ceridian	42,600 [a]	1,016,862
Community Health Systems	21,400 [a]	829,464
CSG Systems International	17,900 [a]	481,868
Fiserv	6,900 [a]	304,773
Lincare Holdings	15,200 [a]	562,856
Mettler-Toledo International	4,900 [a]	298,606
Transaction Systems Architects	4,100 [a]	135,997
		4,699,129
Transportation—3.7%
J.B. Hunt Transport Services	42,300	831,195
Norfolk Southern	10,500	448,665
Swift Transportation	6,900 [a]	160,011
Tidewater	27,300	1,299,753
		2,739,624
Utilities—8.3%
AES	28,100 [a]	596,844
AGL Resources	26,700	971,613
Allegheny Energy	26,200 [a]	1,093,588
IDACORP	13,200	507,144
KeySpan	8,800	360,800

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Oneok	33,000	1,262,910
Pepco Holdings	23,600	599,204
Sierra Pacific Resources	55,700 [a]	821,575
		6,213,678
Total Common Stocks
(cost $70,516,383)		74,165,000

Other Investment—3.7%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,764,000)	2,764,000 [b]	2,764,000

Total Investments (cost $73,280,383)	102.8%	76,929,000
Liabilities, Less Cash and Receivables	(2.8%)	(2,094,187)
Net Assets	100.0%	74,834,813

[a] Non-income producing security. [b] Investment in affiliated money market mutual fund.
Portfolio Summary †

	Value (%)		Value (%)

Finance	16.2	Technology Services	6.3
Electronic Technology	9.0	Commercial & Professional Services	6.1
Health Technology	8.9	Non-Energy Minerals	4.2
Utilities	8.3	Consumer Services	4.1
Retail Trade	8.1	Other	23.8
Producer Manufacturing	7.8		102.8

† Based on net assets. See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	70,516,383	74,165,000
Affiliated issuers	2,764,000	2,764,000
Cash		52,913
Receivable for investment securities sold		883,975
Receivable for shares of Common Stock subscribed		163,150
Dividends and interest receivable		70,724
Prepaid expenses		35,371
		78,135,133

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		64,705
Payable for investment securities purchased		3,064,324
Payable for shares of Common Stock redeemed		104,586
Accrued expenses		66,705
		3,300,320

Net Assets ($)		74,834,813

Composition of Net Assets ($):
Paid-in capital		69,025,995
Accumulated undistributed investment income—net		6,610
Accumulated net realized gain (loss) on investments		2,153,591
Accumulated net unrealized appreciation
(depreciation) on investments		3,648,617

Net Assets ($)		74,834,813

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	37,055,763	5,646,215	21,865,203	5,490,932	4,776,700
Shares Outstanding	1,995,726	316,026	1,223,976	292,800	260,001

Net Asset Value
Per Share ($)	18.57	17.87	17.86	18.75	18.37

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	861,745
Affiliated issuers	17,385
Interest	8,238
Income from securities lending	742
Total Income	888,110
Expenses:
Management fee—Note 3(a)	462,732
Shareholder servicing costs—Note 3(c)	268,514
Distribution fees—Note 3(b)	197,538
Registration fees	63,673
Professional fees	34,909
Prospectus and shareholders' reports	27,324
Custodian fees—Note 3(c)	11,305
Directors' fees and expenses—Note 3(d)	1,775
Loan commitment fees—Note 2	9
Miscellaneous	10,143
Total Expenses	1,077,922
Less—reduction in management fee
due to undertaking—Note 3(a)	(38,640)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(10,315)
Net Expenses	1,028,967
Investment (Loss)—Net	(140,857)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,309,269
Net unrealized appreciation (depreciation) on investments	1,270,599
Net Realized and Unrealized Gain (Loss) on Investments	3,579,868
Net Increase in Net Assets Resulting from Operations	3,439,011

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment (loss)—net	(140,857)	(103,843)
Net realized gain (loss) on investments	2,309,269	1,567,724
Net unrealized appreciation
(depreciation) on investments	1,270,599	1,697,565
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,439,011	3,161,446

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(617,959)	(108,481)
Class B shares	(138,744)	(66,961)
Class C shares	(443,264)	(57,736)
Class R shares	(95,657)	(5,381)
Class T shares	(65,929)	(6,855)
Total Dividends	(1,361,553)	(245,414)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	23,880,594	17,035,236
Class B shares	1,682,740	4,061,702
Class C shares	9,594,708	12,233,284
Class R shares	3,608,522	2,110,599
Class T shares	3,596,266	2,297,996
Dividends reinvested:
Class A shares	508,918	99,868
Class B shares	107,790	62,672
Class C shares	213,216	27,444
Class R shares	95,657	5,381
Class T shares	58,743	5,888
Cost of shares redeemed:
Class A shares	(7,164,006)	(2,722,377)
Class B shares	(1,622,011)	(1,636,865)
Class C shares	(1,957,506)	(994,783)
Class R shares	(528,999)	(327,895)
Class T shares	(925,044)	(697,737)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	31,149,588	31,560,413
Total Increase (Decrease) in Net Assets	33,227,046	34,476,445

Net Assets ($):
Beginning of Period	41,607,767	7,131,322
End of Period	74,834,813	41,607,767
Undistributed investment income—net	6,610	3,739

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	1,288,742	1,008,951
Shares issued for dividends reinvested	28,211	6,138
Shares redeemed	(386,325)	(162,665)
Net Increase (Decrease) in Shares Outstanding	930,628	852,424

Class B [a]
Shares sold	93,557	249,392
Shares issued for dividends reinvested	6,170	3,944
Shares redeemed	(90,583)	(100,826)
Net Increase (Decrease) in Shares Outstanding	9,144	152,510

Class C
Shares sold	542,980	745,925
Shares issued for dividends reinvested	12,212	1,728
Shares redeemed	(108,828)	(59,242)
Net Increase (Decrease) in Shares Outstanding	446,364	688,411

Class R
Shares sold	200,204	118,523
Shares issued for dividends reinvested	5,247	328
Shares redeemed	(28,138)	(19,483)
Net Increase (Decrease) in Shares Outstanding	177,313	99,368

Class T
Shares sold	197,577	134,133
Shares issued for dividends reinvested	3,285	364
Shares redeemed	(51,443)	(40,496)
Net Increase (Decrease) in Shares Outstanding	149,419	94,001

[a] During the period ended August 31, 2006, 24,175 Class B shares representing $445,595 were automatically converted to 23,351 Class A shares and during the period ended August 31, 2005, 7,124 Class B shares representing $116,697 were automatically converted to 6,941 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	17.23	14.42	12.71	10.77	11.78
Investment Operations:
Investment (loss)—net [a]	(.12)	(.15)	(.12)	(.12)	(.14)
Net realized and unrealized
gain (loss) on investments	1.20	3.29	1.83	2.06	(.83)
Total from Investment Operations	1.08	3.14	1.71	1.94	(.97)
Distributions:
Dividends from investment income—net	—	—	—	—	(.04)
Dividends from net realized
gain on investments	(.45)	(.33)	—	—	—
Total Distributions	(.45)	(.33)	—	—	(.04)
Net asset value, end of period	17.86	17.23	14.42	12.71	10.77

Total Return (%) [b]	6.39	21.91	13.45	18.01	(8.20)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12	2.45	3.81	6.41	9.16
Ratio of net expenses
to average net assets	2.12	2.25	2.25	2.25	2.25
Ratio of net investment (loss)
to average net assets	(.68)	(.90)	(.87)	(1.12)	(1.22)
Portfolio Turnover Rate	119.22	160.45	90.83	109.53	96.81

Net Assets, end of period ($ x 1,000)	21,865	13,395	1,286	320	219

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

		Year Ended August 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	17.91	14.85	12.94	10.85	11.80
Investment Operations:
Investment income (loss)—net [a]	.04	.00[b]	.03	(.01)	(.03)
Net realized and unrealized
gain (loss) on investments	1.25	3.39	1.88	2.10	(.82)
Total from Investment Operations	1.29	3.39	1.91	2.09	(.85)
Distributions:
Dividends from investment income—net	—	—	—	—	(.10)
Dividends from net realized
gain on investments	(.45)	(.33)	—	—	—
Total Distributions	(.45)	(.33)	—	—	(.10)
Net asset value, end of period	18.75	17.91	14.85	12.94	10.85

Total Return (%)	7.28	23.05	14.67	19.36	(7.29)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.08	1.73	2.84	5.41	8.15
Ratio of net expenses
to average net assets	1.21	1.29	1.25	1.25	1.25
Ratio of net investment income
(loss) to average net assets	.24	.05	.11	(.07)	(.22)
Portfolio Turnover Rate	119.22	160.45	90.83	109.53	96.81

Net Assets, end of period ($ x 1,000)	5,491	2,068	239	209	175

[a] Based on average shares outstanding at each month end. [b] Amount represents less than .01 per share. See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class T Shares	2006	2005	2004	2003	2002

Net asset value, beginning of period	17.60	14.65	12.83	10.82	11.79
Investment Operations:
Investment (loss)—net [a]	(.02)	(.05)	(.04)	(.06)	(.08)
Net realized and unrealized
gain (loss) on investments	1.24	3.33	1.86	2.07	(.82)
Total from Investment Operations	1.22	3.28	1.82	2.01	(.90)
Distributions:
Dividends from investment income—net	—	—	—	—	(.07)
Dividends from net realized
gain on investments	(.45)	(.33)	—	—	—
Total Distributions	(.45)	(.33)	—	—	(.07)
Net asset value, end of period	18.37	17.60	14.65	12.83	10.82

Total Return (%) [b]	7.00	22.60	14.10	18.67	(7.67)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54	1.93	3.34	5.92	8.65
Ratio of net expenses
to average net assets	1.54	1.71	1.75	1.75	1.75
Ratio of net investment (loss)
to average net assets	(.11)	(.32)	(.39)	(.57)	(.72)
Portfolio Turnover Rate	119.22	160.45	90.83	109.53	96.81

Net Assets, end of period ($ x 1,000)	4,777	1,947	243	206	174

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Structured Midcap Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers fourteen series, including the fund.The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Franklin Portfolio Associates, LLC ("Franklin Portfolio"), an affiliate of Dreyfus, serves as the fund's sub-investment adviser.

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc." to "Advantage Funds, Inc." Previously, on March 15, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc."

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the

Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $867,281, undistributed capital gains $1,318,003 and unrealized appreciation $3,623,534.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005, were as follows: ordinary income $474,123 and $0 and long-term capital gains $887,430 and $245,414, respectively.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment of real estate investment trusts and net operating losses, the fund increased accumulated undistributed investment income-net by $143,728 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2006, the fund did not borrow under the line of credit.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Management Agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2005 through August 31, 2007, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fee, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses.The reduction in management fee, pursuant to the undertaking, amounted to $38,640 during the period ended August 31, 2006.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

During the period ended August 31, 2006, the Distributor retained $22,275 and $71 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $19,783 and $6,484 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2006, Class B, Class C and Class T shares were charged $43,023, $145,864 and $8,651, respectively, pursuant to the Plan.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B, Class C and Class T shares were charged $72,374, $14,341, $48,621 and $8,651, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $31,349 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $11,305 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $43,500, Rule 12b-1 distribution plan fees $18,389, shareholder services plan fees $14,398, custody fees $1,500, chief compliance officer fees $1,895 and transfer agency per account fees $6,217, which are offset against an expense reimbursement currently in effect in the amount of $21,194.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $104,265,201, and $72,679,818, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $73,305,466; accordingly, accumulated net unrealized appreciation on investments was $3,623,534 consisting of $6,514,849 gross unrealized appreciation and $2,891,315 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Structured Midcap Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Premier Structured Midcap Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the year then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Midcap Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.2933 per share as a long-term capital gain distribution of the $.4500 per share paid on December 12, 2005. Also the fund hereby designates 57.53% of the ordinary dividends paid during the fiscal year ended August 31, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $184,114 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement and Sub-Investment Advisory Agreement (together, the "Agreements") with Franklin Portfolio Associates, LLC (the "Sub-Adviser"), for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Agreements, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Agreements with senior management of the Manager.At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Agreements. In determining to continue the Agreements, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of services provided to the fund by the Manager pursuant to the Management Agreement, and by the Sub-Adviser pursuant to the Sub-Advisory Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the

Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund as well as the fund's asset size.

The Board members also considered the Manager's and Sub-Adviser's research and portfolio management capabilities and the Manager's oversight of other day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure, as well as the Manager's supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund was ranked in the third and fourth quintile of its performance group and

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued))

performance universe, respectively, for the one-year period ended January 31, 2006.The Board further noted that the fund was ranked in the first quintile of its performance group for the two- and four-year periods, and the second quintile of its performance group for the three-year period, ended January 31, 2006.

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among other things, that the fund's actual management fee was lower than the average and median actual management fee of the expense group and the expense universe. The Board further noted that the fund's actual total expense ratio was lower than the expense group average and equal to the expense group median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's and Sub-Adviser's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's or Sub-Adviser's performance, as the case may be, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager or Sub-Adviser, as applicable, to evaluate the appropriateness and reasonableness of the fund's management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit, and the dollar amount of expenses allocated and profit received by the Sub-Adviser.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect economies of scale for the benefit of fund shareholders.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager and Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and reviewed the soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the fund was not profitable to the Manager for the time period reported.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Agreements. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the services provided by the Manager and the Sub-Adviser are adequate and appropriate;

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued) )

  The Board was satisfied with the fund's overall performance;
  The Board concluded that the fees paid by the fund to the Manager were reasonable in light of comparative performance and expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund;
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the advisory fee rates charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the fund's Agreements was in the best interests of the fund and its shareholders.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (76)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 27
———————
Anne Wexler (76)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern-
ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

42

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0936AR0806

Dreyfus Premier Strategic Value Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Information About the Review and Approval
of the Fund's Management Agreement
40	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Strategic Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Strategic Value Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk.With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Premier Strategic Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced total returns of 12.92% for Class A shares, 12.06% for Class B shares, 12.14% for Class C shares, 13.22% for Class R shares and 12.67% for Class T shares.1 The fund's benchmark, the Russell 1000 Value Index, produced a total return of 13.96% for the same period.2

Despite volatility stemming from high energy prices and uncertainty regarding interest rates, equity markets generally rose over the reporting period. Strong relative results among energy and telecommunications services companies were offset by disappointments in the financials and industrials sectors.The fund's returns modestly trailed its benchmark primarily due to our lack of exposure to real estate investment trusts and our underweight position in diversified financial services.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest at least 80% of the fund's assets in stocks, including common stocks, preferred stocks and convertible securities.The fund may invest up to 30% of its assets in foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends.The fund's investment approach is value-oriented and research-driven.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research with a focus on value, business health and business momentum.

What other factors influenced the fund's performance?

Over the first half of the reporting period, investors remained optimistic in an environment of moderate economic growth and improving corporate earnings, and stocks generally continued to gain value.At

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

the same time, as it had since June 2004, the Federal Reserve Board (the "Fed") continued to raise interest rates in an effort to forestall potential inflationary pressures before they could take root in the economy.

Despite the Fed's previous rate hikes, inflation concerns intensified as labor markets strengthened and crude oil, natural gas and other commodity prices trended upwards. By the spring of 2006, investors began to fear that rising borrowing costs and high energy prices might dampen consumer spending and constrain future U.S. economic growth. Consequently, stock prices generally began to slide, erasing some of the reporting period's previous gains. The market subsequently reversed course and began to rally when, in August, oil prices eased and the Fed held interest rates steady at its final meeting of the reporting period.

The energy sector provided especially positive contributions to the fund's relative performance, helped by our emphasis on companies exposed to refining, such as Valero Energy and Marathon Oil, that benefited from improved supply-and-demand dynamics as oil prices climbed. The fund's overweighted position in refineries and energy service companies enabled its energy holdings to fare better than the benchmark's energy component, which had heavier exposure to large, integrated oil companies.

Our stock selection strategy in the telecommunications services sector also bolstered the fund's relative performance, with sector giant AT&T ranking as the primary contributor.The company's stock rose substantially due to better conditions in the enterprise market and on investors' anticipation of synergistic advantages from mergers with SBC Communications and BellSouth.The fund also benefited from its minimal exposure to Sprint Nextel, whose shares declined as a result of investors' lukewarm reaction to the execution of the merger that created the company.

The financials sector produced relatively disappointing results, as our security selection strategy found fewer opportunities among real estate investment trusts and diversified financial services companies than the benchmark, both of which performed well.The fund also held greater exposure to credit-card issuer Capital One, whose acquisition of North

4

Fork Bank was not well received by the market. In the industrials sector, shares of Navistar declined. The heavy-duty truck maker experienced delays in filing its financial reports and met with doubts regarding the strength of future trucking business cycle. Finally, industrial conglomerate Tyco International reported less-than-stellar earnings, and its shares lagged the averages.

What is the fund's current strategy?

We have remained committed to the fund's "bottom-up" stock selection strategy, which emphasizes specific companies over broad economic or market trends. Nonetheless, it is worth noting that we have maintained a positive view of the U.S. economy and equity markets, and we are encouraged by what appears to be a pause in interest rate hikes by the Fed.

In the energy sector, we have moved toward a more defensive posture by reducing the fund's exposure to refineries and oil services companies that have performed well. In the technology sector, we have continued to find what we believe to be attractive values in large-cap companies poised to benefit from a surge in broadband demand and increasing Internet usage, such as equipment maker Cisco Systems and computing infrastructure maker Sun Microsystems.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Strategic Value Fund on
8/31/96 to a $10,000 investment made in the Russell 1000 Value Index (the "Index") on that date. Performance for
Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to the differences in charges and expenses. All dividends and capital gain distributions are reinvested.
The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses.The Index uses company price-to-book ratios and long-term growth rates to calculate a composite ranking which is used to determine if a stock is "growth" or "value."The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		6.42%	7.59%	10.07%
without sales charge		12.92%	8.87%	10.73%
Class B shares
with applicable redemption charge †	5/31/01	8.06%	7.82%	—	6.13%
without redemption	5/31/01	12.06%	8.11%	—	6.27%
Class C shares
with applicable redemption charge ††	5/31/01	11.14%	8.15%	—	6.30%
without redemption	5/31/01	12.14%	8.15%	—	6.30%
Class R shares	5/31/01	13.22%	8.99%	—	7.08%
Class T shares
with applicable sales charge (4.5%)	5/31/01	7.60%	7.49%	—	5.63%
without sales charge	5/31/01	12.67%	8.48%	—	6.56%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Strategic Value Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.16	$ 10.14	$ 9.78	$ 4.47	$ 7.23
Ending value (after expenses)	$1,035.70	$1,032.10	$1,032.40	$1,037.40	$1,034.80

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.11	$ 10.06	$ 9.70	$ 4.43	$ 7.17
Ending value (after expenses)	$1,019.16	$1,015.22	$1,015.58	$1,020.82	$1,018.10

† Expenses are equal to the fund's annualized expense ratio of 1.20% for Class A, 1.98% for Class B, 1.91% for Class C, .87% for Class R and 1.41% for Class T multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—98.5%	Shares		Value ($)

Banking—10.6%
Countrywide Financial	25,300		855,140
Freddie Mac	69,400		4,413,840
MGIC Investment	46,000		2,662,020
PMI Group	109,500		4,734,780
PNC Financial Services Group	36,800		2,605,072
SunTrust Banks	33,800		2,582,320
U.S. Bancorp	98,300		3,152,481
Wachovia	108,000		5,900,040
Washington Mutual	78,700		3,296,743
			30,202,436
Consumer Discretionary—10.5%
Clear Channel Communications	159,000		4,617,360
CSK Auto	30,500	[a]	349,835
Gap	171,300		2,879,553
Johnson Controls	45,000		3,236,850
Liberty Global, Ser. C	82,814	[a]	1,911,347
Limited Brands	54,300		1,397,139
Marriott International, Cl. A	37,600		1,416,016
McDonald's	117,500		4,218,250
News, Cl. A	107,400		2,043,822
NIKE, Cl. B	13,300		1,074,108
Omnicom Group	49,500		4,327,290
OSI Restaurant Partners	30,600		947,682
Polo Ralph Lauren	18,400		1,085,416
Wyndham Worldwide	15,820	[a]	462,893
			29,967,561
Consumer Staples—6.8%
Altria Group	87,100		7,275,463
Colgate-Palmolive	47,100		2,819,406
Dean Foods	63,300	[a]	2,507,946
Kraft Foods, Cl. A	42,000		1,424,220
Procter & Gamble	83,900		5,193,410
			19,220,445

The Fund 9

STATEMENT OF INVESTMENTS (continued)
10

The Fund 11

STATEMENT OF INVESTMENTS (continued)
12

Other Investment—.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,470,000)	1,470,000 [b]	1,470,000

Total Investments (cost $246,441,849)	99.0%	281,536,357
Cash and Receivables (Net)	1.0%	2,785,653
Net Assets	100.0%	284,322,010

ADR—American Depository Receipts. [a] Non-income producing security. [b] Investment in affiliated money market mutual fund.
Portfolio Summary †

	Value (%)		Value (%)

Financial	19.1	Industrial	7.7
Information Technology	11.5	Consumer Staples	6.8
Banking	10.6	Telecommunication Services	5.2
Consumer Discretionary	10.5	Other	7.6
Health Care	10.1
Energy	9.9		99.0

† Based on net assets. See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	244,971,849	280,066,357
Affiliated issuers	1,470,000	1,470,000
Receivable for investment securities sold		6,269,068
Dividends and interest receivable		498,980
Receivable for shares of Common Stock subscribed		278,311
Prepaid expenses		37,466
		288,620,182

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		290,338
Payable for investment securities purchased		3,710,371
Payable for shares of Common Stock redeemed		106,741
Cash overdraft due to Custodian		47,130
Accrued expenses		143,592
		4,298,172

Net Assets ($)		284,322,010

Composition of Net Assets ($):
Paid-in capital		236,088,337
Accumulated undistributed investment income—net		1,472,850
Accumulated net realized gain (loss) on investments		11,666,315
Accumulated net unrealized appreciation
(depreciation) on investments		35,094,508

Net Assets ($)		284,322,010

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	242,377,184	14,213,088	21,669,110	1,826,377	4,236,251
Shares Outstanding	7,881,824	479,796	730,953	59,328	140,994

Net Asset Value
Per Share ($)	30.75	29.62	29.65	30.78	30.05

See notes to financial statements.

14

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $2,146 foreign taxes withheld at source):
Unaffiliated issuers	4,501,517
Affiliated issuers	63,084
Interest	78,330
Income from securities lending	5,329
Total Income	4,648,260
Expenses:
Management fee—Note 3(a)	1,848,650
Shareholder servicing costs—Note 3(c)	903,932
Distribution fees—Note 3(b)	222,490
Registration fees	67,008
Prospectus and shareholders' reports	65,603
Custodian fees—Note 3(c)	25,362
Professional fees	18,578
Directors' fees and expenses—Note 3(d)	6,974
Loan commitment fees—Note 2	1,746
Interest expense—Note 2	621
Miscellaneous	12,116
Total Expenses	3,173,080
Investment Income—Net	1,475,180

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	15,873,451
Net unrealized appreciation (depreciation) on investments	11,864,749
Net Realized and Unrealized Gain (Loss) on Investments	27,738,200
Net Increase in Net Assets Resulting from Operations	29,213,380

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment income—net	1,475,180	788,165
Net realized gain (loss) on investments	15,873,451	18,551,484
Net unrealized appreciation
(depreciation) on investments	11,864,749	16,969,635
Net Increase (Decrease) in Net Assets
Resulting from Operations	29,213,380	36,309,284

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(742,716)	—
Class B shares	(17,943)	—
Class C shares	(23,305)	—
Class R shares	(2,553)	—
Class T shares	(3,978)	—
Net realized gain on investments:
Class A shares	(14,749,268)	—
Class B shares	(936,343)	—
Class C shares	(917,496)	—
Class R shares	(40,631)	—
Class T shares	(89,271)	—
Total Dividends	(17,523,504)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	69,716,367	34,389,020
Class B shares	4,084,617	3,392,749
Class C shares	13,021,431	3,842,551
Class R shares	1,434,333	383,432
Class T shares	3,813,592	651,930
Net assets received in connection with
reorganization—Note 1	—	61,323,097

16

	Year Ended August 31,

	2006	2005

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	14,147,217	—
Class B shares	814,304	—
Class C shares	862,017	—
Class R shares	43,184	—
Class T shares	87,680	—
Cost of shares redeemed:
Class A shares	(46,181,842)	(45,668,130)
Class B shares	(2,923,358)	(2,395,578)
Class C shares	(1,712,395)	(774,585)
Class R shares	(266,239)	(46,846)
Class T shares	(580,150)	(48,199)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	56,360,758	55,049,441
Total Increase (Decrease) in Net Assets	68,050,634	91,358,725

Net Assets ($):
Beginning of Period	216,271,376	124,912,651
End of Period	284,322,010	216,271,376
Undistributed investment income—net	1,472,850	788,165

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	2,338,834	1,507,782
Shares issued in connection with
reorganization—Note 1	—	2,247,090
Shares issued for dividends reinvested	495,602	—
Shares redeemed	(1,550,139)	(1,637,156)
Net Increase (Decrease) in Shares Outstanding	1,284,297	2,117,716

Class B [a]
Shares sold	142,310	124,997
Shares issued for dividends reinvested	29,450	—
Shares redeemed	(100,301)	(87,329)
Net Increase (Decrease) in Shares Outstanding	71,459	37,668

Class C
Shares sold	453,755	140,309
Shares issued for dividends reinvested	31,197	—
Shares redeemed	(59,459)	(28,039)
Net Increase (Decrease) in Shares Outstanding	425,493	112,270

Class R
Shares sold	48,414	13,083
Shares issued for dividends reinvested	1,515	—
Shares redeemed	(9,001)	(1,646)
Net Increase (Decrease) in Shares Outstanding	40,928	11,437

Class T
Shares sold	129,681	23,576
Shares issued for dividends reinvested	3,138	—
Shares redeemed	(19,667)	(1,707)
Net Increase (Decrease) in Shares Outstanding	113,152	21,869

[a] During the period ended August 31, 2006, 29,175 Class B shares representing $847,051 were automatically converted to 28,230 Class A shares and during the period ended August 31, 2005, 19,655 Class B shares representing $540,163 were automatically converted to 19,129 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	28.62	24.21	21.28	16.98	22.40
Investment Operations:
Investment (loss)—net [a]	(.02)	(.06)	(.25)	(.14)	(.17)
Net realized and unrealized
gain (loss) on investments	3.30	4.47	3.18	4.44	(4.55)
Total from Investment Operations	3.28	4.41	2.93	4.30	(4.72)
Distributions:
Dividends from investment income—net	(.04)	—	—	—	(.08)
Dividends from net realized
gain on investments	(2.24)	—	—	—	(.62)
Total Distributions	(2.28)	—	—	—	(.70)
Net asset value, end of period	29.62	28.62	24.21	21.28	16.98

Total Return (%) [b]	12.06	18.12	13.86	25.32	(21.79)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.97	2.04	2.03	2.11	2.07
Ratio of net investment (loss)
to average net assets	(.08)	(.23)	(1.03)	(.78)	(.82)
Portfolio Turnover Rate	72.24	123.17	115.26	36.93	35.71

Net Assets, end of period ($ x 1,000)	14,213	11,685	8,975	4,377	2,763

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

20

		Year Ended August 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	28.64	24.23	21.29	16.99	22.39
Investment Operations:
Investment (loss)—net [a]	(.01)	(.05)	(.24)	(.13)	(.18)
Net realized and unrealized
gain (loss) on investments	3.32	4.46	3.18	4.43	(4.53)
Total from Investment Operations	3.31	4.41	2.94	4.30	(4.71)
Distributions:
Dividends from investment income—net	(.06)	—	—	—	(.07)
Dividends from net realized
gain on investments	(2.24)	—	—	—	(.62)
Total Distributions	(2.30)	—	—	—	(.69)
Net asset value, end of period	29.65	28.64	24.23	21.29	16.99

Total Return (%) [b]	12.14	18.10	13.90	25.31	(21.73)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91	1.99	1.99	2.08	2.08
Ratio of net investment (loss)
to average net assets	(.02)	(.19)	(.97)	(.74)	(.86)
Portfolio Turnover Rate	72.24	123.17	115.26	36.93	35.71

Net Assets, end of period ($ x 1,000)	21,669	8,748	4,681	1,094	483

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	29.46	24.71	21.52	17.02	22.38
Investment Operations:
Investment income (loss)—net [a]	.30	.18	(.04)	.01	.01
Net realized and unrealized
gain (loss) on investments	3.40	4.57	3.23	4.49	(4.67)
Total from Investment Operations	3.70	4.75	3.19	4.50	(4.66)
Distributions:
Dividends from investment income—net	(.14)	—	—	—	(.08)
Dividends from net realized
gain on investments	(2.24)	—	—	—	(.62)
Total Distributions	(2.38)	—	—	—	(.70)
Net asset value, end of period	30.78	29.46	24.71	21.52	17.02

Total Return (%)	13.22	19.13	14.92	26.44	(21.52)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	1.16	1.13	1.19	1.11
Ratio of net investment income
(loss) to average net assets	.98	.65	(.17)	.06	.06
Portfolio Turnover Rate	72.24	123.17	115.26	36.93	35.71

Net Assets, end of period ($ x 1,000)	1,826	542	172	75	88

[a] Based on average shares outstanding at each month end. See notes to financial statements.

22

		Year Ended August 31,

Class T Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	28.91	24.37	21.31	16.94	22.35
Investment Operations:
Investment income (loss)—net [a]	.13	.06	(.15)	(.04)	(.14)
Net realized and unrealized
gain (loss) on investments	3.35	4.48	3.21	4.41	(4.60)
Total from Investment Operations	3.48	4.54	3.06	4.37	(4.74)
Distributions:
Dividends from investment income—net	(.10)	—	—	—	(.05)
Dividends from net realized
gain on investments	(2.24)	—	—	—	(.62)
Total Distributions	(2.34)	—	—	—	(.67)
Net asset value, end of period	30.05	28.91	24.37	21.31	16.94

Total Return (%) [b]	12.67	18.53	14.45	25.80	(21.86)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.43	1.58	1.68	1.61	1.94
Ratio of net investment income
(loss) to average net assets	.43	.20	(.63)	(.20)	(.72)
Portfolio Turnover Rate	72.24	123.17	115.26	36.93	35.71

Net Assets, end of period ($ x 1,000)	4,236	805	146	16	3

[a] Based on average shares outstanding at each month end. [b] Exclusive of sales charge. See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc." to "Advantage Funds, Inc." Previously, on March 15, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc."

As of the close of business on April 18, 2005, pursuant to an Agreement and Plan of Reorganization previously approved by the fund's Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Large Company Value Fund, a series of Dreyfus Growth and Value Funds, Inc., were transferred to the fund. Shareholders of Dreyfus Large Company Value Fund received Class A shares of the fund, in an amount equal to the aggregate net asset value of their investment in Dreyfus Large Company Value Fund at the time of exchange.The net asset value of the fund's Class A shares at the close of business on April 18, 2005, after the reorganization, was $27.29 per share, and a total of 2,247,090 Class A shares representing net assets of $61,323,097 (including $7,565,590 net unrealized appreciation on investments), were issued to Dreyfus Large Company Value Fund shareholders in the exchange.The exchange was a tax-free event to shareholders.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is

24

authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

  fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

26

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from

28

net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,304,377, undistributed capital gain $7,855,427 and unrealized appreciation $33,073,869.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: ordinary income $8,888,555 and $0, and long-term capital gains $8,634,949 and $0, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2006, was $14,200 with a related weighted average annualized interest rate of 4.38% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

During the period ended August 31, 2006, the Distributor retained $36,526 and $311 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $19,104 and $3,670 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T

30

shares. During the period ended August 31, 2006, Class B, Class C and Class T shares were charged $100,033,$117,686 and $4,771,respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B, Class C and Class T shares were charged $535,836, $33,344, $39,229 and $4,771, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $120,951 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $25,362 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $178,428, Rule 12b-1 distribution plan fees $23,175, shareholder ser-

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

vices plan fees $59,100, custody fees $3,764, chief compliance officer fees $1,895 and transfer agency per account fees $23,976.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $214,465,223 and $176,759,604, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $248,462,488; accordingly, accumulated net unrealized appreciation on investments was $33,073,869, consisting of $40,167,890 gross unrealized appreciation and $7,094,021 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Strategic Value Fund (one of the series comprising Advantage Funds, Inc.), as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Strategic Value Fund at August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York October 12, 2006

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $1.1580 per share as a long-term capital gain distribution paid on December 5, 2005. Also the Fund hereby designates 32.36% of the ordinary dividends paid during the fiscal year ended August 31, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,033,378 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

34

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Management Agreement with senior management of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Management Agreement. In determining to continue the Management Agreement, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered the Manager's research and portfolio management capabilities and the Manager's oversight of day-today fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted the fund's total return exceeded the average and the median total return of the performance group and the performance universe for the one-, three- and five-year periods ended January 31, 2006.

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among

36

other things, that the fund's actual management fee and total expense ratio was lower than the average and the median of the expense group and the expense universe.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager, to evaluate the appropriateness and reasonableness of the fund's management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be realized through an adviser's reinvestment of money back into its business for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the Manager's respective profitability percentages for managing the fund were not unreasonable given the fund's overall performance and generally superior service levels provided. It also was noted that the profitability percentage for managing the portfolio was within rangers determined by appropriate court cases to be reasonable given the services provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations:

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate;
  The Board was satisfied with the fund's overall performance;
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund; and

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

Gloria Messinger (76)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 27
———————
Anne Wexler (76)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 43

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0257AR0806

Dreyfus Premier Technology Growth Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Information About the Review and Approval
of the Fund's Management Agreement
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Technology Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Technology Growth Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk. With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmarks?

For the 12-month period ended August 31,2006,the fund produced total returns of 2.81% for its Class A shares, 1.61% for its Class B shares, 1.84% for its Class C shares, 3.22% for its Class R shares and 2.43% for its Class T shares.1 In comparison, the fund's benchmarks, the Morgan Stanley High Technology 35 Index ("MS High Tech 35 Index") and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"),produced total returns of 3.03% and 8.87%, respectively, over the same period.2,3

Although technology stocks generally advanced over the first half of the reporting period, a portion of those gains were erased in the second half, when investors grew concerned that rising energy prices and higher interest rates might put pressure on consumer spending.The fund produced slightly lower returns than the MS High Tech 35 Index, primarily due to disappointments in the software and semiconductors sectors.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for technology sectors that are expected to outperform on relative scale. We seek to emphasize the most attractive sectors and de-emphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, internet, semi-conductor, electronics, communications, health care, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

Typically,we look for companies that are leaders in their market segments and are characterized by rapid earnings growth and strong market shares.We conduct extensive fundamental research to understand these

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

companies' competitive advantages and to evaluate their ability to maintain leadership positions over time.Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund's performance?

During the fall of 2005 and opening months of 2006,moderate economic growth, low inflation and rising corporate earnings helped technology stocks achieve above-average gains. Strong demand for consumer products, such as flat-screen televisions, and expectations of robust business investment in technology upgrades helped support business fundamentals.

However, investor sentiment appeared to shift in the spring of 2006, when energy prices surged and intensifying inflationary pressures suggested that interest rates might move higher than previously anticipated. Investors began to worry that these factors might constrain consumer spending, including expenditures for technology products. As a result, technology stocks generally fell more sharply than average, giving back some of their previous gains.

The fund's relative underperformance during the reporting period stemmed primarily from our stock selection strategies in the packaged software and semiconductors areas. Specifically, the fund's relative performance was hurt by its underweighted position in semiconductor manufacturer Advanced Micro Devices, which took market share from its chief competitor, and relatively heavy exposure to graphics chip maker Xilinx, which suffered in a maturing market.The fund's packaged software holdings lagged the averages due to its lack of exposure to Oracle and Intuit, which fared relatively well for the MS High Tech 35 Index.

On the other hand, we continued to identify niches within the technology market that, in our judgment, were likely to enjoy solid growth. For example, despite worries regarding consumer spending, Apple Computer continued to offer innovative products, such as the video iPod, that were well received by consumers. Conversely, the fund ben-

4

efited from an underweighted position in computer maker Dell, which encountered slack demand for its relatively unexciting products.

The fund also achieved strong results from its focus on companies engaged in the growing corporate outsourcing trend, such as Cognizant Technology Solutions. Similarly, the fund received strong contributions from companies that help boost the ability of consumers and businesses to use data-intensive applications over the Internet. For example, software services company Akamai achieved success by helping businesses increase the capacity of existing lines to handle the substantial bandwidth requirements of online video services. Finally, the fund's relative performance benefited from its lack of exposure to some of the weaker companies in the benchmark's electronic components area, including Jabil Circuit and Flextronics International.

What is the fund's current strategy?

Although we currently are concerned that business conditions may weaken over the near term as the economic cycle matures, we believe that the longer-term outlook for the technology sector remains bright, particularly in certain niche markets. Accordingly, we have continued to invest in companies that, in our judgment, have the potential to establish or maintain leadership positions in growth segments of the U.S. and global economies.

September 15, 2006

The technology sector has been among the most volatile sectors of the stock market.
Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses. An investment in the fund should be considered only as a supplement to a complete investment program.
[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.
3 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Technology Growth Fund Class A shares with the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index

† Source: Bloomberg L.P.

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Technology Growth Fund on 10/13/97 (inception date) to a $10,000 investment made in each of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and the Morgan Stanley High Technology 35 Index (the "MS High Tech 35 Index"). For comparative purposes, the value of each index on 9/30/97 is used as the beginning value on 10/13/97. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The MS High Tech 35 Index reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index from the electronics-based subsectors.The indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	10/13/97	(3.11)%	(0.79)%	6.53%
without sales charge	10/13/97	2.81%	0.40%	7.25%
Class B shares
with applicable redemption charge †	4/15/99	(2.39)%	(1.00)%	(3.36)%
without redemption	4/15/99	1.61%	(0.59)%	(3.36)%
Class C shares
with applicable redemption charge ††	4/15/99	0.84%	(0.52)%	(3.51)%
without redemption	4/15/99	1.84%	(0.52)%	(3.51)%
Class R shares	4/15/99	3.22%	0.86%	(2.28)%
Class T shares
with applicable sales charge (4.5%)	8/31/99	(2.19)%	(0.95)%	(5.65)%
without sales charge	8/31/99	2.43%	(0.04)%	(5.02)%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Technology Growth Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.22	$ 11.98	$ 11.02	$ 3.98	$ 8.62
Ending value (after expenses)	$921.90	$916.90	$918.30	$924.40	$920.80

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.58	$ 12.58	$ 11.57	$ 4.18	$ 9.05
Ending value (after expenses)	$1,017.69	$1,012.70	$1,013.71	$1,021.07	$1,016.23

Expenses are equal to the fund's annualized expense ratio of 1.49% for Class A, 2.48% for Class B, 2.28% for Class C, .82% for Class R and 1.78% from Class T Shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—97.2%	Shares	Value ($)

Consumer Discretionary—2.8%
Garmin	293,700 [a]	13,733,412
Health Care—1.2%
Amgen	36,600 [b]	2,486,238
Genentech	44,200 [b]	3,647,384
		6,133,622
Information Technology—93.2%
Accenture, Cl. A	616,700	18,291,322
Adobe Systems	481,400 [a,b]	15,616,616
Akamai Technologies	335,500 [b]	13,151,600
Amdocs	394,700 [b]	14,978,865
Apple Computer	272,000 [b]	18,455,200
Automatic Data Processing	382,300	18,044,560
Avid Technology	163,500 [a,b]	6,512,205
Bluestream Ventures, LP	4,381,600 [b,e]	2,692,204
Broadcom, Cl. A	467,250 [b]	13,755,840
CheckFree	296,600 [a,b]	10,618,280
Cisco Systems	656,000 [b]	14,425,440
Citrix Systems	233,100 [b]	7,151,508
Cognizant Technology Solutions, Cl. A	281,800 [a,b]	19,700,638
Comverse Technology	597,500 [a,b]	12,487,750
Corning	1,063,900 [b]	23,661,136
Dell	184,100 [b]	4,151,455
Digital Insight	58,700 [b]	1,526,787
Electronic Arts	194,200 [a,b]	9,898,374
EMC/Massachusetts	641,400 [b]	7,472,310
Google, Cl. A	24,000 [b]	9,084,720
Hewlett-Packard	366,100	13,384,616

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Infosys Technologies, ADR	301,700 [a]	13,531,245
Ingenex	7,900 [b,e]	0
Intel	398,000	7,776,920
Juniper Networks	789,900 [a,b]	11,587,833
Marvell Technology Group	332,600 [a,b]	5,823,826
MEMC Electronic Materials	270,100 [b]	10,447,468
Microsoft	800,000	20,552,000
Motorola	372,700	8,713,726
National Semiconductor	363,900	8,839,131
Network Appliance	434,700 [b]	14,884,128
Nokia, ADR	341,200	7,124,256
Qualcomm	360,100	13,564,967
Samsung Electronics, GDR	17,700 [c]	6,018,000
SanDisk	95,200 [b]	5,609,184
SAP, ADR	237,000 [a]	11,314,380
Seagate Technology	184,000 [b]	4,094,000
Sirf Technology Holdings	157,500 [a,b]	4,146,975
Sun Microsystems	1,504,800 [b]	7,508,952
Taiwan Semiconductor
Manufacturing, ADR	1,563,909	14,559,993
Tellabs	312,700 [b]	3,186,413
Texas Instruments	364,100	11,866,019
Yahoo!	572,800 [b]	16,508,096
		462,718,938
Total Common Stocks
(cost $417,736,451)		482,585,972

10

Investment of Cash Collateral
for Securities Loaned—10.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $53,033,043)	53,033,043 [d]	53,033,043

Total Investments (cost $470,769,494)	107.9%	535,619,015
Liabilities, Less Cash and Receivables	(7.9%)	(38,979,212)
Net Assets	100.0%	496,639,803

ADR—American Depository Receipts
GDR—Global Depository Receipts
[a] All or a portion of these securities are on loan. At August 31, 2006, the total market value of the fund's securities on loan is $57,365,789 and the total market value of the collateral held by the fund is $59,705,643, consisting of cash collateral of $53,033,043 and U.S. Government and agency securities valued at $6,672,600.
[b] Non-income producing security.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, these securities amounted to $6,018,000 or 1.2% of net assets.
[d] Investment in affiliated money market mutual fund.
[e] Securities restricted as to public resale. Investment in restricted securities with aggregated market value assets of
$2,692,204 representing .5% of net assets (see below).

Issuer	Acquisition Date	Purchase Price ($)	Net Assets (%)	Valuation ($)†

Bluestream
Ventures, LP	4/30/2004–6/19/2006	0.63	0.54	.61 per share
Ingenex	4/30/2004	0.00	0.00	.00 per share

† The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary ††

	Value (%)		Value (%)

Information Technology	93.2	Health Care	1.2
Money Market Investment	10.7
Consumer Discretionary	2.8		107.9

† Based on net assets. † † See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $57,365,789)—Note 1(c):
Unaffiliated issuers	417,736,451	482,585,972
Affiliated issuers	53,033,043	53,033,043
Cash denominated in foreign currencies	16,240,284	16,120,817
Receivable for investment securities sold		2,873,462
Receivable for shares of Common Stock subscribed		213,831
Dividends and interest receivable		208,317
Prepaid expenses		76,919
		555,112,361

Liabilities ($):
Due to the Dreyfus Corporation and affiliates—Note 3(c)		690,695
Cash overdraft due to Custodian		127,989
Liability for securities on loan—Note 1(c)		53,033,043
Bank loan payable—Note 2		1,975,000
Payable for investment securities purchased		1,404,423
Payable for shares of Common Stock redeemed		737,973
Accrued expenses		503,435
		58,472,558

Net Assets ($)		496,639,803

Composition of Net Assets ($):
Paid-in capital		723,125,481
Accumulated net realized gain (loss) on investments		(291,215,732)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		64,730,054

Net Assets ($)		496,639,803

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	391,529,917	45,651,614	50,655,572	4,611,630	4,191,070
Shares Outstanding	16,998,602	2,122,147	2,347,365	194,503	187,618

Net Asset Value
Per Share ($)	23.03	21.51	21.58	23.71	22.34

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $130,504 foreign taxes withheld at source):
Unaffiliated issuers	3,828,206
Affiliated issuers	264,775
Interest	460,554
Income on securities lending	490,123
Total Income	5,043,658
Expenses:
Management fee—Note 3(a)	6,880,334
Shareholder servicing costs—Note 3(c)	3,781,344
Distribution fees—Note 3(b)	1,216,417
Prospectus and shareholders' reports	208,831
Custodian fees—Note 3(c)	181,307
Registration fees	61,181
Professional fees	54,020
Directors' fees and expenses—Note 3(d)	36,391
Interest expense—Note 2	11,618
Miscellaneous	42,773
Total Expenses	12,474,216
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(2,474)
Net Expenses	12,471,742
Investment (Loss)—Net	(7,428,084)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	202,247,576[a]
Net realized gain (loss) on forward currency exchange contracts	(27,766)
Net Realized Gain (Loss)	202,219,810
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(112,127,827)
Net Realized and Unrealized Gain (Loss) on Investments	90,091,983
Net Increase in Net Assets Resulting from Operations	82,663,899

a On December 30, 2005, the Fund had a redemption-in-kind with total proceeds in the amount of $1,005,064,114.The net realized gain of the transaction of $166,615,470 will not be realized for tax purposes. See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment (loss)—net	(7,428,084)	(5,662,645)
Net realized gain (loss) on investments	202,219,810	73,667,763
Net unrealized appreciation
(depreciation) on investments	(112,127,827)	162,944,382
Net Increase (Decrease) in Net Assets
Resulting from Operations	82,663,899	230,949,500

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	161,187,648	106,181,572
Class B shares	1,513,909	2,459,692
Class C shares	1,564,828	2,230,474
Class R shares	93,497,671	186,764,693
Class T shares	1,715,341	1,783,852
Cost of shares redeemed:
Class A shares	(163,070,827)	(174,298,851)
Class B shares	(127,359,414)	(71,659,212)
Class C shares	(20,020,222)	(33,527,229)
Class R shares	(1,135,312,431)	(397,775,151)
Class T shares	(2,249,273)	(2,709,856)
Capital contribution by Manager—Note 3 (e)	2,289,116	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,186,243,654)	(380,550,016)
Total Increase (Decrease) in Net Assets	(1,103,579,755)	(149,600,516)

Net Assets ($):
Beginning of Period	1,600,219,558	1,749,820,074
End of Period	496,639,803	1,600,219,558

14

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	6,724,640	4,873,202
Shares redeemed	(6,890,133)	(8,008,064)
Net Increase (Decrease) in Shares Outstanding	(165,493)	(3,134,862)

Class B [a]
Shares sold	66,752	119,230
Shares redeemed	(5,637,131)	(3,462,180)
Net Increase (Decrease) in Shares Outstanding	(5,570,379)	(3,342,950)

Class C
Shares sold	69,024	108,821
Shares redeemed	(898,129)	(1,621,255)
Net Increase (Decrease) in Shares Outstanding	(829,105)	(1,512,434)

Class R
Shares sold	3,924,941	8,299,682
Shares redeemed	(46,434,346)	(18,005,233)
Net Increase (Decrease) in Shares Outstanding	(42,509,405)	(9,705,551)

Class T
Shares sold	73,938	83,610
Shares redeemed	(98,520)	(127,974)
Net Increase (Decrease) in Shares Outstanding	(24,582)	(44,364)

a During the period ended August 31, 2006, 3,352,551 Class B shares representing $76,137,578 were automatically converted to 3,153,293 Class A shares and during the period ended August 31, 2005, 598,310 Class B shares representing $12,482,881 were automatically converted to 567,030 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describes the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	22.40	19.64	21.28	14.89	22.58
Investment Operations:
Investment (loss)—net [a]	(.18)	(.10)	(.24)	(.18)	(.25)
Net realized and unrealized
gain (loss) on investments	.78	2.86	(1.40)	6.57	(7.44)
Total from Investment Operations	.60	2.76	(1.64)	6.39	(7.69)
Capital contribution by Manager	.03	—	—	—	—
Net asset value, end of period	23.03	22.40	19.64	21.28	14.89

Total Return (%) [b]	2.81[c]	14.05	(7.71)	42.91	(34.06)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.38	1.32	1.42	1.57	1.55
Ratio of net expenses
to average net assets	1.38	1.32	1.42	1.57	1.55
Ratio of net investment (loss)
to average net assets	(.77)	(.45)	(1.06)	(1.06)	(1.13)
Portfolio Turnover Rate	48.26	44.59	127.75	61.71	77.42

Net Assets, end of period ($ x 1,000)	391,530	384,411	398,767	423,425	314,261

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
August 31, 2006 would have been 2.67%.
See notes to financial statements.

16

		Year Ended August 31,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	21.17	18.75	20.50	14.49	22.16
Investment Operations:
Investment (loss)—net [a]	(.41)	(.29)	(.43)	(.33)	(.42)
Net realized and unrealized
gain (loss) on investments	.72	2.71	(1.32)	6.34	(7.25)
Total from Investment Operations	.31	2.42	(1.75)	6.01	(7.67)
Capital contribution by Manager	.03	—	—	—	—
Net asset value, end of period	21.51	21.17	18.75	20.50	14.49

Total Return (%) [b]	1.61[c]	12.91	(8.54)	41.48	(34.61)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.47	2.29	2.36	2.54	2.43
Ratio of net expenses
to average net assets	2.47	2.29	2.36	2.54	2.43
Ratio of net investment (loss)
to average net assets	(1.92)	(1.41)	(2.00)	(2.03)	(2.00)
Portfolio Turnover Rate	48.26	44.59	127.75	61.71	77.42

Net Assets, end of period ($ x 1,000)	45,652	162,849	206,901	239,954	198,340

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
August 31, 2006 would have been 1.47%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	21.19	18.76	20.51	14.49	22.15
Investment Operations:
Investment (loss)—net [a]	(.38)	(.29)	(.42)	(.32)	(.41)
Net realized and unrealized
gain (loss) on investments	.74	2.72	(1.33)	6.34	(7.25)
Total from Investment Operations	.36	2.43	(1.75)	6.02	(7.66)
Capital contribution by Manager	.03	—	—	—	—
Net asset value, end of period	21.58	21.19	18.76	20.51	14.49

Total Return (%) [b]	1.84[c]	12.95	(8.53)	41.55	(34.58)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.33	2.28	2.33	2.51	2.38
Ratio of net expenses
to average net assets	2.33	2.28	2.33	2.51	2.38
Ratio of net investment (loss)
to average net assets	(1.73)	(1.39)	(1.98)	(2.00)	(1.95)
Portfolio Turnover Rate	48.26	44.59	127.75	61.71	77.42

Net Assets, end of period ($ x 1,000)	50,656	67,295	87,980	107,737	91,048

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
August 31, 2006 would have been 1.70%.
See notes to financial statements.

18

		Year Ended August 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	22.97	20.06	21.63	15.05	22.72
Investment Operations:
Investment income (loss)—net [a]	(.08)	.00[b]	(.05)	(.08)	(.16)
Net realized and unrealized
gain (loss) on investments	.79	2.91	(1.52)	6.66	(7.51)
Total from Investment Operations	.71	2.91	(1.57)	6.58	(7.67)
Capital contribution by Manager	.03	—	—	—	—
Net asset value, end of period	23.71	22.97	20.06	21.63	15.05

Total Return (%)	3.22[c]	14.51	(7.26)	43.72	(33.76)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.82	.86	.86	.97	1.15
Ratio of net expenses
to average net assets	.82	.86	.86	.97	1.15
Ratio of net investment income
(loss) to average net assets	(.36)	.01	(.26)	(.45)	(.73)
Portfolio Turnover Rate	48.26	44.59	127.75	61.71	77.42

Net Assets, end of period ($ x 1,000)	4,612	981,036	1,051,240	14,750	8,318

[a] Based on average shares outstanding at each month end.
[b] Amount represents less than $.01 per share.
[c] If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
August 31, 2006 would have been 3.08%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class T Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	21.81	19.22	20.90	14.70	22.38
Investment Operations:
Investment (loss)—net [a]	(.27)	(.19)	(.31)	(.25)	(.34)
Net realized and unrealized
gain (loss) on investments	.77	2.78	(1.37)	6.45	(7.34)
Total from Investment Operations	.50	2.59	(1.68)	6.20	(7.68)
Capital contribution by Manager	.03	—	—	—	—
Net asset value, end of period	22.34	21.81	19.22	20.90	14.70

Total Return (%) [b]	2.43[c]	13.48	(8.04)	42.18	(34.32)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.79	1.79	1.79	2.07	1.99
Ratio of net expenses
to average net assets	1.79	1.79	1.79	2.07	1.99
Ratio of net investment (loss)
to average net assets	(1.18)	(.91)	(1.43)	(1.56)	(1.56)
Portfolio Turnover Rate	48.26	44.59	127.75	61.71	77.42

Net Assets, end of period ($ x 1,000)	4,191	4,629	4,931	4,451	3,364

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
August 31, 2006 would have been 2.29%.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers fourteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

On May 2, 2006, the Board of Directors approved a change of the company name from "Dreyfus Advantage Funds, Inc." to "Advantage Fund, Inc." Previously, on March 15, 2006, the Board of Directors approved a change of the company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc."

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the

22

Distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investments companies are valued at their NAV. When market quotations or official

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

24

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investment companies advised by the Manager are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $285,382,746 and unrealized appreciation $58,897,068.

The accumulated capital loss carryover is subject to annual limitations on the utilization pursuant to Section 382 of the Internal Revenue Code. If not applied, $212,157,244 of the carryover expires in fiscal 2011 and $73,225,502 expires in fiscal 2012. Due to the limitation on utilization of the capital loss carryover, only $285,382,746 of the remaining $417,951,769 will actually be eligible to offset future gains. Consequently, the difference of $132,569,023 has been recorded as a reduction of paid-in capital in fiscal 2006. Other ownership changes as

26

described in Section 382 of the Internal Revenue Code may put additional limitations on the utilization of these amounts.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, limited partnerships, foreign currency transactions, net realized gains from redemption-in-kind and other permanent book to tax differences under the provisions of Section 382 of the Code, the fund increased accumulated undistributed investment income-net by $7,428,084, decreased accumulated net realized gain (loss) on investments by $34,647,101 and increased paid-in capital by $27,219,017. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2006 was approximately $198,900, with a related weighted average annualized interest rate of 5.84% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

During the period ended August 31, 2006, the Distributor retained $13,723 and $1,352 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $311,874 and $7,001 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2006, Class B, Class C and Class T shares were charged $748,407, $456,597 and $11,413, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B, Class C and Class T shares were charged $1,034,619, $249,469, $152,199 and $11,413, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $1,137,940 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $181,307 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

28

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $306,789, Rule 12b-1 distribution plan fees $60,718 shareholder services plan fees $101,323, custody fees $30,970, chief compliance officer fees $1,895 and transfer agency per account fees $189,000.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) On November 28, 2005, the Manager made a capital contribution of $2,289,116 to the fund, which represented approximately .14% of the fund's net assets on that date. The capital contribution, which is reflected in the fund's Paid-in-Capital and Statement of Changes in Net Assets, reflected an adjustment in the methodology used to calculate the management fee for Dreyfus Premier NexTech Fund, which merged into the fund on December 17, 2003.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 2006, amounted to $415,437,803 and $1,598,298,489, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract.At August 31, 2006, there were no forward currency exchange contracts outstanding.

At August 31, 2006, the cost of investments for federal income tax purposes was $476,602,480; accordingly, accumulated net unrealized appreciation on investments was $59,016,535, consisting of $73,936,993 gross unrealized appreciation and $14,920,458 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Technology Growth Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Technology Growth Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Management Agreement with senior management of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Management Agreement. In determining to continue the Management Agreement, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

32

The Board members also considered the Manager's research and portfolio management capabilities and the Manager's oversight of day-today fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted the fund's total return was above the median of the performance group for the one-, three- and five-year periods ended January 31, 2006.The board further noted that the fund was ranked in the third quintile of its performance group and performance universe for the one-year period ended January 31, 2006.

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among

The Fund 33

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ' S M A N A G E M E N T A G R E E M E N T (Unaudited) (continued)

other things, that the fund's actual management fee was ranked in the fourth quintile of its expense group and ranked in the second quintile of its expense universe, while the fund's actual total expense ratio was ranked in the second quintile of its expense group and ranked in the first quintile of its expense universe.The Board further noted that the fund's actual total expense ratio was lower than the average and median of the expense group.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager, to evaluate the appropriateness and reasonableness of the fund's management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be realized through an adviser's reinvestment of money back into its business for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment

34

adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the Manager's respective profitability percentages for managing the fund were not unreasonable given the fund's overall performance and generally superior service levels provided. It also was noted that the profitability percentage for managing the portfolio was within rangers determined by appropriate court cases to be reasonable given the services provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations:

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate;
  The Board was satisfied with the fund's overall performance;
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund; and

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (76)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 27
———————
Anne Wexler (76)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

40

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0255AR0806

Dreyfus Small Company Value Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
22	Report of Independent Registered
Public Accounting Firm
23	Important Tax Information
24	Information About the Review and Approval
of the Fund's Management Agreement
29	Board Members Information
31	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Small Company Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Small Company Value Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors' attitudes toward risk. With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

David Daglio, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced a total return of –7.37% .1 In comparison, the fund's benchmark, the Russell 2000 Value Index, produced a total return of 12.72% for the same period.2

While a strong U.S. economy helped drive stocks higher during the first half of the reporting period, returns were tempered during the second half by concerns regarding intensifying inflationary pressures and slower economic growth.We attribute the fund's underperformance to the small-cap market's apparent preference for stocks that demonstrated "price momentum," which generally are too expensively priced to qualify for our type of value-oriented investment approach.As a result, the fund maintained relatively light exposure to materials and capital goods companies, two of the market's better-performing sectors.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in small-company stocks of companies with market capitalizations between $100 million and $2 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings (IPOs).

The portfolio manager identifies potential investments through extensive quantitative and fundamental research.When selecting stocks, we emphasize three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or the overall efficiency and profitability as measured by return on

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assets and return on equity; and business momentum, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near- to midterm.

What other factors influenced the fund's performance?

During the first half of the reporting period, small-cap stocks posted generally strong returns, driven by robust investor demand. Strong economic growth and low inflation apparently helped investors feel comfortable assuming the risks of investing in smaller, more speculative companies. However, by the spring of 2006, investors became worried that high energy prices and rising interest rates might put pressure on consumer spending, potentially choking off future economic growth. As a result, investors grew more risk-averse, and prices of small-cap stocks began to fall during the reporting period's second half.

While we are disappointed with the fund's results, we attribute much of its underperformance to our type of value-oriented investment style, which was out of favor among investors during the reporting period. In a trend-following market, investors continued to buy stocks that already had performed well,enabling them to reach fuller valuations that did not qualify for our investment criteria. Indeed, our approach frequently leads us to stocks that recently have underperformed the averages but that, in our analysis, are fundamentally sound and are poised for gains. We remain confident in the fund's long-term investment discipline, which we believe has proven its effectiveness over full business cycles.

The fund was particularly hurt during the reporting period by its lack of exposure to producers of industrial and precious metals, which gained value due to robust demand from China and India but, in our view, had become overvalued. Similarly, in the capital goods sector, companies that make specialized equipment for the mining and metals industries began the reporting period with rich valuations, yet continued to produce some of the market's higher returns due to robust industrial demand from the world's developing economies.The fund was also hurt by an underweight in REIT's and banks, which performed well during the quarter despite being very richly valued versus their histories; we continue to stay underweight these sectors.

4

The fund enjoyed better returns from its holdings in the industrials sector, where airlines rebounded from previous weakness in a consolidating industry, and trucking stocks benefited from the growing global economy. We reduced our focus on trucking stocks as they became more fully valued, a move that proved fortuitous when their prices subsequently fell. A number of consumer discretionary stocks also helped boost the fund's performance, including a fast-food restaurant chain and a manufacturer of carpet and laminates.

What is the fund's current strategy?

As of the end of the reporting period, we have continued to find what we believe to be attractive values in certain consumer-oriented stocks, including homebuilders, restaurants and a handful of retailers.We also have established an overweighted position in medical technology and services companies in the health care sector, and our bottom-up research has identified a number of opportunities in the technology sector. Conversely, in the financials sector, the fund holds relatively light positions in real estate investment trusts (REITs), which we believe remain overvalued after ranking among the better performing sectors of the small-cap market during the reporting period.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/06
	1 Year	5 Years	10 Years

Fund	(7.37)%	5.78%	10.40%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.
The above graph compares a $10,000 investment made in Dreyfus Small Company Value Fund on 8/31/96 to a
$10,000 investment made on that date in the Russell 2000 Value Index (the "Index"). All dividends and capital gain distributions are reinvested.
The fund's performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index of small-cap value stock performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Company Value Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 5.80
Ending value (after expenses)	$902.40

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 6.16
Ending value (after expenses)	$1,019.11

† Expenses are equal to the fund's annualized expense ratio of 1.21%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2006

8

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Wabash National	165,800	2,286,382
		25,514,028
Information Technology—15.4%
ADTRAN	52,600	1,308,162
Applied Micro Circuits	480,800 [a,b]	1,312,584
Arris Group	126,800 [a]	1,453,128
China TechFaith Wireless
Communication Technology, ADR	141,800 [a]	1,134,400
Cognos	42,000 [a]	1,365,840
Digitas	203,600 [a,b]	1,820,184
Gevity HR	104,200 [b]	2,678,982
Mindspeed Technologies	250,324 [a,b]	478,119
Mobility Electronics	394,610 [a,b]	2,561,019
OmniVision Technologies	36,200 [a,b]	600,920
Paxar	27,600 [a]	537,372
Photon Dynamics	88,000 [a]	1,181,840
Powerwave Technologies	101,800 [a]	771,644
Take-Two Interactive Software	195,950 [a,b]	2,390,590
Verigy	25,600	442,880
Zebra Technologies, Cl. A	27,590 [a]	933,646
		20,971,310
Materials—2.8%
Century Aluminum	28,650 [a,b]	994,442
Martin Marietta Materials	16,000	1,317,760
Owens-Illinois	90,600 [a]	1,373,496
Reliance Steel & Aluminum	2,600	85,202
		3,770,900
Telecommunication Services—4.8%
Cogent Communications Group	286,693 [a]	2,660,511
NTELOS Holdings	279,000	3,830,670
		6,491,181
Utilities—2.4%
CMS Energy	140,100 [a]	2,051,064
UIL Holdings	34,933	1,276,452
		3,327,516
Total Common Stocks
(cost $138,495,948)		133,602,183

10

Investment of Cash Collateral
for Securities Loaned—19.2%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $26,150,380)		26,150,380 [e]	26,150,380

Total Investments (cost $164,646,328)		117.2%	159,752,563

Liabilities, Less Cash and Receivables		(17.2%)	(23,455,047)

Net Assets		100.0%	136,297,516

ADR—American Depository Receipts.
[a]	Non-income producing security.
[b]	All or a portion of these securities are on loan. At August 31, 2006, the total market value of the fund's securities on
	loan is $25,155,468 and the total market value of the collateral held by the fund is $26,737,036 consisting of cash
	collateral of $26,150,380 and U.S. Government and agency securities valued at $586,656.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, these securities
	amounted to $798,000 or .6% of net assets.
[d]	The value of this security has been determined in good faith under the direction of the Board of Directors.
[e]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Money Market Investments	19.2	Energy	6.5
Consumer Discretionary	19.0	Telecommunication Services	4.8
Industrial	18.7	Consumer Staples	3.5
Information Technology	15.4	Materials	2.8
Health Care	13.5	Utilities	2.4
Financial	11.4		117.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $25,155,468)—Note 1(b):
Unaffiliated issuers	138,495,948	133,602,183
Affiliated issuers	26,150,380	26,150,380
Cash		24,439
Receivable for investment securities sold		5,026,682
Dividends and interest receivable		57,866
Receivable for shares of Common Stock subscribed		365
Prepaid expenses		9,814
		164,871,729

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		132,028
Liability for securities on loan—Note 1(b)		26,150,380
Payable for investment securities purchased		1,957,860
Payable for shares of Common Stock redeemed		269,588
Accrued expenses		64,357
		28,574,213

Net Assets ($)		136,297,516

Composition of Net Assets ($):
Paid-in capital		137,201,639
Accumulated net realized gain (loss) on investments		3,989,642
Accumulated net unrealized appreciation
(depreciation) on investments		(4,893,765)

Net Assets ($)		136,297,516

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		5,894,546
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		23.12

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $6,192 foreign taxes withheld at source):
Unaffiliated issuers	888,632
Affiliated issuers	57,681
Income from securities lending	148,346
Interest	95,561
Total Income	1,190,220
Expenses:
Management fee—Note 3(a)	1,193,915
Shareholder servicing costs—Note 3(b)	567,157
Professional fees	41,231
Custodian fees—Note 3(b)	34,892
Prospectus and shareholders' reports	29,666
Registration fees	18,695
Directors' fees and expenses—Note 3(c)	4,031
Interest expense—Note 2	2,806
Miscellaneous	7,540
Total Expenses	1,899,933
Investment (Loss)—Net	(709,713)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,443,732
Net unrealized appreciation (depreciation) on investments	(28,191,572)
Net Realized and Unrealized Gain (Loss) on Investments	(10,747,840)
Net (Decrease) in Net Assets Resulting from Operations	(11,457,553)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment (loss)—net	(709,713)	(1,249,228)
Net realized gain (loss) on investments	17,443,732	34,623,698
Net unrealized appreciation
(depreciation) on investments	(28,191,572)	18,819,662
Net Increase (Decrease) in Net Assets
Resulting from Operations	(11,457,553)	52,194,132

Dividends to Shareholders from ($):
Net realized gain on investments	(14,895,629)	—

Capital Stock Transactions ($):
Net proceeds from shares sold	10,039,442	14,929,661
Dividends reinvested	14,435,657	—
Cost of shares redeemed	(45,253,114)	(54,862,393)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(20,778,015)	(39,932,732)
Total Increase (Decrease) in Net Assets	(47,131,197)	12,261,400

Net Assets ($):
Beginning of Period	183,428,713	171,167,313
End of Period	136,297,516	183,428,713

Capital Share Transactions (Shares):
Shares sold	391,033	626,553
Shares issued for dividends reinvested	568,109	—
Shares redeemed	(1,781,644)	(2,290,652)
Net Increase (Decrease) in Shares Outstanding	(822,502)	(1,664,099)

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	27.31	20.42	18.69	12.29	25.86
Investment Operations:
Investment (loss)—net [a]	(.11)	(.17)	(.18)	(.10)	(.15)
Net realized and unrealized
gain (loss) on investments	(1.69)	7.06	1.91	6.50	(6.36)
Total from Investment Operations	(1.80)	6.89	1.73	6.40	(6.51)
Distributions:
Dividends from net realized
gain on investments	(2.39)	—	—	—	(7.06)
Net asset value, end of period	23.12	27.31	20.42	18.69	12.29

Total Return (%)	(7.37)	33.74	9.26	52.08	(35.65)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	1.18	1.22	1.29	1.21
Ratio of net investment (loss)
to average net assets	(.45)	(.70)	(.83)	(.79)	(.79)
Portfolio Turnover Rate	170.59	107.07	113.42	128.80	126.43

Net Assets, end of period ($ x 1,000)	136,298	183,429	171,167	209,765	170,376

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Advantage Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers fourteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On May 2, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Advantage Funds, Inc." to "Advantage Funds, Inc." Previously, on March 15, 2006, the Board of Directors approved a change of the Company name from "Dreyfus Growth and Value Funds, Inc." to "Dreyfus Advantage Funds, Inc."

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on

16

which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

18

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,556,649, undistributed capital gains $1,917,067 and unrealized depreciation $6,377,839.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: ordinary income $1,301,499 and $0 and long-term capital gains $13,594,130 and $0, respectively.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $709,713 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2006 was approximately $60,500, with a related weighted average annualized interest rate of 4.63% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund's average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, the fund was charged $397,972 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $79,771 pursuant to the transfer agency agreement.

20

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $34,892 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $84,855, shareholder services plan fees $28,285, custodian fees $3,947, chief compliance officer fees $1,895 and transfer agency per account fees $13,046.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund's exchange privilege.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $268,158,763 and $300,650,161, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $166,130,402; accordingly, accumulated net unrealized depreciation on investments was $6,377,839, consisting of $8,447,555 gross unrealized appreciation and $14,825,394 gross unrealized depreciation.

The Fund 21

REPORT OF INDEPENDENT REGISTERED  PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Small Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Company Value Fund, (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 12, 2006

22

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $2.1830 per share as a long-term capital gain distribution of the $2.3920 per share paid on December 13, 2005. Also the fund hereby designates 9.01% of the ordinary dividends paid during the fiscal year ended August 31, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $656,065 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a Board of Directors meeting held on March 7, 2006, the Board unanimously approved the continuation of the fund's Management Agreement for a one-year term ending March 30, 2007.The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objective to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During the meeting, the Board members discussed the continuance of the Management Agreement with senior management of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representatives of the Manager were present, to continue their discussion of continuance of the Management Agreement. In determining to continue the Management Agreement, the Board considered all factors which they believed to be relevant, including, among other things, the factors discussed below.

Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

24

The Board members also considered the Manager's research and portfolio management capabilities and the Manager's oversight of day-today fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund's performance was compared to that of a performance universe, consisting of all funds with the same Lipper classification/objective, and a performance group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an expense universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an expense group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted the fund was ranked in the first or second quintiles among its performance group and performance universe for the one- and three-year periods ended January 31, 2006.The Board acknowledged that the fund's current portfolio manager was assigned in August 2005 and that most of the performance record reflects the investment strategy of the previous portfolio manager.

In its review of the fund's management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the expense group and expense universe, noting, among

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

other things, that the fund's actual management fee and total expense ratio were lower than the expense group average and median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and the differences, from the Manager's perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager, to evaluate the appropriateness and reasonableness of the fund's management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be realized through an adviser's reinvestment of money back into its business for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

26

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the Manager's respective profitability percentages for managing the fund were not unreasonable given the fund's overall performance and generally superior service levels provided. It also was noted that the profitability percentage for managing the portfolio was within rangers determined by appropriate court cases to be reasonable given the services provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations:

•	The Board concluded that the nature, extent, and quality of the ser-
vices provided by the Manager are adequate and appropriate;
•	The Board was satisfied with the fund's overall performance;
•	The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the
Manager from its relationship with the fund; and

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)
•	The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con-
nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David P. Feldman (66)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
———————
Ehud Houminer (66)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (76)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers,
Inc.
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 27
———————
Anne Wexler (76)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

32

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0253AR0806

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $287,229 in 2005 and $300,880 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $56,700 in 2005 and $56,342 in 2006. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ - in 2005 and $ - in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $47,927 in 2005 and $47,195 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $9,090 in 2005 and $7,460 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $- in 2005 and $- in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,013,651 in 2005 and $445,221 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANTAGE FUNDS, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	10/27/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer
Date:	10/27/06
By:	/s/ James Windels
James Windels
Chief Financial Officer
Date:	10/27/06
EXHIBIT INDEX
	(a)(1)	Code of ethics referred to in Item 2.
	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)